UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

Thomas E. Line

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

Small Cap Fund	Global Fund
Small-Mid Cap Fund	International Fund
Mid Cap Fund	Short Duration Total Return Fund
Large Cap Fund	Core Bond Fund
All Cap Select Fund	Corporate Credit Fund
Long-Short Fund	High Yield Fund
Research Opportunities Fund	

This material must be preceded or accompanied by a current prospectus.
Not FDIC Insured. May Lose Value. No Bank Guarantee.

DIAMOND HILL | FUNDS

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Diamond Hill Funds’ (“Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank, or from the Diamond Hill Funds, if you invest directly with the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 888-226-5595.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly in a Diamond Hill Fund, you can call 888-226-5595 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all Diamond Hill Funds, if you invest directly with the Fund.

Table of Contents

Letter to Shareholders	1
Mission and Guiding Principles	5
Management Discussion of Fund Performance (Unaudited)
Diamond Hill Small Cap Fund	7
Diamond Hill Small-Mid Cap Fund	10
Diamond Hill Mid Cap Fund	13
Diamond Hill Large Cap Fund	16
Diamond Hill All Cap Select Fund	20
Diamond Hill Long-Short Fund	23
Diamond Hill Research Opportunities Fund	26
Diamond Hill Global Fund	29
Diamond Hill International Fund	32
Diamond Hill Short Duration Total Return Fund	35
Diamond Hill Core Bond Fund	38
Diamond Hill Corporate Credit Fund	41
Diamond Hill High Yield Fund	44
Financial Statements
Schedules of Investments	47
Statements of Assets & Liabilities	106
Statements of Operations	109
Statements of Changes in Net Assets	112
Financial Highlights	128
Notes to Financial Statements	154
Report of Independent Registered Public Accounting Firm	174
Other Items	176
Schedule of Shareholder Expenses	182
Management of the Trust	185

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by Foreside Financial Services, LLC (Member FINRA). Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds.

Equity markets reached new all-time highs in 2019, with the Russell 1000 Index returning 31.43% for the year, the strongest annual return for the Index since 2013 and the second-best return since 1997. Most of the market’s return was driven by price/earnings multiple expansion, as corporate earnings grew at a very modest rate. With the exception of a short rally for value stocks in September, growth stocks continued to outperform value stocks, with the Russell 1000 Growth Index outperforming the Russell 1000 Value index by just under 1,000 basis points for the year. The 50% return for the information technology sector was particularly notable.

The trend toward passive management persisted in 2019. We continue to believe that Diamond Hill strategies will outperform their respective passive benchmarks over a full market cycle, supported by a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach, and alignment with our clients’ interests. As of December 31, 2019, the since-inception returns for most of our strategies exceeded their respective benchmark returns.

2019 Financial Markets

The first quarter of 2019 was the best in nearly a decade for the Russell 1000 Index, returning 14.0% and recovering nearly all of the double-digit decline in the fourth quarter of 2018. Concern that the Federal Reserve would tighten monetary policy too far contributed to the sell-off at the end of 2018, but Chairman Powell’s comments in January 2019 about being “patient and flexible” seemed to allay those fears.

Much of the market’s movement in the second quarter of 2019 was driven by interest rates and expectations around a resolution to global trade tensions. After a strong April, markets slid in May on concern that trade talks were falling apart. Renewed optimism around a deal, along with a developing perception that a low interest rate environment would persist for some time, led to a bounce-back in June.

Equity markets increased modestly in the third quarter. The on and off progress of trade negotiations continued to move markets, as did the rapid fluctuation of interest rates. Equity markets finished the year strong, with the Russell 1000 Index returning 9.04% in the fourth quarter to again reach new all-time highs. The sharp move was likely driven by incremental progress on a trade deal with China.

Interestingly, only three sectors outperformed the Russell 1000 Index for the full year, and two of them – financials and communication services – outperformed by just a small margin. This speaks to just how much the 50% return for the information technology sector drove the overall market in 2019, as the sector was responsible for approximately one-third of the overall market’s return. Drilling one level deeper, just four information technology stocks – Apple, Microsoft, Mastercard, and Visa – contributed about 17% of the Russell 1000 Index’s return.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 1

Letter to Shareholders

The dominant theme in the fixed income markets throughout the year was the complete suppression of volatility by the Federal Reserve, a theme that was evident in the two Federal Open Market Committee (FOMC) meetings in the fourth quarter. After spending the majority of 2018 working to get out of the business of suppressing volatility, we expected the Federal Reserve to recalibrate policy in 2019, as there was no need to push the economy close to recession with both actual and expected inflation contained. However, the Federal Reserve did far more than recalibrate policy. It reversed three of the four 2018 rate hikes and resumed balance sheet expansion in the fourth quarter to placate concerns that arose from money market volatility in September. The combination of the Federal Reserve’s lowering rates, increasing its balance sheet, resolution to the U.K. election (with Boris Johnson consolidating his power), and a potential agreement on a phase one trade deal between the U.S. and China fueled risk markets. Equity markets led the charge higher, with both high yield and investment grade corporate bonds following suit. Longer-term Treasury yields moved higher as investors moved away from haven assets and piled into risk.

The 30-year Treasury returned 16.43% in 2019, its best calendar year performance since 2014 (29.38%). Similar to the performance of the 30-year Treasury, the 2019 performance for the 10-year Treasury, 8.90%, was the best since 2014’s return of 10.74%. Overall, the Treasury market gained 6.86% in 2019.

The Bloomberg Barclays U.S. Corporate Index returned 14.54% in 2019. The Index finished the year with one month of negative performance (September’s decline of 65 bps, which was fueled by a deluge of new issuance), matching the record for positive performing months in a calendar year set in 1995. The ICE BofA U.S. High Yield Index also posted strong returns for the year, ending 2019 with a 14.41% return.

Outlook

U.S. real GDP growth remains healthy, driven by a strong labor market, business investment, and increased government spending. However, growth has slowed from peak levels in 2018 and some economic indicators suggest continued slowing. There is also the risk that things like domestic politics or geopolitical events can alter the trajectory of growth in the near term. For example, ongoing disputes over international trade policy have the potential to negatively impact growth if they are not resolved.

The size of recently implemented tariffs is small relative to the total economy, but for certain companies the impact is large. While tariffs are not impacting how we are positioning our portfolios, we continually assess the impact on a company-by-company basis. The likelihood of reaching a trade deal seems to rapidly fluctuate, but we believe cooler heads will eventually prevail and a deal will be reached.

Corporate tax reform provided a boost to corporate earnings in 2018, but the challenging year-over-year comparison made earnings growth more difficult in 2019. Earnings for many companies were also pressured by higher input costs, including wages and transportation. Earnings growth is expected to be higher in 2020 as some of these factors start to normalize.

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Letter to Shareholders

The modest deleveraging of the U.S. household sector over the past several years continues to be a positive story. These lower debt levels combined with low interest rates have allowed consumer debt-service burdens to improve to very low levels by historical standards. This debt-service ability remains very much tied to interest rate levels, so the current low levels should continue to help support a strong consumer.

The Federal Reserve’s hawkish commentary in late 2018 spooked equity markets, causing concern that they may go too far in tightening monetary policy and increase the probability of a recession. The Federal Reserve walked back those comments in early 2019 by describing its approach as flexible, sparking a rally in equity markets and very strong returns for the year. The Federal Reserve cut the Federal Funds rate in July, September, and October, and along with its decision to leave rates unchanged in December, signaled that it is comfortable with current levels given its favorable economic outlook.

Low interest rates, high corporate profit margins, and steady economic growth with low inflation have driven strong equity market returns since the Great Recession of 2008, often making it difficult for us to find new investments for our portfolios. This continues to be the case after the market’s significant move upward in 2019. As always, we remain focused on assessing risk, which we define as the permanent loss of capital.

Current price/earnings multiples are slightly above historical averages, and although they are not excessive, expected returns could be held back if historically high corporate profit margins and below-average interest rates revert toward long-term averages. Considering these factors, mid-single digit returns seem reasonable for equity markets over the next five years.

We believe we can achieve better-than-market returns over the next five years through active portfolio management, and our primary focus is always on achieving value-added results for our existing clients. Our intrinsic value investment philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across strategies.

Thank you for your continued support,

Diamond Hill Capital Management, Inc.

Austin Hawley, CFA Chief Investment Officer	Bill Zox, CFA Chief Investment Officer – Fixed Income

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 3

Letter to Shareholders

The views expressed are as of December 31, 2019, and they are subject to change. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged market capitalization weighted index measuring the performance of the large cap value segment of the U.S. equity universe including those Russell 1000 Index companies with lower expected growth values. The Russell 1000 Growth Index is an unmanaged market capitalization weighted index measuring the performance of the large cap growth segment of the U.S. equity universe including those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Bloomberg Barclays U.S. Corporate Index is an unmanaged index measuring the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

The ICE BofA U.S. High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer.

These indices do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. Investors cannot invest directly in an index although they can invest in the underlying securities.

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Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 5

The Guiding Principles of our Intrinsic Value Philosophy

●	Recognize that market price and intrinsic value tend to converge over a reasonable period of time

●	Possess a long-term investment temperament (five years or longer)

●	Only invest when the market price is below (above for short positions) intrinsic value

●	Treat every investment as a partial ownership interest in that company

Our intrinsic value philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across all equity and fixed income strategies.

Each portfolio is supported by our entire research team, all of whom are dedicated to bottom-up, fundamental analysis and provide research coverage across the capital structure. Each team member covers small, mid and large capitalization companies, long and short opportunities, equity and debt, as well as global and domestic companies.

We believe we can achieve better-than-market returns over the long term through active portfolio management, and our primary focus is always on achieving value-added results for our clients.

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Management Discussion of Fund Performance (Unaudited)

Diamond Hill Small Cap Fund

2019 Portfolio Commentary

For 2019, the Small Cap Fund (Class I) delivered a 21.75% return. We are pleased with the absolute result for the year but continue to struggle to keep pace with the Russell 2000 Index’s 25.52% return. Hats off to our industrials team as they delivered nearly half the performance while representing less than a quarter the exposure. Two companies we would like to highlight are Aircastle and Allegiant Travel.

Aircastle is a superb example of patience. We have owned the business for over five years, watching book value compound at 6% and collecting a reasonable yield along the way, all while having the multiple contract. Then in early November, the company received a cash offer of $32 per share, delivering a 95% return for us this year and over 17% annualized since our initial purchase in 2014. While the market tests your commitment, we believe if we follow the fundamentals and trust our analysis, in time we will realize the true value of the business.

As for Allegiant Travel, this is an excellent illustration of our alignment with an owner’s mindset. The founder and management own over 20% of the business and believed an investment in refreshing the company’s portfolio of planes would deliver excellent results to both the customer and the bottom line. We agreed and felt we had the opportunity to acquire a portion of the company at a price which gave management little to no credit for margin improvement. Allegiant more than exceeded our expectations as on-time performance improved 7.5 percentage points over the last two years and profitability was up over 600 basis points through the first three quarters of 2019. With these results, the stock price followed, increasing over 75%. When incentives are aligned, it is a good recipe for positive outcomes for all constituencies.

Autophagy of a Portfolio

For those not familiar with the biological function of autophagy, it is essentially our body’s method of natural selection for cells. When the body is stressed through exercise, fasting, or other extreme processes, it breaks down weaker cellular structures and recycles those building blocks to construct a stronger, more durable entity. In essence, this is the same process we have put the portfolio through since taking over management in February. While we cannot guarantee performance, a hallmark that we would like our portfolio to possess is resiliency in the face of difficult market environments. Therefore, we have eliminated weaker positions and recycled the capital into higher quality companies or opportunities with a greater margin of safety. This is illustrated in many of the eliminated positions throughout the past year.

Inheriting a portfolio with 69 holdings, we immediately sold seven smaller positions of companies like TiVo, which lacked strategic direction, and Cincinnati Bell, where we weren’t comfortable with the level of financial leverage. We also eliminated companies where the market provided us opportunities to sell at narrowed discounts to our intrinsic value estimate for less-than-stellar businesses like Avis Budget which delivered a nearly 60% return this year or Option Care Health which rebounded after a difficult start.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 7

Diamond Hill Small Cap Fund

The last category of portfolio autophagy we would like to highlight were situations where our thesis moved against us and risks began increasing to uncomfortable levels, such as Tenneco. The company had recently acquired Federal Mogul in an attempt to form a company that could be split into two more-focused entities. While we did not necessarily agree with the strategic rationale for the acquisition the valuation seemed too compelling to exit our position. After multiple operational missteps, continued fundamental deterioration, and a weakening balance sheet, we felt the eventual success or failure of the company was less in their control and would be dictated by the path of their end markets. Therefore, we exited this position with a 59% loss this year.

When the year was settled, we had decisively eliminated 16 positions and constructed a portfolio of 57 companies that we believe together represent a stronger, more resilient portfolio of diversified business cash flows. At the top of that list are companies like Live Nation Entertainment and Vail Resorts that we believe would be extremely difficult to replicate, cyclical companies such as Kirby and Cal-Maine Foods with the capacity to improve their position while others suffer, and uniquely positioned financial institutions such as Sterling Bancorp and Enstar Group.

The Future

We understand any portfolio management change can be unsettling. We greatly appreciate your continued support and partnership. Thank you. While we will not be flawless, through continued portfolio reflection we will strive to construct a collection of excellent long-term businesses with a significant margin of safety. We will be invested alongside you and will transparently strive to deliver strong and resilient risk-adjusted returns to our partners.

We would also like to thank our analyst team for their support throughout the year. We understand change is not easy for them either, so we thank them for their efforts to make this a successful long-term endeavor.

We are excited with the direction of the portfolio and remain convicted in our long-term, intrinsic value investment philosophy.

Sincerely,

Aaron Monroe, CFA Portfolio Manager	Chris Welch, CFA Portfolio Manager

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Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	21.36%	4.45%	4.59%	8.95%	1.26%
Class C Shares	2/20/2001	20.46	3.67	3.80	8.14	2.01
Class I Shares	4/29/2005	21.75	4.76	4.90	9.26	0.97
Class Y Shares	12/30/2011	21.88	4.87	5.01	9.31	0.85
BENCHMARK
Russell 2000 Index		25.52	8.59	8.23	11.83	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/29/2000	15.29	2.68	3.52	8.40	1.26
Class C Shares	2/20/2001	19.46	3.67	3.80	8.14	2.01

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 9

Diamond Hill Small-Mid Cap Fund

2019 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund (Class I) returned 27.74% in 2019 compared to a 27.77% return for the benchmark Russell 2500 Index. For the five-year period ended December 31, 2019, the Fund’s return was 7.76%, while the Russell 2500 Index returned 8.93% over the same period. In the 14 years since inception, the Fund’s return of 8.91% was approximately in line with the 8.84% benchmark return. The 2019 results were positively impacted by favorable stock selection in the industrials and consumer discretionary sectors, offset by a sizable underweight in the high-returning information technology sector as well as our mid- to high-single-digit average cash position in the strong up market.

With U.S. equity markets hitting multiple new highs during 2019, it has been especially important for us to maintain our valuation discipline. We estimate the intrinsic value of businesses using our internal research and valuation framework, in which maintaining a long-term time horizon is an essential part of our process. We buy securities for the portfolio when we feel there is a satisfactory discount, or margin of safety, between the market price and our estimate of intrinsic value.

There were limited opportunities to deploy capital in such discounted equity securities in 2019, but we took advantage of the openings that arose. One such opportunity involved adding to our position in electrical industrial distributor WESCO International, Inc. (WCC) during the late summer time frame. We initially purchased WCC in the second quarter of 2019 after the stock sold off on fears of both an economic slowdown and competition from Amazon. We believed WCC was well-positioned for the long-term based on the value-added services it provides to customers, so we initiated a small position.

As the calendar moved to July and August, investor concerns continued, and WCC’s stock price eventually fell to approximately eight times our estimate of normalized earnings. We believed this valuation level implied either a steadily declining business, which we were confident was not the case, or a significantly lower level of normalized earnings relative to our estimates. After performing additional research and stress tests, we felt comfortable more than doubling the position size of WCC in the portfolio by the end of August to approximately 1.5%. As investors’ fears diminished over the course of the remainder of the year and WCC explored potential consolidation activity in the industrial distribution sector, the stock rose as much as 40% from our lowest purchase price in August.

We encountered a similar experience with auto supplier BorgWarner, Inc. (BWA), where we were also able to add to the position in August at a valuation of around eight times our estimate of normalized earnings, a level we viewed as far too low for a company with BWA’s favorable business position and strong balance sheet. The short-term concerns about tariff pressures and an economic slowdown faded through year-end, allowing the roughly 40% gain in BWA’s stock price from our lowest buy price.

The volatility in late summer also presented us with an opportunity to add another new position, Wolverine World Wide (WWW), to the portfolio at the lower end of our market cap range. We monitored WWW closely for the last two years and were drawn to the quality of its primary

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Diamond Hill Small-Mid Cap Fund

footwear brands, but we thought the valuation was too high to provide an adequate margin of safety. When WWW traded down sharply on trade concerns, we understood WWW’s exposure to tariffs and thought the decline in the stock price more than reflected the potential impact from tariffs. We took the opportunity to establish a position at a share price that has since increased more than 35% from our initial purchase.

In a market environment where valuations are high and opportunities are few, we must maintain our discipline while being aggressively optimistic when we get the chance. We did that in the case of the above examples, and also in the fourth quarter of 2018, as explained in last year’s annual letter. Despite these opportunities, cash averaged over 6% for the full year and was a meaningful drag on portfolio returns in the strong up market. We will continue to show patience and discipline, while maintaining our intent to stay at least 90% invested at all times.

I’d like to once again acknowledge our large team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to always maintain a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

Historically low interest rates as well as renewed balance sheet expansion from the Federal Reserve have created a positive environment for equities. This has been reinforced by more favorable sentiment on trade. While price-to-earnings ratios are short of historical peak levels, a key variable will be the ability of companies to maintain profit margins at their current all-time high levels. This factor, largely the result of the favorable macro backdrop, has generally supported higher multiples and returns from equities. If we continue to benefit from this scenario, equities will likely generate adequate returns going forward. However, it would not take much to disrupt the favorable environment to which equity investors have grown accustomed, and the Federal Reserve has far less flexibility to support valuations through accommodative policy measures at this point.

We thus remind investors that our approach to investing centers on maintaining a margin of safety in our stock selections, and we remain ever-mindful of key risks when we assess investment opportunities for the portfolio. Through our focused research process, we are always prepared to take advantage of price dislocations to drive long-term favorable returns for our investors, but we are first and foremost focused on preserving the capital you place with us.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 11

Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	27.33%	6.35%	7.43%	11.42%	1.20%
Class C Shares	12/30/2005	26.40	5.55	6.64	10.59	1.95
Class I Shares	12/30/2005	27.74	6.66	7.76	11.74	0.91
Class Y Shares	12/30/2011	27.82	6.78	7.87	11.78	0.79
BENCHMARK
Russell 2500 Index		27.77	10.33	8.93	12.58	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	20.96	4.56	6.34	10.84	1.20
Class C Shares	12/30/2005	25.40	5.55	6.64	10.59	1.95

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,500 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

12 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

2019 Portfolio Commentary

The Diamond Hill Mid Cap Fund (Class I) returned 25.82% in 2019 compared to a 30.54% return for the benchmark Russell Midcap Index. For the five-year period ended December 31, 2019, the Fund’s return was 8.29%, while the Russell Midcap Index returned 9.33% over the same period. The 2019 underperformance relative to the benchmark was driven by our high- single-digit average cash position in a strong up market, as well as a sizable underweight in the information technology sector plus unfavorable stock selection in the technology and financials sectors. These items were partially offset by favorable stock selection in the consumer discretionary and communication services sectors.

With U.S. equity markets hitting multiple new highs during 2019, it has been especially important for us to maintain our valuation discipline. We estimate the intrinsic value of businesses using our internal research and valuation framework, in which maintaining a long-term time horizon is an essential part of our process. We buy securities for the portfolio when we feel there is a satisfactory discount, or margin of safety, between the market price and our estimate of intrinsic value.

There were limited opportunities to deploy capital in such discounted equity securities in 2019, but we took advantage of the openings that arose. One such opportunity involved adding to our position in electrical industrial distributor WESCO International, Inc. (WCC) during the late summer time frame. We initially purchased WCC in the second quarter of 2019 after the stock sold off on fears of both an economic slowdown and competition from Amazon. We believed WCC was well-positioned for the long-term based on the value-added services it provides to customers, so we initiated a small position.

As the calendar moved to July and August, investor concerns continued, and WCC’s stock price eventually fell to approximately eight times our estimate of normalized earnings. We believed this valuation level implied either a steadily declining business, which we were confident was not the case, or a significantly lower level of normalized earnings relative to our estimates. After performing additional research and stress tests, we felt comfortable more than doubling the position size of WCC in the portfolio by the end of August to approximately 1.25%. As investors’ fears diminished over the course of the remainder of the year and WCC explored potential consolidation activity in the industrial distribution sector, the stock rose as much as 40% from our lowest purchase price in August.

We encountered a similar experience with auto supplier BorgWarner, Inc. (BWA), where we were also able to add to the position in August at a valuation of around eight times our estimate of normalized earnings, a level we viewed as far too low for a company with BWA’s favorable business position and strong balance sheet. The short-term concerns about tariff pressures and an economic slowdown faded through year-end, allowing the roughly 40% gain in BWA’s stock price from our lowest buy price.

The volatility in late summer also presented us with an opportunity to add another new position, Wolverine World Wide (WWW), to the portfolio at the lower end of our market cap range. We monitored WWW closely for the last two years and were drawn to the quality of its primary

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 13

Diamond Hill Mid Cap Fund

footwear brands, but we thought the valuation was too high to provide an adequate margin of safety. When WWW traded down sharply on trade concerns, we understood WWW’s exposure to tariffs and thought the decline in the stock price more than reflected the potential impact from tariffs. We took the opportunity to establish a position at a share price that has since increased more than 35% from our initial purchase.

In a market environment where valuations are high and opportunities are few, we must maintain our discipline while being aggressively optimistic when we get the chance. We did that in the case of the above examples, and also in the fourth quarter of 2018, as explained in last year’s annual letter. Despite these opportunities, cash averaged over 7% for the full year and was a meaningful drag on portfolio returns in the strong up market. We will continue to show patience and discipline, while maintaining our intent to stay at least 90% invested at all times.

I’d like to once again acknowledge our large team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. Their breadth and depth of research allows us to always maintain a portfolio that we believe is best positioned to deliver favorable returns to you over the next five years.

Historically low interest rates as well as renewed balance sheet expansion from the Federal Reserve have created a positive environment for equities. This has been reinforced by more favorable sentiment on trade. While price-to-earnings ratios are short of historical peak levels, a key variable will be the ability of companies to maintain profit margins at their current all-time high levels. This factor, largely the result of the favorable macro backdrop, has generally supported higher multiples and returns from equities. If we continue to benefit from this scenario, equities will likely generate adequate returns going forward. However, it would not take much to disrupt the favorable environment to which equity investors have grown accustomed, and the Federal Reserve has far less flexibility to support valuations through accommodative policy measures at this point.

We thus remind investors that our approach to investing centers on maintaining a margin of safety in our stock selections, and we remain ever-mindful of key risks when we assess investment opportunities for the portfolio. Through our focused research process, we are always prepared to take advantage of price dislocations to drive long-term favorable returns for our investors, but we are first and foremost focused on preserving the capital you place with us.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA
Portfolio Manager

14 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Since Inception (12/31/13)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	25.36%	7.28%	7.97%	7.90%	1.05%
Class I Shares	12/31/2013	25.82	7.62	8.29	8.22	0.76
Class Y Shares	12/31/2013	25.91	7.72	8.40	8.34	0.64
BENCHMARK
Russell Midcap Index		30.54	12.06	9.33	9.97	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2013	19.05	5.47	6.87	6.98	1.05
* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. ** The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is an unmanaged market capitalization weighted index measuring performance of the smallest 800 companies by market capitalization in the Russell 1000 Index. The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 15

Diamond Hill Large Cap Fund

2019 Portfolio Commentary

The Diamond Hill Large Cap Fund (Class I) returned 32.18% in 2019 compared to 31.43% for the Russell 1000 Index. The year was very gratifying as the strong performance followed an extremely disappointing fourth quarter of 2018. The selloff at the end of 2018 provided attractive valuations which led to the outsized opportunity in 2019. Much of the 2019 performance can be explained by the actions of the Federal Reserve. Following several tightening moves in the preceding year, the Federal Reserve began the easing process which led to the rapid market recovery. The rally was somewhat counterintuitive in light of very muted corporate earnings growth during the calendar year. However, earnings multiples expanded in an environment of accommodative central bank action and low long-term interest rates. As 2019 came to an end the market was at an all-time high and earnings multiples had expanded meaningfully. While these valuations are historically high, they appear justified in an environment of secularly low long-term interest rates and continued economic expansion.

The impact of Federal Reserve easing can be seen in the sector performance as well. The financials sector was the largest contributor to the Fund’s outperformance in 2019. This represented a recovery from the previous year’s performance during the Federal Reserve tightening cycle. The largest holding in the portfolio, Citigroup, Inc., returned in excess of 50% as an inexpensive valuation combined with an improvement in earnings provided meaningful outperformance for the stock. Other financials sector holdings such as Discover Financial Services and JPMorgan Chase & Co. returned in excess of 40% for the year, illustrating the value of maintaining a long-term perspective even when near-term fundamentals may be challenging. The financials sector disappointed in 2018 due to concerns about a slowing economy, but valuations continued to be attractive. By maintaining these positions during periods of temporary duress the Fund was able to benefit from the 2019 recovery.

The communications services sector also contributed meaningfully to the Fund’s positive performance in 2019. Charter Communications, Inc. returned slightly more than 70% for the year and the company continued to focus on its high-speed digital services. The legacy cable entertainment business remains important, but the strategic direction of the company is in the higher growth digital services business. Walt Disney Co. was the largest holding in the communications services sector, and it returned 34% for the year. We increased the Fund’s position in Disney during the year as market skepticism toward the successful transition to streaming services allowed us to purchase the shares at an attractive valuation. The combination of the company’s unique assets combined with some of the best management in corporate America gave us the confidence to make this a top 10 holding.

The consumer discretionary sector holdings reflect a wide variety of industries tied to the health of the domestic economy. Our most successful investment in this sector for 2019 was NVR, Inc. This is a high-quality homebuilder whose shares had become unusually inexpensive due to concerns regarding rising interest rates. As interest rates retreated during the year the share price increased. Housing activity remained strong throughout the year allowing the company to achieve its financial goals. Similarly, TJX Cos., Inc. was very strong throughout the year as the retailer continued to gain market share from traditional mall-based department stores. Rising

16 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

costs did pressure margins, but the continued strong revenue growth allowed TJX to report a very successful 2019. Our weaker holdings in the consumer discretionary sector were generally tied to the automotive industry. General Motors Co. provided a positive return, but it trailed the market as domestic and Chinese automotive sales were disappointing. While the shares remain inexpensive, the disappointing worldwide automotive market remains a risk to the company.

Our small underweight position in the information technology sector was the largest detractor to 2019 relative performance, more than offsetting very good stock selection in the sector. Microsoft Corp. was a large holding that returned in excess of 57% as strong growth in its cloud business drove improved earnings growth and an expansion of the earnings multiple. Microsoft remains a large holding as we are optimistic regarding its future growth opportunities. Fidelity National Information Systems entered the portfolio as a result of the Worldpay acquisition. The 85% return this security provided made this our best performer in 2019. We still own the shares in the portfolio as the growth opportunity is compelling. However, the strong performance of Fidelity National Information Systems and Microsoft was not enough to compensate for our relatively small exposure to the group.

As 2019 concludes, the financials sector remains the largest exposure for the portfolio. This sector has been attractive for several years as the continued recovery in profitability combined with inexpensive valuations to make this sector an attractive investment in an environment of record-high equity valuations. However, while the financials sector weight was stable there has been meaningful rotation of the holdings within the sector. The property/casualty insurers are much bigger weightings in the portfolio as are new specialty financial services companies such as Charles Schwab Corp. In order to provide capital for these investments, we have reduced our exposure to the traditional banking sector. Citigroup, Inc. remains the largest position, but other banks have been trimmed or eliminated.

2019 was an excellent year for investors despite relatively slow earnings growth for corporate America. In an environment where 10-year Treasury bonds yield less than 2%, equities have provided an attractive alternative. And while we remain optimistic, it would be prudent for investors to remain disciplined regarding expected future returns. Higher equity valuation levels will require future returns to come from earnings growth and dividend yield, with less opportunity for multiple expansion. Fortunately, earnings growth should improve in 2020 and dividend yields are reasonable considering the low interest rate environment. Therefore, long-term equity investors should be able to receive a normal equity risk premium at current market valuations.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 17

Diamond Hill Large Cap Fund

We appreciate the faith investors have placed in us. We have experienced a wide variety of market environments and each provides unique challenges. We have found these challenges are best met with a long-term perspective. Thank you for your continued support and we look forward to new opportunities in the new decade ahead.

Chuck Bath, CFA Portfolio Manager	Austin Hawley, CFA Portfolio Manager

18 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	31.80%	12.52%	9.99%	11.78%	0.96%
Class C Shares	9/25/2001	30.84	11.68	9.17	10.94	1.71
Class I Shares	1/31/2005	32.18	12.84	10.31	12.09	0.67
Class Y Shares	12/30/2011	32.34	12.97	10.43	12.14	0.55
BENCHMARK
Russell 1000 Index		31.43	15.05	11.48	13.54	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/29/2001	25.23	10.62	8.87	11.20	0.96
Class C Shares	9/25/2001	29.84	11.68	9.17	10.94	1.71

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 19

Diamond Hill All Cap Select Fund

2019 Portfolio Commentary

Equity markets posted very strong performance in 2019. By May 1, the fourth quarter selloff in 2018 had largely been recovered, and from that point to the end of the year, the Russell 3000 Index gained another 9%, finishing the year up 31.02%. Growth stocks again outperformed value stocks, with the Russell 3000 Growth Index returning 35.85%, while the Russell 3000 Value Index returned 26.26%. Additionally, larger companies again outperformed, with the Russell 1000 Index returning 31.43% while the Russell 2000 Index returned 25.52%. Despite these headwinds, the All Cap Select Fund (Class I) managed to keep pace with the exceptional returns of the Russell 3000 Index, returning 30.77%.

Equity market returns were aided by more accommodative central bank behavior, with the Federal Reserve reducing short-term interest rates three times in 2019. Sentiment on trade negotiations with China was volatile, seeming to bounce back and forth with each presidential tweet, but directionally trade tensions eased through the year. The combination of more dovish Federal Reserve policy and optimism about a potential resolution to ongoing trade tensions provided tailwinds for more economically sensitive sectors of the market. The energy sector was a clear exception to these trends, posting the worst returns of any sector in 2019 despite rising Brent Crude and West Texas Intermediate oil prices. The divergence between energy stocks and the underlying commodities was likely due to the realization that transportation infrastructure to move U.S. shale oil is constrained and that the quick-cycle nature of shale oil drilling ensures that excess returns are very quickly competed away. On the positive side, the information technology sector continued its strong run of performance, with the sector up nearly 50% and shares of several of the largest companies rising considerably more. Apple, the largest U.S.-based company, saw its shares rise nearly 90% to a market capitalization of almost $2 trillion.

Our largest sector exposure throughout 2019, and the past several years, was financials. The financials sector was the largest absolute contributor to Fund return in 2019 and a modestly positive contributor to relative return. Several holdings in the financials sector appreciated by 30% or more during the year, with specialty banking franchises Bank OZK and First Republic Bank producing the strongest returns at nearly 40%. New holdings KKR & Co., Inc. (Cl A) and Charles Schwab Corp. were strong contributors to performance over relatively short holding periods, reflecting strong earnings prospects and value creating M&A activity. All of our holdings in the financials sector benefitted to some degree from looser monetary policy and the resulting recovery in economic growth expectations, which allowed most of our holdings to more than recover the sharp losses experienced in the fourth quarter of 2018.

Industrials were once again a bright spot for the Fund, with six out of seven holdings in 2019 producing returns of more than 30%, and the sector registering our largest positive relative performance during the year. The industrials sector benefitted from an improving economic growth outlook over the course of 2019, and our focus on niche businesses like Cimpress PLC, Colfax Corp., Hub Group, Inc. and Kirby Corp. as well as improving airline fundamentals have helped us produce strong relative returns over the past couple of years.

20 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill All Cap Select Fund

Information technology was the Fund’s worst-performing sector relative to its benchmark, driven by our significant underweight to the sector compared to the Russell 3000 Index. Through most of 2019 we held a stake in only one technology company, Sanmina Corp. Sanmina produced improved earnings in 2019 and saw its stock price appreciate by over 40%, but trailed the 49% return of the information technology sector of the benchmark. While the Fund continues to be meaningfully underweight in the technology sector, we believe this analysis underrepresents the exposure we have to innovative and fast-growing firms. Alphabet, Inc. and Facebook, Inc. are notable examples of firms that we think of as providing “technology” exposure, and each produced strong results in 2019, but both reside in the communications service sector.

Another challenging sector for us was energy, one in which we owned two U.S. shale oil producers but ultimately exited those holdings. Our view has been, and still is, that U.S. shale producers will increasingly be called upon to balance the world market as OPEC has learned that it is a losing battle to attempt to protect market share by capping prices. This still appears to be accurate, but we now also believe, as mentioned above, that the structure of the U.S. shale oil industry is such that reasonable returns on capital will be very difficult to achieve. There are multiple problems: unlike deep water wells, shale wells can be drilled and begin producing very quickly, meaning demand-driven price increases are very short lived; secrets are hard to keep in the oil patch, meaning any technology edge gained by an individual driller is quickly incorporated by its competitors; when volumes do ramp up to meet demand, there is a chronic lack of capacity in the transportation system to affordably move product to market; and the market for formerly valuable by-products such as natural gas and natural gas-liquids (NGL) is proving to be inelastic resulting in significant price declines and lost profits.

As we discussed in last year’s annual letter, we were busier than usual in the final quarter of 2018, repositioning the Fund to capitalize on the sharp sell-off in both existing holdings and new ideas that had been on our on-deck list. On balance, our activity during that brief period provided a modest positive boost to Fund results in 2019. In contrast, our turnover has been greatly reduced over the course of 2019 as valuations for many businesses we would like to own have moved higher and higher, eroding any margin of safety that may have existed. We continue to scour our universe of potential investments for overlooked and misunderstood companies, but in the absence of more significant market volatility we are happy to participate in the value creating activities of our current portfolio holdings, whether it be investments for future growth or returns of cash to shareholders via dividends and buybacks.

We appreciate your continued support.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 21

Diamond Hill All Cap Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	30.41%	11.10%	8.13%	11.04%	1.16%
Class C Shares	12/30/2005	29.39	10.29	7.32	10.21	1.91
Class I Shares	12/30/2005	30.77	11.45	8.45	11.35	0.87
Class Y Shares	12/30/2011	30.96	11.58	8.56	11.39	0.75
BENCHMARK
Russell 3000 Index		31.02	14.57	11.24	13.42	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	23.85	9.23	7.03	10.47	1.16
Class C Shares	12/30/2005	28.39	10.29	7.32	10.21	1.91

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill All Cap Select Fund Class I(A) and the Russell 3000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies by total market capitalization. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

22 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

2019 Portfolio Commentary

The Diamond Hill Long-Short Fund (Class I) returned 23.11% in 2019 compared to 31.43% for the long-only Russell 1000 Index and 19.15% for the blended benchmark (60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index). The portfolio lagged the long-only benchmark in a strong market, but outperformed the blended benchmark, which considers the portfolio’s general 60% net long bias, by close to 4% for the year. The Fund’s five-year annualized return was 5.74%. This trailed both the Russell 1000 Index and blended benchmark, which increased 11.48% and 7.37% respectively. During the year, the long side of the portfolio outperformed the Russell 1000 Index by 187 basis points while the short portfolio underperformed by 1,243 basis points. We are pleased with the relative performance from both sides of the portfolio for the year, particularly the short portfolio.

The net exposure of the portfolio declined throughout the year. We entered the year with net exposure of 69%, towards the upper end of our range and well above our long-term average of around 60%. The strong market sell-off in December of 2018 presented us with attractive opportunities on the long side of the portfolio and reduced the opportunity set on the short side as we entered 2019. As the market rallied throughout the year, this situation reversed itself with narrower discounts to our intrinsic value estimates in the long portfolio and short opportunities becoming more plentiful. As a result, we reduced net exposure throughout the year and ended the year with net exposure of 57%, slightly below our long-term average. Gross exposure moved higher throughout the year, starting the year at 109% and ending 2019 at 116%. This is consistent with our intention to increase gross exposure from the levels of recent years.

On the long side of the portfolio, the largest positive contributions to performance came from the financials sector lead by Citigroup, the Fund’s largest position throughout the year. Citi continues to improve its return profile as it executes its expense initiatives. Improvements in the company’s credit card business, along with expense controls, created operating leverage and resulted in operating earnings growth throughout the year despite a sluggish overall revenue environment. Further, the company continues to return capital to shareholders at a healthy pace and the stock price remains relatively attractive despite its strong outperformance in 2019.

We had several long positions announce agreements to be acquired during 2019, including World Pay, which was acquired by Fidelity National Information Services, Inc. We like the strategic positioning of the combined company in the global payments industry and we remain shareholders of Fidelity National Information Services as the stock is trading below our estimate of intrinsic value. Allergan PLC announced an agreement to be acquired by AbbVie, Inc. for a combination of stock and cash in a transaction we view as favorable for both companies. The deal is expected to close by the end of the first quarter of 2020.

Other strong contributors to the long portfolio were Facebook, Inc. (Cl A) and Johnson Controls International PLC. Facebook reported strong revenue growth throughout the year and customer engagement trends are encouraging. Entering 2019, Facebook’s valuation was depressed, reflecting concerns regarding data privacy issues. Throughout 2019 the multiple expanded, reflecting reduced concerns as the company has managed the data privacy issues reasonably well to date. The company continues to face regulatory concerns, but we expect this to be manageable

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 23

Diamond Hill Long-Short Fund

over the long term. Finally, Johnson Controls’ fundamental performance continues to improve as improving free cash flow conversion is allowing the company to reinvest in the business, de-lever the balance sheet, and repurchase shares at attractive prices.

We were pleased that the short portfolio meaningfully underperformed the Russell 1000 Index during the year. The largest contributor to the short portfolio was Stamps.com, Inc., which declined 75% from the beginning of the year through when we covered the position during the second quarter. Stamps.com was a long-time short position and was a negative contributor to performance for most of the holding period through 2018. However, early this year our thesis came to fruition as the U.S. Postal Service modified its relationship with Stamps.com including changes to the postage reseller program, which we estimated represented a disproportionate amount of the company’s profitability. As a result, Stamps.com issued disappointing 2019 guidance in February and significantly reduced guidance further in May. At that point, we exited the position as the stock price approached our estimate of intrinsic value and reflected our estimate of normalized profitability.

Last year we wrote that the outlook for domestic equities had improved meaningfully after the sell-off in late 2018. As we write this in early 2020, our outlook for long-term returns are more muted following a 30%-plus return from the equity markets in 2019. We view mid-single-digit long-term returns from the domestic equity market as a reasonable expectation from current levels. This should be a favorable environment for the Fund relative to the long-only benchmark. We remain focused on adding alpha on both the long and short sides of the portfolio. Notably, if we achieve these goals, the Fund should achieve better relative returns in a lower return environment while experiencing lower long-term volatility than long-only alternatives.

We appreciate your continued support.

Chris Bingaman, CFA Portfolio Manager	Jason Downey, CFA Portfolio Manager

Chuck Bath, CFA Assistant Portfolio Manager	Nate Palmer, CFA Assistant Portfolio Manager

24 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	22.74%	6.33%	5.44%	6.70%	1.84%
Class C Shares	2/13/2001	21.80	5.53	4.65	5.91	2.59
Class I Shares	1/31/2005	23.11	6.65	5.74	7.01	1.55
Class Y Shares	12/30/2011	23.23	6.76	5.87	7.05	1.43
BENCHMARK
Russell 1000 Index		31.43	15.05	11.48	13.54	—
60% Russell 1000 Index/40% ICE BofA U.S. T-Bill 0-3 Month Index		19.15	9.69	7.37	8.37	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/30/2000	16.60	4.53	4.36	6.16	1.84
Class C Shares	2/13/2001	20.80	5.53	4.65	5.91	2.59

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% ICE BofA U.S. T-Bill 0-3 Month Index)

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Blended Index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the ICE BofA U.S. T-Bill 0-3 Month Index. The ICE BofA U.S. T-Bill 0-3 Month Index is an unmanaged index measuring the performance of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. These indices do not incur fees and expenses (which would lower returns) and are not available for direct investment. ICE Data was not involved in the creation of the blended index. Both indices do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 25

Diamond Hill Research Opportunities Fund

2019 Portfolio Commentary

The Diamond Hill Research Opportunities Fund (Class I) returned 25.51% during 2019 compared to a 31.02% return for our primary benchmark, the long-only Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and evaluate our performance over rolling five-year periods. At the end of 2019, our five-year annualized return was 5.29% versus 11.24% for the Russell 3000 Index. A secondary benchmark, which reflects our long-term average net exposure, is comprised of 75% Russell 3000 Index and 25% ICE BofA U.S. T-Bill 0-3 Month Index. The performance of this secondary benchmark was 23.38% and 8.75% for the trailing one-year and five-year periods, respectively.

Our most recent five-year results have not met the standards we set for ourselves. During the strong market in 2019, our long portfolio mostly kept up with the Russell 3000 Index, while the short portfolio was a detractor. Net exposure was relatively consistent throughout the year in the mid-to high-80s and we ended the year with net exposure of 79%, compared to the Fund’s five-year average of 75. Gross exposure ended 2019 at 116%, compared to 123% at year-end 2018.

The two largest contributors to absolute performance during 2019 were holdings Facebook, Inc. (Cl A) and Allergan PLC. Social media company Facebook’s advertising initiatives continue to drive revenue growth for the company at attractive margins. The company continues to face regulatory concerns from the Federal Trade Commission and other regulatory bodies. However, we expect the company to resolve these regulatory issues over the long term.

Specialty pharmaceutical company Allergan PLC has outperformed since the company agreed to a merger with AbbVie, Inc. during the second quarter of 2019. Fears over drug rebates have subsided and generic competition for Botox has been less of a threat than some investors had feared. We like the deal for both companies and see plentiful opportunities for value creation going forward.

The largest detractors from absolute return during 2019 were a long position in biopharmaceutical company Acorda Therapeutics, Inc. and a short position in electric car manufacturer Tesla, Inc. We initiated a position in Acorda in the first quarter with a view that the market was undervaluing commercial potential for the company’s inhalable drug delivery platform anchored by Inbrija, a Parkinson’s Disease treatment. Over the year, the company struggled with the launch of Inbrija and reported disappointing sales results. After the company’s recent debt and operational restructurings, we felt the risks have been elevated and our upside was limited; therefore, we chose to exit the position.

We initiated a short position in electric car manufacturer Tesla, Inc. in the first half of 2018. At the time, the company was having difficulty hitting production targets on its mass-market Model 3 and was getting dangerously low on cash and its production facility appeared to be at capacity. Tesla continued to disappoint through much of 2019 with lower-than-expected vehicle deliveries. However, the shares rose dramatically during the fourth quarter, as Tesla completed construction of a Chinese factory and began production. We believe most of the upside is in the current valuation and the competitive environment may still be a risk.

26 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

As of December 31, 2019, the Fund held 97 long and 46 short positions, with the top 10 positions representing 30.5% of net assets. Non-U.S. based investments made up 10.2% of fund assets, slightly down from 15.3% at year-end 2018.

We want to thank shareholders for their support and look forward to working together in the years ahead.

Diamond Hill Research Analysts

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 27

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	25.13%	7.12%	5.00%	8.60%	1.79%
Class C Shares	12/30/2011	24.28	6.32	4.21	7.80	2.54
Class I Shares	12/30/2011	25.51	7.42	5.29	8.90	1.50
Class Y Shares	12/30/2011	25.64	7.56	5.42	9.04	1.38
BENCHMARK
Russell 3000 Index		31.02	14.57	11.24	13.42	—
75% Russell 3000 Index/25% ICE BofA U.S. T-Bill 0-3 Month Index		23.38	11.36	8.75	10.23	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	12/30/2011	18.84	5.30	3.92	8.05	1.79
Class C Shares	12/30/2011	23.28	6.32	4.21	7.80	2.54

** Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

*** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A), the Russell 3000 Index and the Blended Index (75% Russell 3000 Index and 25% ICE BofA U.S. T-Bill 0-3 Month Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is an unmanaged market capitalization weighted index comprised of the 3,000 largest U.S. companies by total market capitalization. The Blended Index represents a 75% weighting of the Russell 3000 Index and a 25% weighting of the ICE BofA U.S. T-Bill 0-3 Month Index. The ICE BofA U.S. T-Bill 0-3 Month Index is an unmanaged index measuring the performance of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. These indices do not incur fees and expenses (which would lower returns) and are not available for direct investment. ICE Data was not involved in the creation of the blended index. Both indices do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L. P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser for periods prior to the fund’s inception date. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

28 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Global Fund

2019 Portfolio Commentary

During 2019, the Diamond Hill Global Fund (Class I) delivered a 30.34% return, compared to a 26.24% return for our benchmark, the Morningstar Global Markets Index. For the five years ended December 31, 2019, the Fund delivered an annualized return of 8.51%, compared to an 8.37% return for our benchmark.

Equity markets in nearly every major country appreciated during 2019, while the U.S. dollar was relatively stable compared to most currencies to which our fund is exposed. We attribute a significant portion of the Fund’s strong gains in 2019 to attractive valuations for much of the portfolio at the beginning of the year. Today, portfolio valuations look reasonable, but not exceptionally compelling.

Every sector of our benchmark except energy generated returns of over 20%, and even the lagging energy sector generated a double-digit benchmark return. The near uniform strength of equity returns by both sector and country is reflected in the returns of the Global Fund’s individual holdings. Only two businesses owned in the Fund had a material negative contribution to the Fund’s performance in 2019. And even these two, Cimarex Energy Co. and Baidu, Inc., together subtracted only about one percentage point from the Fund’s full-year return. Moreover, approximately 80% of the Fund holdings generated double-digit returns, and more than a third of the Fund’s holdings generated individual returns of greater than 40%. Clearly, 2019 was a stellar year for equity investors.

Given our view that valuations are less attractive today than they were at the end of 2018, we also expect forward five-year returns to be lower today than they were at the end of 2018.

Moreover, global geopolitical and macroeconomic issues that contributed to weak equity returns in 2018 have not been resolved. The U.K. finally appears to be on track to exit the European Union, but the two blocks have yet to negotiate terms of the exit. The U.S. has announced an initial trade deal with China, but tariffs remain in place and important long-term issues such as market access and intellectual property protection will likely linger. The U.S. yield curve is no longer inverted, but inflation and long-term interest rates remain stubbornly low. Finally, global economic growth slowed throughout 2019, and while forecasters expect improvement in 2020, this outcome is far from certain.

The issues listed above could lead to significant but temporary declines in stock prices that are based on sentiment or short-term fundamental weakness rather than declines in business valuations. We’re confident that the companies owned in the Global Fund can weather any potential economic weakness. Several of them are positioned to potentially take share from

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 29

Diamond Hill Global Fund

weaker competitors or acquire attractively valued assets in the event of a downturn. We’ll seek to take advantage when a company’s stock price declines without a corresponding decline in intrinsic value.

Thank you for your continued support.

Grady Burkett, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

30 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Global Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years*	Five Years*	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2017	29.96%	12.64%	8.19%	7.21%	1.14%
Class I Shares	12/29/2017	30.34	12.97	8.51	7.53	0.85
Class Y Shares	12/29/2017	30.54	13.11	8.64	7.65	0.73
BENCHMARK
Morningstar Global Markets Index		26.24	12.14	8.37	7.63	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	12/29/2017	23.50	10.73	7.09	6.29	1.14
** Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. *** The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Global Fund Class I(A) and the Morningstar Global Markets Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents the comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Morningstar Global Markets Index (“Index”). The Index is an unmanaged, float market capitalization weighted index measuring the performance of more than 7,000 securities and is designed to cover 97% of the equity market capitalization of developed and emerging markets. The index (net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the fund may be lower. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance of the Fund reflects the past performance of Diamond Hill Global Fund L.P. (the “Global Partnership”), a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the Global Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the Global Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operation. The Global Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Global Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 31, 2013, the inception of the Global Partnership and is not the performance of the Fund. The assets of the Global Partnership were converted, based on their value on January 2, 2018, in assets of the Fund. The Global Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 31

Diamond Hill International Fund

2019 Portfolio Commentary

During 2019, the Diamond Hill International Fund (Class I) delivered a 23.56% return, compared to a 21.57% return for our benchmark, the Morningstar Global Markets ex-US Index. Since inception, the Fund has delivered an annualized return of 12.99%, compared to a 9.94% return for our benchmark.

Equity markets in nearly every major country appreciated during 2019, while the U.S. dollar was relatively stable compared to most currencies to which our fund is exposed. We attribute a significant portion of the Fund’s strong gains in 2019 to attractive valuations for much of the portfolio at the beginning of the year. Today, portfolio valuations look reasonable, but not exceptionally compelling.

Every sector of our benchmark generated double-digit returns, and the majority of sectors delivered returns above 20%. The near uniform strength of equity returns by both sector and country is reflected in the returns of the International Fund’s individual holdings. Only a few businesses owned in the Fund had negative contributions to the Fund’s performance in 2019. And combined, these companies subtracted less than two percentage points from total performance. Moreover, roughly 70% of the Fund’s holdings generated double-digit returns, and more than half of the Fund’s holdings generated individual returns of greater than 20%. Clearly, 2019 was a stellar year for equity investors.

Given our view that valuations are less attractive today than they were at the end of 2018, we also expect forward five-year returns to be lower today than they were at the end of 2018.

Moreover, global geopolitical and macroeconomic issues that contributed to weak equity returns in 2018 have not been resolved. At the end of 2019, the U.K. finally appears to be on track to exit the European Union, but the two blocks have yet to negotiate terms of the exit. The U.S. has announced an initial trade deal with China, but tariffs remain in place and important long-term issues such as market access and intellectual property protection will likely linger. Populist movements and political tensions continue to surface in various emerging economies. As seen recently with Iran, these events can quickly sour global market sentiment, at least temporarily. Finally, world economic growth slowed throughout 2019, and while forecasters expect improvement in 2020, this outcome is far from certain.

The issues listed above could lead to significant but temporary declines in stock prices that are based on sentiment or short-term fundamental weakness rather than declines in business valuations. We’re confident that the companies owned in the International Fund can weather any potential economic weakness. Several of them are positioned to potentially gain share from weaker competitors or acquire attractively valued assets in the event of a downturn. And we’ll seek to take advantage when a company’s stock price declines without a corresponding decline in intrinsic value.

32 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill International Fund

In 2019, Diamond Hill created a dedicated research team to support the International strategy including Research Analyst Yiting Liu and Research Associates Chendhore Veerappan and Chris Piel. We also continue to benefit from contributions and insights provided by the firm’s entire research team.

Thank you for your continued support.

Grady Burkett, CFA Portfolio Manager	Krishna Mohanraj, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 33

Diamond Hill International Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year*	Three Years*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/28/2019	23.20%	12.66%	1.21%
Class I Shares	6/28/2019	23.56	12.99	0.92
Class Y Shares	6/28/2019	23.69	13.12	0.80
BENCHMARK
Morningstar Global Markets ex U.S. Index		21.57	9.94	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	6/28/2019	16.99	10.74	1.21
** Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. *** The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill International Fund Class I(A) and the Morningstar Global Markets ex U.S. Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents the comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Morningstar Global Markets ex U.S. Index (“Index”). The Index ex U.S. is an unmanaged, float market capitalization weighted index measuring the performance of more than 6,000 securities and is designed to cover 97% of the equity market capitalization of developed and emerging markets excluding the United States. The index (net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the fund may be lower. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance of the Fund reflects the past performance of Diamond Hill International Fund L.P. (the “International Partnership”), a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the International Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the International Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operation. The International Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the International Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 31, 2016, the inception of the International Partnership and is not the performance of the Fund. The assets of the International Partnership were converted, based on their value on June 28, 2019, in assets of the Fund. The International Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

34 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund

2019 Portfolio Commentary

After one of the more volatile finishes to a calendar year in recent history, markets spent the majority of 2019 erasing the bad memories of the last three months of 2018. The Federal Reserve’s capitulation on interest rates by reversing three of the four increases in 2018 and their eventual decision to re-introduce the concept of quantitative easing (without actually calling it quantitative easing) set the markets on a mostly one-way course higher. The only real turbulence during the year was a ramp-up of trade war rhetoric in late summer that re-introduced the world to the concept of an inverted curve. Yields on 2- and 10-year Treasury notes moved through the year on a lower trajectory, with small periods of movements higher, usually fueled by developments in the trade war between the U.S. and China. The 2- and 10-year Treasury notes finished the year lower by 90 and 77 basis points (bps), respectively. Spreads on corporate bonds, as measured by the Bloomberg Barclays Corporate Index, moved lower throughout the year, with most of the movement coming in early 2019 as investors returned to risk assets after fleeing dramatically at the end of 2018. The option adjusted spread of the Bloomberg Barclays Corporate Index returned to the exact same level at the end of 2019 as it achieved at the end of 2017, 93 bps. Instances of short-lived volatility associated with the trade war between U.S. and China, the presidential impeachment process, Brexit and upheaval in the Middle East weren’t enough to derail one of the strongest equity and fixed income markets in recent memory. Throughout the year volatility created some angst in the markets, but those periods were short-lived and reversed rather quickly. We believe our long-term philosophy and focused, bottom-up security selection continues to serve our clients well in all environments, though 2019 was a challenging year as corporate debt delivered the strongest returns in a decade.

Backpedaling from a poorly received meeting in December 2018 the Federal Reserve spent the first six months of 2019 walking back expectations for continued rate increases and remained on hold through their June meeting. The markets rejoiced at the Federal Reserve’s decision to remain on the sideline, pushing equities (as measured by the S&P 500) to returns in excess of 18% through June 2019. As volatility increased in the summer months due to the vitriolic ramp-up of rhetoric between the United States and China regarding the ongoing trade war, the Federal Reserve stepped in and began an easing cycle that covered three of the final four meetings of 2019, bringing the range of Federal Funds to 1.50 – 1.75% after starting the year at 2.25%-2.50%.

Volatility peaked during August despite Federal Reserve Chairman Jerome Powell managing to deliver a ‘dovish’ message as well as a 25-bps reduction in the Federal Funds rate without rattling the markets too much, despite some intra-press conference volatility. It was the war of words between the U.S. and China reaching a crescendo that unhinged the markets. On August 1, the day after the FOMC meeting, President Trump tweeted the initiation of additional tariffs on Chinese goods and the 10-year Treasury rallied 12.1 basis points, the largest move since the initial Brexit vote in June 2016. The United States declared China to be a currency manipulator the following week and China retaliated by suspending new agricultural purchases from the U.S., causing the 10-year Treasury to rally another 13.8 bps. On August 13, the United States delayed tariffs on certain products and removed items from the original list over fear of the impact on the holiday shopping season. The U.S and China agreed to resume talks in two weeks as the 10-year Treasury moved 5.9 bps higher and then rallied 12.5 bps the following day.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 35

Diamond Hill Short Duration Total Return Fund

As the trade war rhetoric increased throughout August, the 10-year Treasury rallied 51.7 bps to finish the month at 1.49% while the 2-year Treasury finished at 1.51%, inverting the relationship between the two benchmark yields in the month’s final days. The inversion lasted through the final week of August as forthcoming positive news about progress in the trade war resulted in a steepening of the yield curve and the spread between the 2- and 10-year Treasuries finished the year at 35 basis points. The 10-year Treasury experienced three of the 10 largest single-day moves lower in yield over the past five years during August, all on the heels of trade announcements or rebukes. The S&P 500 lost 1.58% in the month of August while the Bloomberg Barclays U.S. Aggregate Bond index gained 2.59% and the Treasury index gained 3.40%.

It is said that a rising tide lifts all boats and that adage has never been more evident than in the fixed income markets in 2019. The degree to which those boats rose was predicated on the amount of risk associated with those securities, as investors hungry for yield drove risk assets to some of their best performance returns in recent years. While not the strongest-performing sector in U.S. domestic fixed income, the securitized sector, led by commercial mortgage-backed securities (CMBS) which delivered 8.29% return in 2019 followed by residential mortgage-backed securities (RMBS) at 6.35% and asset-backed securities (ABS) at 4.53%, delivered significant returns on the shorter end of the curve. The Short Duration Total Return Fund is managed with a focus on the securitized sector with 62.4% of the portfolio invested in ABS, 8.1% in RMBS and 13.7% in CMBS, as of December 31, 2019. Many asset-backed and mortgage-backed securities have amortizing structures that return portions of their principal on a monthly basis. These principal payments can be reinvested at higher interest rates as spreads and the general level of interest rates rise.

We believe our fundamental, bottom-up security selection continued to make the Short Duration Total Return Fund an attractive fixed income option in a market facing such headwinds. The Fund’s focus on the asset-backed securities and mortgage-backed securities sectors allows us to find short duration assets we believe have more attractive yields and risks than the corporate bond market generally has to offer.

Despite market conditions, we remained confident that the Fund’s significant yield advantage over its benchmark would generate value and income for our clients. The Fund finished the year with a return of 4.85% (Class I), exceeding the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index return of 4.03% by 82 basis points.

As always, we appreciate the opportunity to serve our clients.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

36 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	4.44%	3.76%	3.58%	0.81%
Class I Shares	7/5/2016	4.85	4.12	3.90	0.52
Class Y Shares	7/5/2016	4.84	4.22	4.00	0.40
BENCHMARK
Bloomberg Barclays U.S. 1-3 Yr. Gov./Credit Index		4.03	2.15	1.71	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	2.10	2.98	2.90	0.81
* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. ** The maximum sales charge for Class A shares on purchases is 2.25%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Short Duration Total Return Fund Class I(A) and Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index (“Index”). The Index is an unmanaged index measuring the performance of investment grade government and corporate bonds with maturities of one to three years. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 37

Diamond Hill Core Bond Fund

2019 Portfolio Commentary

After one of the more volatile finishes to a calendar year in recent history, markets spent the majority of 2019 erasing the bad memories of the last three months of 2018. The Federal Reserve’s capitulation on interest rates by reversing three of the four increases in 2018 and their eventual decision to re-introduce the concept of quantitative easing (without actually calling it quantitative easing) set the markets on a mostly one-way course higher. The only real turbulence during the year was a ramp-up of trade war rhetoric in late summer that re-introduced the world to the concept of an inverted yield curve. Yields on 2- and 10-year Treasury notes moved through the year on a lower trajectory, with small periods of movements higher, usually fueled by developments in the trade war between the U.S. and China. The 2- and 10-year Treasury notes finished the year lower by 90 and 77 basis points (bps), respectively. Spreads on corporate bonds, as measured by the Bloomberg Barclays Corporate Index, moved lower throughout the year, with most of the movement coming in early 2019 as investors returned to risk assets after fleeing dramatically at the end of 2018. Lowered hedging costs and historically low yields at home drove yield starved overseas investors to the U.S. corporate bond market, contributing to the rally in corporate debt. The option adjusted spread of the Bloomberg Barclays Corporate Index returned to the exact same level at the end of 2019 as it achieved at the end of 2017, 93 bps. Instances of short-lived volatility associated with the trade war between U.S. and China, the presidential impeachment process, Brexit and upheaval in the Middle East weren’t enough to derail one of the strongest equity and fixed income markets in recent memory. Throughout the year volatility created some angst in the markets, but those periods were short-lived and reversed rather quickly. We believe our long-term philosophy and focused, bottom-up security selection continues to serve our clients well in all environments, though 2019 was a challenging year as corporate debt delivered the strongest returns in a decade.

Backpedaling from a poorly received meeting in December 2018, the Federal Reserve spent the first six months of 2019 walking back expectations for continued rate increases and remained on hold through their June meeting. The markets rejoiced at the Federal Reserve’s decision to remain on the sideline, pushing equities (as measured by the S&P 500) to returns in excess of 18% through June 2019. As volatility increased in the summer months due to the vitriolic ramp-up of rhetoric between the United States and China regarding the ongoing trade war, the Federal Reserve stepped in and began an easing cycle that covered three of the final four meetings of 2019, bringing the range of Federal Funds to 1.50 – 1.75% after starting the year at 2.25%-2.50%.

Volatility peaked during August despite Federal Reserve Chairman Jerome Powell managing to deliver a ‘dovish’ message as well as a 25-bps reduction in the Federal Funds rate without rattling the markets too much, despite some intra-press conference volatility. It was the war of words between the U.S. and China reaching a crescendo that unhinged the markets. On August 1, the day after the FOMC meeting, President Trump tweeted the initiation of additional tariffs on Chinese goods and the 10-year Treasury rallied 12.1 basis points, the largest move since the initial Brexit vote in June 2016. The United States declared China to be a currency manipulator the following week and China retaliated by suspending new agricultural purchases from the U.S., causing the 10-year Treasury to rally another 13.8 bps. On August 13, the United States delayed

38 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

tariffs on certain products and removed items from the original list on fear over the impact on the holiday shopping season. The U.S and China agreed to resume talks in two weeks as the 10-year Treasury moved 5.9 bps higher and then rallied 12.5 bps the following day.

As the trade war rhetoric increased throughout August, the 10-year Treasury rallied 51.7 bps to finish the month at 1.49% while the 2-year Treasury finished at 1.51% inverting the relationship between the two benchmark yields in the month’s final days. The inversion lasted through the final week of August as forthcoming positive news about progress in the trade war resulted in a steepening of the yield curve and the spread between the 2- and 10-year Treasuries finished the year at 35 basis points. The 10-year Treasury experienced three of the 10 largest single-day moves lower in yield over the past five years during August, all on the heels of trade announcements or rebukes. The S&P 500 lost 1.58% in the month of August while the Bloomberg Barclays U.S. Aggregate Bond index gained 2.59% and the Treasury index gained 3.40%.

Security selection and sector allocation were the main drivers of performance in 2019. The Core Bond Fund’s allocation to asset-backed securities (19.0% as of December 31, 2019 compared to 0.50% for the Bloomberg Barclays U.S. Aggregate Bond Index) and residential mortgage-backed securities (28.3% compared to 27.2%) delivered strong relative returns during 2019 as security selection in these sectors drove performance. The Bloomberg Barclays U.S. Corporate Index delivered its best performance since 2009, generating 14.54% during the year. The Core Bond Fund’s focus on higher quality credit as well as an underweight position in corporate bonds relative to the benchmark (16.4% for the Fund vs. 25.1% for the Bloomberg Barclays U.S. Aggregate Bond Index) detracted from performance as the “risk on” trade was driven by the lower credit quality segment of the corporate index with the BBB Corporate Index return 16.26%.

It is said that a rising tide lifts all boats and that adage has never been more evident than in the fixed income markets in 2019. The degree to which those boats rose was predicated on the amount of risk associated with those securities, as investors hungry for yield drove risk assets to some of their best performance returns in recent years. Strong absolute returns in the investment grade fixed income universe is evident with the 8.72% return by the Bloomberg Barclays U.S. Aggregate Index. Delivering a return of 7.93% in the Core Bond Fund (Class I) was disappointing from a relative standpoint but given the characteristics of the historic rally in investment-grade fixed income during the year and the Fund’s positioning relative to the Index, it does not come as a surprise. Maintaining a focus on long-term results rather than on a single year, we believe the Fund is well positioned as spreads at these levels are not sustainable.

As always, we appreciate the opportunity to be the stewards of our clients’ capital.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 39

Diamond Hill Core Bond Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	7.63%	4.22%	2.93%	0.76%
Class I Shares	7/5/2016	7.93	4.53	3.24	0.47
Class Y Shares	7/5/2016	8.15	4.65	3.35	0.35
BENCHMARK
Bloomberg Barclays U.S. Aggregate Index		8.72	4.03	2.49	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	3.88	3.00	1.90	0.76
* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. ** The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Core Bond Fund Class I(A) and Bloomberg Barclays U.S. Aggregate Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. Aggregate Index (“Index”). The Index is an unmanaged index measuring performance of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough, and asset-backed securities. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

40 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

2019 Portfolio Commentary

The Diamond Hill Corporate Credit Fund (Class I) generated a 13.20% total return in 2019 compared to 14.28% for the ICE BofA U.S. Corporate & High Yield Index. For the trailing five years, the Fund generated an annualized total return of 6.95% compared to 4.89% for the Corporate & High Yield Index.

Unlike most corporate bond funds, the Diamond Hill Corporate Credit Fund is not managed against any index. Instead, the Fund is managed against absolute objectives within a range of inflation plus 3% and 7% nominal, each measured over rolling five-year periods. Our goal is to generate a yield and total return within that range while minimizing the risk of downside volatility over longer time periods. Although the Fund’s investable universe (and the Corporate & High Yield Index) includes both investment grade and high yield corporate bonds, since early 2010 the Fund has been largely focused on the high yield portion of the market to achieve these objectives. About 72% of the Fund was in high yield corporate bonds at the end of 2019.

The high yield portion of the U.S. corporate bond market, as represented by the ICE BofA U.S. High Yield Index, began the year with a yield-to-worst (YTW) of 7.95% and option-adjusted spread (OAS) of 533 basis points (bps). After generating a 14.41% total return for the year, the High Yield Index ended the year with a 5.41% YTW and OAS of 360 basis points. This strong High Yield Index return more than offset the -4.67% return in the fourth quarter of last year, illustrating the resilience of the high yield asset class. Over the last five quarters, the High Yield Index generated a 9.07% return compared to the S&P 500 at 13.70% and the Russell 2000 at 0.12%.

We are particularly pleased to be at the high end of the inflation plus 3% and 7% nominal range over the trailing five years. We did that by preserving capital well in down markets and then capturing our fair share of the upside in strong markets. 2015 and 2018 were down years in the high yield market and the Fund was positive in both years. 2016 and 2019 were very strong years and we believe the Fund captured its fair share of the upside. Although “coupon clipping” years are frequently forecast they are relatively rare in experience. 2017 was the only “coupon clipping” year in the last five and we were able to outperform in that year as well.

The dominant theme of 2019 was the complete suppression of volatility in financial assets by the Federal Reserve. In 2018, the Federal Reserve was intent on getting out of the business of suppressing volatility. Largely in response to the Federal Reserve, in the fourth quarter of 2018 stocks fell precipitously while the Treasury yield curve declined and flattened. We expected the Federal Reserve to recalibrate policy in 2019 as there was no need to push the economy close to recession with inflation and inflation expectations contained.

But the Federal Reserve has done far more than recalibrate policy. It reversed three of the four 2018 rate hikes and resumed the expansion of its balance sheet. Aside from some volatility in late summer caused largely by the trade wars, volatility has been suppressed in all financial assets. The 10-year Treasury Inflation-Protected Security (TIPS) yield declined by 84 bps during the year from 0.97% to 0.13%. The OAS of the High Yield Index declined 173 bps during 2019 from 533 bps to 360 bps. This decline in the real (i.e., after-inflation) yield and the decline in risk premia (i.e., the additional return that investors demand for bearing risk beyond that of a government bond)

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 41

Diamond Hill Corporate Credit Fund

account for virtually all of the performance of financial assets in 2019 as earnings and inflation expectations were relatively flat. Further, they likely had the effect of pulling future returns into 2019 thereby lowering returns in 2020 and beyond.

An important factor going forward is whether economic growth and earnings growth will validate the high valuations of financial assets. And if they do, will interest rates increase thereby offsetting some of the fundamental improvement? While we expected much more volatility in 2019, we continue to be most confident that positioning for increased volatility in the corporate bond market is appropriate now. There is a limit to how long central banks can suppress volatility. While it is difficult to forecast volatility, we have always been rewarded for defensive positioning with yields and credit spreads at these levels.

The Fund’s YTW is typically somewhere in the range of our absolute objectives, although it was well below the low end of the range in late June 2014 and well above the high end of the range in early February 2016. At the end of the year, the Fund’s YTW was 4.18%, below the low end of the range. The Fund’s duration was 3.13, within the typical 2.0-3.5 range and below the High Yield Index duration of 3.30 and the Corporate & High Yield Index duration of 7.02. The duration of the High Yield Index is considerably below the historical 4.0-4.5 range, reflecting the call-constrained nature of a large portion of the high yield market. In other words, many high yield bonds have limited potential price upside but significant downside. This is a key justification for the defensive posture of the Fund.

We believe our unique and durable competitive advantages — we don’t manage against a benchmark, the deep and talented Diamond Hill research team, the flexibility to be nimble in the secondary market and selective in the new issue market, concentration in our best ideas, and patient shareholders who share our long-term time horizon — have allowed us to generate a yield and total return in the range of our objectives without undue risk.

Again, we remain confident that volatility will come back as is typical later in the economic and market cycles. We want to be in a strong position to take advantage of that volatility. As always, we are focused on delivering risk-adjusted returns over a complete market cycle by holding up better during down markets and capturing our fair share of the upside in strong markets. Our partnership with you continues to be one of our most important advantages.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

42 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	12.85%	6.76%	6.63%	6.81%	0.89%
Class C Shares	9/30/2002	12.06	5.98	5.84	6.01	1.64
Class I Shares	1/31/2005	13.20	7.11	6.95	7.12	0.60
Class Y Shares	12/30/2011	13.35	7.21	7.06	7.15	0.48
BENCHMARK
ICE BofA U.S. Corporate & High Yield Index		14.28	6.03	4.89	5.97	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		5.29	5.10	4.82	4.75	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	9/30/2002	8.91	5.51	5.86	6.43	0.89
Class C Shares	9/30/2002	11.06	5.98	5.84	6.01	1.64

* Reflects the expense ratio as reported in the Prospectus dated February 28, 2020.

** The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 3.50% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Corporate Credit Fund Class I(A), ICE BofA U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofA U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% risk premium. The ICE BofA U.S. Corporate and High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The index is considered a more accurate record of prices due to higher population density within the sales area. Both indices do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 43

Diamond Hill High Yield Fund

2019 Portfolio Commentary

The Diamond Hill High Yield Fund (Class I) generated a 15.44% total return in 2019 compared to 14.41% for the ICE BofA U.S. High Yield Index. For the trailing five years, the Fund generated an annualized total return of 8.18% compared to 6.13% for the ICE BofA U.S. High Yield Index. While we are pleased with the Fund’s relative performance, it is important to note that the ICE BofA U.S. High Yield Index is not an investable alternative. Therefore, performance relative to peers is the best metric to evaluate the Fund.

The High Yield Index began the year with a yield-to-worst (YTW) of 7.95% and an option-adjusted spread (OAS) of 533 basis points (bps). After generating a 14.41% total return for the year, the High Yield Index ended the year with a 5.41% YTW and OAS of 360 basis points. The strong 14.41% return for the High Yield Index more than offsets the -4.67% return in the fourth quarter of last year. This is another example of the resilience of the high yield asset class. Over the last five quarters, the High Yield Index generated a 9.07% return compared to the S&P 500 at 13.70% and the Russell 2000 at 0.12%.

We are very pleased with the Fund’s first five years with strong absolute returns that were well ahead of peers and the High Yield Index. We did that by preserving capital in down markets and then capturing our fair share of the upside in strong markets. 2015 and 2018 were down years in the high yield market and the Fund was positive in both years. 2016 and 2019 were very strong years and we believe the Fund captured its fair share of the upside. Although “coupon clipping” years are frequently forecast they are relatively rare in experience. 2017 was the only “coupon clipping” year in the last five and we performed quite well in that year also.

The dominant theme of 2019 was the complete suppression of volatility in financial assets by the Federal Reserve. In 2018, the Federal Reserve was intent on getting out of the business of suppressing volatility. Largely in response to the Federal Reserve, in the fourth quarter of 2018 stocks fell precipitously while the Treasury yield curve declined and flattened. We expected the Federal Reserve to recalibrate policy in 2019 as there was no need to push the economy close to recession with inflation and inflation expectations contained.

But the Federal Reserve has done far more than recalibrate policy. It reversed three of the four 2018 rate hikes and resumed the expansion of its balance sheet. Aside from some volatility in late summer caused largely by the trade wars, volatility has been suppressed in all financial assets. The 10-year Treasury Inflation-Protected Security (TIPS) yield declined by 84 bps during the year from 0.97% to 0.13%. The OAS of the High Yield Index declined 173 bps during the year from 533 bps to 360 bps. This decline in the real (i.e., after-inflation) yield and the decline in risk premia (i.e., the additional return that investors demand for bearing risk beyond that of a government bond) account for virtually all of the performance of financial assets in 2019 as earnings and inflation expectations were relatively flat. Further, they likely had the effect of pulling future returns into 2019 thereby lowering returns in 2020 and beyond.

An important factor going forward is whether economic growth and earnings growth will validate the high valuations of financial assets. And if they do, will interest rates increase thereby offsetting some of the fundamental improvement? While we expected much more volatility in 2019, we

44 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

continue to be most confident that positioning for increased volatility in the high yield market is appropriate now. There is a limit on how long central banks can suppress volatility. While it is difficult to forecast volatility, we have always been rewarded for defensive positioning with yields and credit spreads at these levels.

We believe we have unique and durable competitive advantages: we have a deep and talented Diamond Hill research team; we have the flexibility to be nimble in the secondary market and selective in the new issue market; the Fund is concentrated in our best ideas; and we have patient shareholders who share our long-term time horizon. These advantages have allowed us to deliver good performance since inception and have positioned us well to achieve our primary goal of ranking highly in our peer group over rolling five-year periods.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 45

Diamond Hill High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	Inception Date	One Year	Three Year	Five Year*	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2015	15.04%	8.50%	7.86%	7.81%	0.96%
Class I Shares	12/31/2015	15.44	8.82	8.18	8.12	0.67
Class Y Shares	12/31/2015	15.56	8.94	8.29	8.24	0.55
BENCHMARK
ICE BofA U.S. High Yield Index		14.41	6.32	6.13	5.91	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	12/31/2015	11.02	7.21	7.10	7.06	0.96
** Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. *** The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill High Yield Fund Class I(A) and ICE BofA U.S. High Yield Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the ICE BofA U.S. High Yield Index. (“Index”). The Index is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Diamond Hill Capital Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See diamond-hill.com for a full copy of the disclaimer. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance for the Fund reflects the past performance of Diamond Hill High Yield Fund L.P. (the “High Yield Partnership”), a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the High Yield Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the High Yield Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The High Yield Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 4, 2014, the inception of the High Yield Partnership and is not the performance of the Fund. The High Yield Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com. This material must be preceded or accompanied by a current prospectus.

46 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 97.3%
Communication Services — 5.6%
Live Nation Entertainment, Inc. (a)(b)	590,668	$42,215,042
Consumer Discretionary — 13.5%
Aaron’s, Inc.	117,768	6,725,730
Carter’s, Inc. (a)	93,925	10,269,759
Century Communities, Inc. (b)	157,828	4,316,596
Green Brick Partners, Inc. (b)	814,944	9,355,557
Red Rock Resorts, Inc., Class A (a)	1,193,242	28,578,146
Vail Resorts, Inc. (a)	164,313	39,407,187
Wolverine World Wide, Inc. (a)	78,675	2,654,494
		101,307,469
Consumer Staples — 7.7%
B&G Foods, Inc. (a)	277,318	4,972,312
Cal-Maine Foods, Inc. (a)	516,600	22,084,650
Flowers Foods, Inc.	526,116	11,437,762
Post Holdings, Inc. (b)	178,654	19,491,151
		57,985,875
Energy — 3.1%
Cimarex Energy Co.	224,297	11,773,350
WPX Energy, Inc. (b)	856,726	11,771,415
		23,544,765
Financials — 24.4%
Assured Guaranty Ltd.	96,224	4,716,900
Bank OZK	831,803	25,374,150
BankUnited, Inc.	334,150	12,216,524
BOK Financial Corp. (a)	119,868	10,476,463
Brown & Brown, Inc.	262,936	10,380,713
Cadence BanCorp	905,490	16,416,534
Enstar Group Ltd. (b)	115,272	23,845,166
First of Long Island Corp. (The)	348,684	8,744,995
Live Oak Bancshares, Inc. (a)	209,352	3,979,781
Mr. Cooper Group, Inc. (b)	736,012	9,207,510
ProAssurance Corp.	368,123	13,303,965
Reinsurance Group of America, Inc.	26,221	4,275,596
RenaissanceRe Holdings Ltd.	57,327	11,237,239

	Shares	Fair Value
Financials — 24.4% continued
Sterling Bancorp	1,395,699	$29,421,335
		183,596,871
Health Care — 2.1%
Integer Holdings Corp. (b)	49,097	3,948,872
Natus Medical, Inc. (b)	354,888	11,707,755
		15,656,627
Industrials — 24.9%
Aircastle Ltd.	49,890	1,596,979
Alaska Air Group, Inc.	225,462	15,275,050
Allegiant Travel Co. (a)	108,520	18,886,821
Arcosa, Inc.	121,014	5,391,174
Colfax Corp. (a)(b)	432,122	15,720,598
Hub Group, Inc., Class A (b)	557,765	28,607,767
Hyster-Yale Materials Handling, Inc. (a)	136,962	8,075,280
Kelly Services, Inc., Class A	202,086	4,563,102
Kirby Corp. (b)	246,631	22,080,873
SPX FLOW, Inc. (b)	359,926	17,589,584
Stericycle, Inc. (a)(b)	159,724	10,191,988
Toro Co. (The)	144,085	11,479,252
TriMas Corp. (b)	242,370	7,612,842
Trinity Industries, Inc. (a)	540,277	11,967,136
WESCO International, Inc. (b)	141,419	8,398,874
		187,437,320
Information Technology — 5.3%
Broadridge Financial Solutions, Inc.	141,188	17,442,366
Sanmina Corp. (b)	331,795	11,360,661
WNS Holdings Ltd. - ADR (b)	167,113	11,054,525
		39,857,552
Materials — 2.3%
Ashland Global Holdings, Inc.	154,320	11,810,110
W.R. Grace & Co.	73,481	5,132,648
		16,942,758
Real Estate — 6.0%
American Campus Communities, Inc. REIT	147,523	6,938,007
CubeSmart REIT	571,039	17,976,308
iStar, Inc. REIT (a)	566,732	8,223,281

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 47

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 97.3% continued
Real Estate — 6.0% continued
Jones Lang LaSalle, Inc.	45,566	$7,932,585
Tanger Factory Outlet Centers, Inc. REIT (a)	284,121	4,185,102
		45,255,283
Utilities — 2.4%
South Jersey Industries, Inc. (a)	338,907	11,177,153
UGI Corp.	156,507	7,067,856
		18,245,009
Total Common Stocks		$732,044,571
Registered Investment Companies — 9.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (c)	18,605,051	18,606,912
State Street Navigator Securities Lending Portfolio I, 1.86% (c)(d)	53,910,257	53,910,257
Total Registered Investment Companies		$72,517,169
Total Investment Securities — 106.9%
(Cost $529,289,680)		$804,561,740
Liabilities in Excess of Other Assets — (6.9)%		(51,678,263)
Net Assets — 100.0%		$752,883,477

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $162,695,070.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $53,910,257. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $112,117,573.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 92.8%
Communication Services — 2.4%
Liberty Media Corp. - Liberty Formula One - Series C (a)	1,257,893	$57,819,052
Consumer Discretionary — 12.1%
BorgWarner, Inc.	1,944,303	84,343,864
Carter’s, Inc. (b)	245,421	26,834,332
Hanesbrands, Inc. (b)	1,541,376	22,889,434
NVR, Inc. (a)	14,297	54,448,838
Red Rock Resorts, Inc., Class A	2,762,097	66,152,223
Vail Resorts, Inc. (b)	136,618	32,765,095
Wolverine World Wide, Inc.	222,017	7,490,854
		294,924,640
Consumer Staples — 7.1%
B&G Foods, Inc. (b)	866,325	15,533,207
Cal-Maine Foods, Inc. (b)	828,058	35,399,479
Flowers Foods, Inc.	1,635,295	35,551,313
Molson Coors Brewing Co.	327,305	17,641,739
Post Holdings, Inc. (a)	636,678	69,461,570
		173,587,308
Energy — 3.3%
Cimarex Energy Co.	720,061	37,796,002
Devon Energy Corp.	515,173	13,379,043
WPX Energy, Inc. (a)	2,118,062	29,102,172
		80,277,217
Financials — 24.3%
Bank OZK	1,354,829	41,329,059
BankUnited, Inc.	1,514,139	55,356,922
BOK Financial Corp.	336,090	29,374,266
Brighthouse Financial, Inc. (a)	569,359	22,335,954
Brown & Brown, Inc.	631,549	24,933,554
Cadence BanCorp (b)	1,508,397	27,347,238
Enstar Group Ltd. (a)	89,340	18,480,872
First Horizon National Corp.	748,496	12,395,094
First Republic Bank	390,090	45,816,070
Mr. Cooper Group, Inc. (a)	2,378,796	29,758,738
Popular, Inc.	229,231	13,467,321
ProAssurance Corp.	474,160	17,136,142
Reinsurance Group of America, Inc.	276,378	45,066,197

48 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 92.8% continued
Financials — 24.3% continued
RenaissanceRe Holdings Ltd.	192,838	$37,800,105
Sterling Bancorp	2,604,770	54,908,552
SVB Financial Group (a)	154,745	38,847,185
Willis Towers Watson plc	378,430	76,420,154
		590,773,423
Health Care — 2.2%
Boston Scientific Corp. (a)	1,191,685	53,887,996
Industrials — 19.7%
Aircastle Ltd.	1,075,721	34,433,829
Alaska Air Group, Inc.	650,894	44,098,068
Allegiant Travel Co. (b)	291,045	50,653,472
Colfax Corp. (a)(b)	1,290,539	46,949,809
Hub Group, Inc., Class A (a)	1,223,164	62,736,082
Kirby Corp. (a)	785,636	70,337,991
Parker-Hannifin Corp.	85,903	17,680,555
Sensata Technologies Holding plc (a)	889,785	47,932,718
SPX FLOW, Inc. (a)	516,627	25,247,561
Stericycle, Inc. (a)(b)	548,614	35,007,059
WESCO International, Inc. (a)	766,618	45,529,443
		480,606,587
Information Technology — 4.1%
Avnet, Inc.	582,557	24,723,719
Broadridge Financial Solutions, Inc.	93,555	11,557,785
Juniper Networks, Inc.	1,053,366	25,944,405
Sanmina Corp. (a)	1,100,670	37,686,941
		99,912,850
Materials — 5.9%
Ashland Global Holdings, Inc.	534,557	40,909,647
Axalta Coating Systems Ltd. (a)	1,782,309	54,182,194
RPM International, Inc. (b)	313,238	24,044,149
W.R. Grace & Co.	364,442	25,456,274
		144,592,264

	Shares	Fair Value
Real Estate — 8.1%
American Campus Communities, Inc. REIT	1,176,248	$55,318,943
CubeSmart REIT	1,775,017	55,877,535
iStar, Inc. REIT (b)	2,125,926	30,847,186
Jones Lang LaSalle, Inc.	136,477	23,759,281
Mid-America Apartment Communities, Inc. REIT	232,913	30,711,908
		196,514,853
Utilities — 3.6%
South Jersey Industries, Inc. (b)	943,662	31,121,973
UGI Corp.	1,247,057	56,317,094
		87,439,067
Total Common Stocks		$2,260,335,257

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 49

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Registered Investment Companies — 11.8%
Diamond Hill Short Duration Total Return Fund, Class Y (c)	4,026,827	$40,751,490
State Street Institutional US Government Money Market Fund, Premier Class, 1.53% (d)	138,992,143	138,992,143
State Street Navigator Securities Lending Portfolio I, 1.86% (d)(e)	109,189,881	109,189,881
Total Registered Investment Companies		$288,933,514
Total Investment Securities — 104.6%
(Cost $2,067,223,810)		$2,549,268,771
Liabilities in Excess of Other Assets — (4.6)%		(112,806,317)
Net Assets — 100.0%		$2,436,462,454

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $190,937,589.
(c)	Affiliated Fund.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
(e)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $109,189,881. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $85,991,351.

plc - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Mid Cap Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 91.7%
Communication Services — 2.4%
Liberty Media Corp. - Liberty Formula One - Series C (a)	117,829	$5,416,010
Consumer Discretionary — 12.2%
Advance Auto Parts, Inc.	10,558	1,690,969
BorgWarner, Inc.	181,354	7,867,137
Carter’s, Inc.	18,090	1,977,961
Hanesbrands, Inc.	139,564	2,072,525
NVR, Inc. (a)	1,326	5,049,952
Red Rock Resorts, Inc., Class A	264,599	6,337,146
Vail Resorts, Inc.	12,805	3,071,023
		28,066,713
Consumer Staples — 7.3%
Archer-Daniels-Midland Co.	58,461	2,709,667
B&G Foods, Inc. (b)	45,577	817,196
Flowers Foods, Inc.	121,043	2,631,475
Molson Coors Brewing Co.	79,196	4,268,664
Post Holdings, Inc. (a)	58,653	6,399,042
		16,826,044
Energy — 3.5%
Cimarex Energy Co.	76,389	4,009,659
Devon Energy Corp.	47,824	1,241,989
Noble Energy, Inc.	117,486	2,918,352
		8,170,000
Financials — 27.5%
Bank OZK	109,249	3,332,641
BankUnited, Inc.	140,673	5,143,005
BOK Financial Corp.	28,565	2,496,581
Brighthouse Financial, Inc. (a)	58,224	2,284,128
Discover Financial Services	52,884	4,485,621
Enstar Group Ltd. (a)	7,938	1,642,055
First Republic Bank	44,321	5,205,501
Franklin Resources, Inc.	64,848	1,684,751
Hartford Financial Services Group, Inc. (The)	69,176	4,203,826
Loews Corp.	202,871	10,648,699
Mr. Cooper Group, Inc. (a)	163,991	2,051,527
Reinsurance Group of America, Inc.	16,445	2,681,522

50 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 91.7% continued
Financials — 27.5% continued
RenaissanceRe Holdings Ltd.	16,266	$3,188,461
Sterling Bancorp	233,712	4,926,649
SVB Financial Group (a)	14,132	3,547,697
Willis Towers Watson plc	28,678	5,791,235
		63,313,899
Health Care — 2.3%
Boston Scientific Corp. (a)	115,114	5,205,455
Industrials — 17.2%
Alaska Air Group, Inc.	62,052	4,204,023
Colfax Corp. (a)(b)	123,453	4,491,220
Deere & Co.	6,267	1,085,820
Hub Group, Inc., Class A (a)	54,548	2,797,767
Kirby Corp. (a)	74,859	6,702,126
Parker-Hannifin Corp.	23,406	4,817,423
Sensata Technologies Holding plc (a)	83,383	4,491,842
Stericycle, Inc. (a)(b)	52,517	3,351,110
United Airlines Holdings, Inc. (a)	43,883	3,865,653
WESCO International, Inc. (a)	62,281	3,698,869
		39,505,853
Information Technology — 3.6%
Avnet, Inc.	54,539	2,314,635
Check Point Software Technologies Ltd. (a)(b)	30,864	3,424,669
Juniper Networks, Inc.	100,570	2,477,039
		8,216,343
Materials — 5.8%
Ashland Global Holdings, Inc.	49,826	3,813,184
Axalta Coating Systems Ltd. (a)	166,117	5,049,957
RPM International, Inc.	28,334	2,174,918
W.R. Grace & Co.	34,113	2,382,793
		13,420,852
Real Estate — 6.3%
American Campus Communities, Inc. REIT	97,429	4,582,086
CubeSmart REIT	163,107	5,134,608

	Shares	Fair Value
Real Estate — 6.3% continued
Jones Lang LaSalle, Inc.	11,822	$2,058,092
Mid-America Apartment Communities, Inc. REIT	19,946	2,630,080
		14,404,866
Utilities — 3.6%
South Jersey Industries, Inc.	88,924	2,932,713
UGI Corp.	119,080	5,377,653
		8,310,366
Total Common Stocks		$210,856,401
Registered Investment Companies — 10.2%
Diamond Hill Short Duration Total Return Fund, Class Y (c)	231,759	2,345,400
State Street Institutional US Government Money Market Fund, Premier Class, 1.53% (d)	17,064,549	17,064,549
State Street Navigator Securities Lending Portfolio I, 1.86% (d)(e)	4,102,191	4,102,191
Total Registered Investment Companies		$23,512,140
Total Investment Securities — 101.9%
(Cost $206,941,021)		$234,368,541
Liabilities in Excess of Other Assets — (1.9)%		(4,381,842)
Net Assets — 100.0%		$229,986,699

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $5,712,625.
(c)	Affiliated Fund.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
(e)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $4,102,191. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $1,737,150.

plc - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 51

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 97.3%
Communication Services — 12.0%
Alphabet, Inc., Class A (a)	168,470	$225,647,033
Charter Communications, Inc., Class A (a)	273,073	132,462,251
Comcast Corp., Class A	2,608,773	117,316,522
Facebook, Inc., Class A (a)	677,923	139,143,696
Walt Disney Co. (The)	1,379,358	199,496,547
		814,066,049
Consumer Discretionary — 13.3%
Booking Holdings, Inc. (a)	58,886	120,935,945
BorgWarner, Inc.	3,263,913	141,588,546
General Motors Co.	3,537,346	129,466,864
Hanesbrands, Inc. (b)	5,424,663	80,556,245
NVR, Inc. (a)	37,611	143,238,108
O’Reilly Automotive, Inc. (a)	201,480	88,300,625
TJX Cos., Inc. (The)	3,259,530	199,026,902
		903,113,235
Consumer Staples — 10.5%
Archer-Daniels-Midland Co.	1,589,088	73,654,229
Kimberly-Clark Corp.	932,522	128,268,401
PepsiCo, Inc.	1,229,342	168,014,171
Philip Morris International, Inc.	2,272,295	193,349,582
Procter & Gamble Co. (The)	1,197,139	149,522,661
		712,809,044
Energy — 3.6%
Chevron Corp.	1,431,282	172,483,794
Cimarex Energy Co.	1,356,520	71,203,735
		243,687,529
Financials — 27.5%
American International Group, Inc.	3,494,002	179,347,123
Berkshire Hathaway, Inc., Class B (a)	975,278	220,900,467
Charles Schwab Corp. (The)	2,449,083	116,478,387
Citigroup, Inc.	3,755,102	299,995,099
Discover Financial Services	1,452,550	123,205,291
First Republic Bank	924,108	108,536,485
Hartford Financial Services Group, Inc. (The)	1,847,593	112,278,227

	Shares	Fair Value
Financials — 27.5% continued
JPMorgan Chase & Co.	727,981	$101,480,551
KKR & Co., Inc., Class A	4,653,926	135,755,021
Loews Corp.	1,170,903	61,460,698
Marsh & McLennan Cos., Inc.	662,646	73,825,391
MetLife, Inc.	4,045,200	206,183,844
Morgan Stanley	2,448,193	125,151,626
		1,864,598,210
Health Care — 13.8%
Abbott Laboratories	3,139,685	272,713,039
Gilead Sciences, Inc.	1,137,463	73,912,346
Humana, Inc.	302,486	110,867,169
Medtronic plc	1,683,181	190,956,884
Pfizer, Inc.	3,977,538	155,839,939
Thermo Fisher Scientific, Inc.	401,983	130,592,217
		934,881,594
Industrials — 7.5%
Honeywell International, Inc.	472,617	83,653,209
Parker-Hannifin Corp.	703,123	144,716,776
United Airlines Holdings, Inc. (a)	952,738	83,926,690
United Technologies Corp.	1,294,534	193,869,412
		506,166,087
Information Technology — 5.7%
Fidelity National Information Services, Inc.	766,886	106,666,174
Microsoft Corp.	1,043,366	164,538,818
Texas Instruments, Inc.	885,408	113,588,992
		384,793,984
Materials — 3.4%
Axalta Coating Systems Ltd. (a)	1,787,147	54,329,269
Eastman Chemical Co.	869,478	68,914,826
Linde plc	491,071	104,549,016
		227,793,111
Total Common Stocks		$6,591,908,843

52 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Registered Investment Companies — 2.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (c)	163,935,121	$163,951,515
State Street Navigator Securities Lending Portfolio I, 1.86% (c)(d)	9,680,181	9,680,151
Total Registered Investment Companies		$173,631,666
Total Investment Securities — 99.9%
(Cost $4,731,934,313)		$6,765,540,509
Other Assets in Excess of Liabilities — 0.1%		7,281,200
Net Assets — 100.0%		$6,772,821,709

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $31,194,489.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $9,680,151. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $22,354,594.

plc - Public Limited Company

See accompanying Notes to Financial Statements.

Diamond Hill All Cap Select Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 94.8%
Communication Services — 7.9%
Alphabet, Inc., Class A (a)	9,055	$12,128,176
Facebook, Inc., Class A (a)	26,245	5,386,786
Liberty Media Corp. - Liberty Formula One - Series C (a)	88,957	4,088,909
		21,603,871
Consumer Discretionary — 15.2%
BorgWarner, Inc.	203,865	8,843,664
Hanesbrands, Inc.	232,259	3,449,046
NVR, Inc. (a)	1,258	4,790,980
Red Rock Resorts, Inc., Class A	594,515	14,238,634
Vail Resorts, Inc.	42,026	10,079,096
		41,401,420
Consumer Staples — 8.7%
Archer-Daniels-Midland Co.	72,705	3,369,877
Cal-Maine Foods, Inc. (b)	190,710	8,152,853
Philip Morris International, Inc.	142,422	12,118,688
		23,641,418
Financials — 30.6%
American International Group, Inc.	255,077	13,093,102
Bank OZK	153,321	4,677,057
Berkshire Hathaway, Inc., Class B (a)	63,213	14,317,745
Charles Schwab Corp. (The)	69,854	3,322,256
Citigroup, Inc.	85,761	6,851,446
First Republic Bank	40,590	4,767,296
KKR & Co., Inc., Class A	279,139	8,142,485
MetLife, Inc.	266,113	13,563,780
Mr. Cooper Group, Inc. (a)	1,158,093	14,487,743
		83,222,910
Health Care — 8.7%
Allergan plc	49,694	9,500,002
Gilead Sciences, Inc.	112,685	7,322,271
GlaxoSmithKline plc - ADR (b)	145,069	6,816,792
		23,639,065

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 53

Diamond Hill All Cap Select Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 94.8% continued
Industrials — 16.5%
Colfax Corp. (a)	206,530	$7,513,561
Copa Holdings SA, Class A	76,043	8,218,727
Hub Group, Inc., Class A (a)	186,115	9,545,838
Johnson Controls International plc	149,619	6,090,989
Kirby Corp. (a)	77,279	6,918,789
United Airlines Holdings, Inc. (a)	76,613	6,748,839
		45,036,743
Information Technology — 4.2%
Cognizant Technology Solutions Corp., Class A	109,259	6,776,243
Sanmina Corp. (a)	139,450	4,774,768
		11,551,011
Materials — 3.0%
Ashland Global Holdings, Inc.	44,438	3,400,840
Sherwin-Williams Co. (The)	8,250	4,814,205
		8,215,045
Total Common Stocks		$258,311,483
Registered Investment Companies — 8.0%
State Street Institutional US Government Money Market Fund, Premier Class, 1.53% (c)	14,025,924	14,025,924
State Street Navigator Securities Lending Portfolio I, 1.86% (c)(d)	7,741,480	7,741,480
Total Registered Investment Companies		$21,767,404
Total Investment Securities — 102.8%
(Cost $234,813,717)		$280,078,887
Liabilities in Excess of Other Assets — (2.8)%		(7,729,171)
Net Assets — 100.0%		$272,349,716

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $7,554,023.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $7,741,480.

ADR - American Depositary Receipt

plc - Public Limited Company

SA - Societe Anonyme

See accompanying Notes to Financial Statements.

54 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 86.5%
Communication Services — 10.0%
Alphabet, Inc., Class A (a)	97,275	$130,289,162
Comcast Corp., Class A (b)(c)	1,494,980	67,229,251
Facebook, Inc., Class A (a)(c)	424,610	87,151,202
Walt Disney Co. (The) (b)	478,204	69,162,644
		353,832,259
Consumer Discretionary — 7.3%
Advance Auto Parts, Inc. (b)	284,385	45,547,102
Booking Holdings, Inc. (a)(b)	30,205	62,032,915
BorgWarner, Inc. (b)	1,530,840	66,407,839
Hanesbrands, Inc. (b)(c)	2,715,465	40,324,655
TJX Cos., Inc. (The) (b)	716,108	43,725,554
		258,038,065
Consumer Staples — 2.9%
Archer-Daniels-Midland Co. (b)	959,645	44,479,546
Constellation Brands, Inc., Class A (b)	295,614	56,092,756
		100,572,302
Energy — 2.3%
Cimarex Energy Co.	1,367,699	71,790,521
Devon Energy Corp. (b)	364,865	9,475,544
		81,266,065
Financials — 24.8%
American International Group, Inc. (b)	1,931,585	99,148,258
Bank OZK (b)	2,066,509	63,038,857
BankUnited, Inc. (b)	713,128	26,071,960
Berkshire Hathaway, Inc., Class B (a)(c)	440,505	99,774,383
Charles Schwab Corp. (The) (b)	946,740	45,026,954
Citigroup, Inc. (b)(c)	1,923,349	153,656,352
Discover Financial Services (b)	452,704	38,398,353
First Republic Bank (b)(c)	286,685	33,671,153
Hartford Financial Services Group, Inc. (The) (b)	775,401	47,121,119
JPMorgan Chase & Co. (b)(c)	220,310	30,711,214
KKR & Co., Inc., Class A (b)	1,120,937	32,697,732

	Shares	Fair Value
Financials — 24.8% continued
MetLife, Inc. (b)(c)	1,914,759	$97,595,266
Morgan Stanley	867,793	44,361,578
SVB Financial Group (a)(b)	184,745	46,378,385
Wells Fargo & Co.	328,982	17,699,232
		875,350,796
Health Care — 12.1%
Abbott Laboratories (b)	482,480	41,908,213
Allergan plc (c)	512,277	97,931,994
CVS Health Corp.	376,629	27,979,768
Humana, Inc.	206,620	75,730,362
Medtronic plc (c)	703,359	79,796,079
Perrigo Co. plc (b)	1,076,500	55,611,990
Pfizer, Inc. (b)	1,268,520	49,700,614
		428,659,020
Industrials — 13.8%
Alaska Air Group, Inc. (b)	798,735	54,114,296
Johnson Controls International plc (b)(c)	2,223,154	90,504,599
Kirby Corp. (a)(b)	771,796	69,098,896
Parker-Hannifin Corp. (b)	182,430	37,547,743
Sensata Technologies Holding plc (a)(b)	998,277	53,777,182
United Airlines Holdings, Inc. (a)(c)	1,500,265	132,158,344
United Technologies Corp. (c)	324,885	48,654,778
		485,855,838
Information Technology — 7.9%
Cognizant Technology Solutions Corp., Class A	1,251,595	77,623,922
Fidelity National Information Services, Inc.	416,256	57,897,047
Microsoft Corp. (c)	590,982	93,197,861
Texas Instruments, Inc.	397,615	51,010,028
		279,728,858
Materials — 5.4%
Ashland Global Holdings, Inc. (b)	696,113	53,273,528
Axalta Coating Systems Ltd. (a)(b)	1,499,129	45,573,522
RPM International, Inc. (b)	559,875	42,976,005
W.R. Grace & Co. (b)	680,070	47,502,889
		189,325,944
Total Common Stocks		$3,052,629,147

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 55

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Registered Investment Companies — 27.4%
Diamond Hill Short Duration Total Return Fund, Class Y (d)	6,762,157	$68,433,025
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (e)	367,800,439	367,837,219
State Street Navigator Securities Lending Portfolio I, 1.86% (e)(f)	528,811,125	528,811,125
Total Registered Investment Companies		$965,081,369
Total Investment Securities — 113.9%
(Cost $3,051,143,489)		$4,017,710,516
Segregated Cash With Custodian — 30.2%		1,064,461,553
Investments Sold Short — (30.0)%
(Proceeds $963,079,987)		(1,056,982,316)
Liabilities in Excess of Other Assets — (14.1)%		(497,172,400)
Net Assets — 100.0%		$3,528,017,353

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $518,894,516.
(c)	All or a portion of the shares have been pledged as collateral for open short positions.
(d)	Affiliated Fund.
(e)	The rate shown is the 7-day effective yield as of December 31, 2019.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $528,811,125.

plc - Public Limited Company

See accompanying Notes to Financial Statements.

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
December 31, 2019

	Shares	Fair Value
Common Stocks — 30.0%
Communication Services — 0.6%
Cogent Communications Holdings, Inc.	193,845	$12,756,940
Omnicom Group, Inc.	113,837	9,223,074
		21,980,014
Consumer Discretionary — 9.3%
AutoNation, Inc.	510,307	24,816,230
Best Buy Co., Inc.	344,354	30,234,281
Cheesecake Factory, Inc. (The)	365,308	14,195,869
Dick’s Sporting Goods, Inc.	1,032,006	51,073,977
Grand Canyon Education, Inc.	291,416	27,914,739
PulteGroup, Inc.	723,395	28,067,726
Tesla, Inc.	151,192	63,248,149
Under Armour, Inc., Class A	1,406,194	30,373,790
Walmart, Inc.	143,842	17,094,183
Whirlpool Corp.	279,370	41,215,456
		328,234,400
Consumer Staples — 2.5%
Boston Beer Co., Inc., Class A	116,735	44,108,320
Brown-Forman Corp., Class B	667,720	45,137,872
		89,246,192
Financials — 4.5%
Bank of Hawaii Corp.	501,252	47,699,140
Cincinnati Financial Corp.	501,161	52,697,079
Commerce Bancshares, Inc.	722,811	49,107,779
First American Financial Corp.	140,618	8,200,842
		157,704,840
Health Care — 2.1%
Encompass Health Corp.	102,485	7,099,136
Henry Schein, Inc.	132,630	8,849,074
Integra LifeSciences Holdings Corp.	471,935	27,504,372
Waters Corp.	120,805	28,226,088
		71,678,670

56 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
(Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 30.0% continued
Industrials — 4.9%
Hawaiian Holdings, Inc.	598,515	$17,530,504
Lennox International, Inc.	35,560	8,675,573
PACCAR, Inc.	832,827	65,876,616
Robert Half International, Inc.	311,350	19,661,753
W.W. Grainger, Inc.	141,978	48,062,393
Wabtec Corp.	176,890	13,762,042
		173,568,881
Information Technology — 3.9%
Blackbaud, Inc.	167,968	13,370,253
Cisco Systems, Inc.	610,418	29,275,647
j2 Global, Inc.	359,554	33,693,805
Oracle Corp.	667,830	35,381,633
Western Union Co. (The)	987,733	26,451,490
		138,172,828
Materials — 0.5%
Silgan Holdings, Inc.	558,075	17,344,971
Real Estate — 0.3%
VEREIT, Inc.	1,062,605	9,818,470
Utilities — 1.4%
Consolidated Edison, Inc.	544,192	49,233,050
Total Investments Sold Short — 30.0%
(Proceeds $963,079,987)		$1,056,982,316

Percentages disclosed are based on total net assets of the Fund at December 31, 2019.

See accompanying Notes to Financial Statements.

Diamond Hill Research
Opportunities Fund
Schedule of Investments
December 31, 2019

	Shares	Fair Value
Common Stocks — 96.6%
Communication Services — 15.9%
Alphabet, Inc., Class A (a)(b)	2,539	$3,400,711
Baidu, Inc. - ADR (a)(c)	4,933	623,531
Bollore SA (FR)	256,626	1,121,438
Charter Communications, Inc., Class A (a)(c)	1,089	528,252
Facebook, Inc., Class A (a)(b)	11,421	2,344,160
Fox Corp., Class B	5,856	213,158
Liberty Media Corp. - Liberty Formula One - Series C (a)(c)	42,985	1,975,806
Tencent Holdings Ltd. (HK)	19,000	915,336
Walt Disney Co. (The) (b)	4,506	651,703
Zynga, Inc., Class A (a)(c)	60,496	370,235
		12,144,330
Consumer Discretionary — 11.1%
Advance Auto Parts, Inc. (b)	3,131	501,461
EssilorLuxottica SA (FR)	4,173	637,977
Hanesbrands, Inc. (c)	18,900	280,665
McDonald’s Corp.	2,310	456,479
NVR, Inc. (a)	275	1,047,313
O’Reilly Automotive, Inc. (a)	1,018	446,149
Red Rock Resorts, Inc., Class A (b)	95,518	2,287,656
Starbucks Corp.	3,850	338,492
TJX Cos., Inc. (The)	3,522	215,053
Vail Resorts, Inc. (c)	9,400	2,254,402
		8,465,647
Consumer Staples — 3.9%
Archer-Daniels-Midland Co.	7,000	324,450
Cal-Maine Foods, Inc. (c)	32,200	1,376,550
Constellation Brands, Inc., Class A (c)	1,600	303,600
Seaboard Corp. (c)	240	1,020,132
		3,024,732
Energy — 0.5%
Chevron Corp.	2,188	263,676
WPX Energy, Inc. (a)	9,851	135,353
		399,029

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 57

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 96.6% continued
Financials — 13.5%
Banco Bilbao Vizcaya Argentaria SA (ES)	28,347	$159,150
Bank of New York Mellon Corp. (The) (c)	16,685	839,756
Bank OZK	46,020	1,403,840
BankUnited, Inc.	13,920	508,915
Cadence BanCorp (c)	21,718	393,747
Credit Suisse Group AG (SW) (a)	36,601	494,847
Discover Financial Services (c)	3,972	336,905
Fairfax India Holdings Corp. (a)	41,012	527,455
First Republic Bank (c)	7,928	931,144
Julius Baer Group Ltd. (SW) (a)	9,897	510,309
Kasikornbank pcl – NVDR (TH)	17,100	86,668
KKR & Co., Inc., Class A	11,833	345,169
Live Oak Bancshares, Inc. (c)	15,000	285,150
Morgan Stanley	12,538	640,943
Mr. Cooper Group, Inc. (a)	142,664	1,784,727
SCOR SE (FR)	1,000	42,096
SVB Financial Group (a)(c)	4,220	1,059,389
		10,350,210
Health Care — 11.0%
Acorda Therapeutics, Inc. (a)(c)	65,638	133,902
Allergan plc (b)	5,310	1,015,113
Endo International plc (a)(c)	156,560	734,266
Humana, Inc.	2,580	945,622
Ironwood Pharmaceuticals, Inc. (a)(c)	20,512	273,015
McKesson Corp.	5,475	757,302
Medtronic plc	9,250	1,049,412
Perrigo Co. plc	27,974	1,445,137
Shandong Weigo Group Medical Polymer Co. Ltd., Class H (HK)	320,000	383,435
Thermo Fisher Scientific, Inc. (c)	2,877	934,651
WellCare Health Plans, Inc. (a)	2,285	754,530
		8,426,385

	Shares	Fair Value
Industrials — 18.2%
Alaska Air Group, Inc. (c)	9,393	$636,376
Allegiant Travel Co. (c)	1,090	189,704
Colfax Corp. (a)	9,460	344,155
Copa Holdings SA, Class A (c)	12,312	1,330,681
Fastenal Co. (c)	7,000	258,650
Honeywell International, Inc.	2,167	383,559
Howden Joinery Group plc (GB)	57,500	512,319
Hub Group, Inc., Class A (a)(b)	50,015	2,565,269
Johnson Controls International plc	6,609	269,052
Kirby Corp. (a)(c)	10,180	911,415
Sensata Technologies Holding plc (a)(b)	42,581	2,293,838
Southwest Airlines Co.	2,400	129,552
SPX FLOW, Inc. (a)(c)	3,534	172,707
Stericycle, Inc. (a)(c)	22,630	1,444,020
United Airlines Holdings, Inc. (a)	17,274	1,521,667
United Technologies Corp.	2,849	426,666
Welbilt, Inc. (a)(c)	13,800	215,418
WESCO International, Inc. (a)(c)	5,678	337,216
		13,942,264
Information Technology — 13.3%
Analog Devices, Inc.	4,409	523,966
Avnet, Inc.	6,761	286,937
Cognizant Technology Solutions Corp., Class A (b)	36,245	2,247,915
Fidelity National Information Services, Inc.	5,154	716,870
Fiserv, Inc. (a)(c)	6,655	769,518
Microsoft Corp.	11,170	1,761,509
Sanmina Corp. (a)(b)	33,541	1,148,444
TE Connectivity Ltd.	5,806	556,447
Texas Instruments, Inc.	7,757	995,146
WNS Holdings Ltd. - ADR (a)	17,244	1,140,691
		10,147,443
Materials — 6.4%
Ashland Global Holdings, Inc.	22,187	1,697,971

58 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Fair Value
Common Stocks — 96.6% continued
Materials — 6.4% continued
Axalta Coating Systems Ltd. (a)(c)	15,534	$472,234
LANXESS AG (DE)	9,250	621,079
RPM International, Inc.	6,650	510,454
Sherwin-Williams Co. (The)	900	525,186
W.R. Grace & Co. (b)	15,850	1,107,122
		4,934,046
Real Estate — 2.6%
American Campus Communities, Inc. REIT	6,005	282,415
American Homes 4 Rent, Class A	7,867	206,194
CubeSmart REIT (c)	8,661	272,648
Douglas Emmett, Inc.	3,250	142,675
iStar, Inc. REIT (c)	45,214	656,055
Mid-America Apartment Communities, Inc. REIT	1,550	204,383
Public Storage REIT (c)	1,086	231,275
		1,995,645
Utilities — 0.2%
UGI Corp. (c)	3,647	164,698
Total Common Stocks		$73,994,429

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 1.2%
Energy — 1.2%
Welltec A/S (d)	9.500%	12/01/22	$900,000	$891,000

	Shares	Fair Value
Registered Investment Companies — 23.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (e)	1,116,705	$1,116,817
State Street Navigator Securities Lending Portfolio I, 1.86% (e)(f)	17,217,746	17,217,746
Total Registered Investment Companies		$18,334,563

Shares	Fair Value
Total Investment Securities — 121.7%
(Cost $79,961,550)	$93,219,992
Segregated Cash With Custodian — 20.9%	15,980,900
Investments Sold Short — (18.7)%
(Proceeds $11,981,934)	(14,354,983)
Liabilities in Excess of Other Assets — (23.9)%	(18,274,528)
Net Assets — 100.0%	$76,571,380

(a)	Non-income producing security.
(b)	All or a portion of the shares have been pledged as collateral for open short positions.
(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $16,911,205.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2019 was $891,000, representing 1.2% of net assets.

(e)	The rate shown is the 7-day effective yield as of December 31, 2019.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $17,217,746.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

A/S - Aktieselskab

DE - German Security

ES - Spanish Security

FR - French Security

GB - British Security

HK - Hong Kong Security

NVDR - Non-Voting Depositary Receipt

pcl - Public Company Limited

plc - Public Limited Company

REIT - Real Estate Investment Trust

SA - Societe Anonyme

SE - Societas Europaea

SW - Swiss Security

TH - Thai Security

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 59

Diamond Hill Research Opportunities Fund
Schedule of Investments Sold Short
December 31, 2019

	Shares	Fair Value
Common Stocks — 18.7%
Communication Services — 0.6%
Cogent Communications Holdings, Inc.	6,035	$397,163
Omnicom Group, Inc.	714	57,848
		455,011
Consumer Discretionary — 7.7%
AutoNation, Inc.	2,385	115,983
Best Buy Co., Inc.	3,005	263,839
Career Education Corp.	6,300	115,857
Cheesecake Factory, Inc. (The)	2,754	107,020
Dick’s Sporting Goods, Inc.	9,865	488,219
Fossil Group, Inc.	2,480	19,542
Grand Canyon Education, Inc.	5,806	556,157
lululemon athletica, inc.	2,206	511,064
PulteGroup, Inc.	14,760	572,688
Tesla, Inc.	5,258	2,199,579
Under Armour, Inc., Class A	23,979	517,946
Walmart, Inc.	700	83,188
Whirlpool Corp.	2,180	321,615
		5,872,697
Consumer Staples — 0.7%
Boston Beer Co., Inc., Class A	896	338,554
Brown-Forman Corp., Class B	3,500	236,600
		575,154
Financials — 3.3%
Apollo Commercial Real Estate Finance, Inc.	9,728	177,925
Ares Commercial Real Estate Corp.	4,527	71,708
Bank of Hawaii Corp.	5,630	535,751
Cincinnati Financial Corp.	1,335	140,375
Commerce Bancshares, Inc.	5,317	361,237
First Financial Bankshares, Inc.	12,775	448,403
Granite Point Mortgage Trust, Inc.	8,018	147,371
Northwest Bancshares, Inc.	6,620	110,091

	Shares	Fair Value
Financials — 3.3% continued
Starwood Property Trust, Inc.	2,411	$59,937
Westamerica Bancorp.	6,765	458,464
		2,511,262
Health Care — 1.2%
Henry Schein, Inc.	5,100	340,272
Waters Corp.	2,575	601,649
		941,921
Industrials — 1.1%
Boeing Co. (The)	409	133,236
Cintas Corp.	114	30,675
Hawaiian Holdings, Inc.	8,839	258,894
Lennox International, Inc.	330	80,510
PACCAR, Inc.	1,400	110,740
Robert Half International, Inc.	1,152	72,749
W.W. Grainger, Inc.	557	188,556
		875,360
Information Technology — 3.3%
Amkor Technology, Inc.	34,857	453,141
Blackbaud, Inc.	4,394	349,762
Cisco Systems, Inc.	10,823	519,071
j2 Global, Inc.	460	43,107
Oracle Corp.	11,246	595,813
Western Union Co. (The)	20,426	547,008
		2,507,902
Materials — 0.1%
Silgan Holdings, Inc.	3,450	107,226

Real Estate — 0.3%
EastGroup Properties, Inc.	1,411	187,197
VEREIT, Inc.	5,590	51,652
		238,849
Utilities — 0.4%
Consolidated Edison, Inc.	2,980	269,601
Total Investments Sold Short — 18.7%
(Proceeds $11,981,934)		$14,354,983

Percentages disclosed are based on total net assets of the Fund at December 31, 2019.

See accompanying Notes to Financial Statements.

60 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Global Fund
Schedule of Investments
December 31, 2019

	Shares	Value
Common Stocks — 97.5%
Belgium — 3.3%
Anheuser-Busch InBev SA/NV	8,867	$726,214
China — 3.6%
Baidu, Inc. - ADR (a)	3,460	437,344
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	288,280	345,427
		782,771
France — 8.0%
EssilorLuxottica SA	3,802	581,258
Euronext NV	4,800	392,353
SCOR SE	18,421	775,451
		1,749,062
Germany — 2.2%
Fuchs Petrolub SE	10,916	488,251
Israel — 2.5%
Check Point Software Technologies Ltd. (a)(b)	4,904	544,148
Japan — 2.5%
Seven & i Holdings Co. Ltd.	14,700	538,795
South Korea — 2.8%
Samsung Electronics Co. Ltd.	12,835	619,089
Switzerland — 3.6%
Julius Baer Group Ltd. (a)	15,033	775,131
United Kingdom — 10.8%
Ashmore Group plc	32,252	221,252
Beazley plc	51,467	378,712
BT Group plc	138,105	351,944
GlaxoSmithKline plc	30,127	707,947
Howden Joinery Group plc	77,469	690,241
		2,350,096

	Shares	Value
United States — 58.2%
Allergan plc	2,300	$439,691
Alphabet, Inc., Class C (a)	400	534,808
American International Group, Inc.	13,625	699,371
Bank OZK	6,698	204,323
Berkshire Hathaway, Inc., Class B (a)	3,609	817,439
BorgWarner, Inc.	17,266	748,999
Charles Schwab Corp. (The)	4,370	207,837
Citigroup, Inc.	5,557	443,949
Cognizant Technology Solutions Corp., Class A	5,279	327,404
Copa Holdings SA, Class A	7,252	783,796
Facebook, Inc., Class A (a)	2,212	454,013
Gilead Sciences, Inc.	6,730	437,315
Hub Group, Inc., Class A (a)	10,632	545,315
Johnson Controls International plc	10,712	436,086
Kirby Corp. (a)	5,906	528,764
KKR & Co., Inc., Class A	20,312	592,501
MetLife, Inc.	15,040	766,589
NVR, Inc. (a)	86	327,523
Philip Morris International, Inc.	7,677	653,236
Red Rock Resorts, Inc., Class A	39,071	935,750
Sanmina Corp. (a)	14,666	502,164
Sherwin-Williams Co. (The)	664	387,471
United Airlines Holdings, Inc. (a)	4,887	430,496
Vail Resorts, Inc.	2,173	521,151
		12,725,991
Total Common Stocks		$21,299,548

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 61

Diamond Hill Global Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Value

Registered Investment Companies — 5.0%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (c)	535,330	$535,384
State Street Navigator Securities Lending Portfolio I, 1.86% (c)(d)	559,056	559,056
Total Registered Investment Companies		$1,094,440
Total Investments at Value — 102.5%
(Cost $20,190,747)		$22,393,988
Liabilities in Excess of Other Assets — (2.5)%		(538,994)
Net Assets — 100.0%		$21,854,994

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $544,148.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $559,056.

ADR - American Depositary Receipt

NV - Naamloze Vennootschap

plc - Public Limited Company

SA - Societe Anonyme

SE - Societas Europaea

See accompanying Notes to Financial Statements.

Diamond Hill International Fund
Schedule of Investments
December 31, 2019

	Shares	Value
Common Stocks — 98.1%
Belgium — 4.1%
Anheuser-Busch InBev SA/NV	6,728	$551,028
Canada — 6.4%
Fairfax Financial Holdings Ltd.	897	421,210
Fairfax India Holdings Corp. (a)	34,895	448,785
		869,995
China — 5.2%
Baidu, Inc. - ADR (a)	2,459	310,818
Noah Holdings Ltd. - ADR (a)(b)	5,942	210,169
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	146,000	174,942
		695,929
France — 15.5%
Amundi SA	1,457	114,574
Bollore SA	67,938	296,884
EssilorLuxottica SA	1,779	271,978
Euronext NV	2,621	214,241
LVMH Moet Hennessy Louis Vuitton SE	354	164,948
Safran SA	1,719	265,517
Sanofi	2,056	206,480
SCOR SE	7,104	299,050
Vivendi SA	9,008	260,851
		2,094,523
Germany — 3.8%
Beiersdorf AG	842	100,547
Fuchs Petrolub SE	5,907	293,482
LANXESS AG	1,722	115,621
		509,650
Hong Kong — 2.7%
Tencent Holdings Ltd.	7,700	370,952
India — 0.9%
HDFC Bank Ltd. - ADR	1,890	119,769
Israel — 2.7%
Check Point Software Technologies Ltd. (a)(b)	3,265	362,284

62 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill International Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Value
Common Stocks — 98.1% continued
Japan — 7.4%
Astellas Pharma, Inc.	13,900	$237,255
Kao Corp.	800	65,975
KDDI Corp.	13,500	402,761
Seven & i Holdings Co. Ltd.	8,100	296,887
		1,002,878
Mexico — 3.8%
Grupo Aeroportuario del Sureste SAB de CV, Class B	15,990	299,584
Telesites SAB de CV (a)	283,146	209,658
		509,242
Netherlands — 3.2%
Unilever NV	7,568	434,335
South Korea — 2.8%
Samsung Electronics Co. Ltd. - GDR	314	375,762
Spain — 1.8%
Banco Bilbao Vizcaya Argentaria SA	42,786	240,216
Switzerland — 10.9%
Compagnie Financiere Richemont SA	2,852	222,926
Credit Suisse Group AG (a)	20,981	283,664
Julius Baer Group Ltd. (a)	4,502	232,132
Novartis AG - ADR	3,001	284,165
Roche Holdings AG	770	250,296
Swatch Group AG (The)	715	199,667
		1,472,850
Taiwan Province of China — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,574	149,549
Thailand — 2.6%
Kasikornbank pcl - NVDR	69,400	351,739

	Shares	Value
United Kingdom — 15.7%
Ashmore Group plc	37,534	$257,487
Beazley plc	17,796	130,949
BT Group plc	124,136	316,345
Diageo plc	11,302	476,264
GlaxoSmithKline plc	19,904	467,719
Howden Joinery Group plc	53,269	474,622
		2,123,386
United States — 7.5%
Copa Holdings SA, Class A	2,573	278,090
Liberty Media Corp. - Liberty Formula One, Series C (a)	5,494	252,532
Walt Disney Co. (The)	3,274	473,519
		1,004,141
Total Common Stocks		$13,238,228

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 63

Diamond Hill International Fund
Schedule of Investments (Continued)
December 31, 2019

	Shares	Value
Registered Investment Companies — 4.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (c)	244,382	$244,407
State Street Navigator Securities Lending Portfolio I, 1.86% (c)(d)	372,210	372,210
Total Registered Investment Companies		$616,617
Total Investments at Value — 102.7%
(Cost $12,639,731)		$13,854,845
Liabilities in Excess of Other Assets — (2.7)%		(364,552)
Net Assets — 100.0%		$13,490,293

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $572,453.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $372,210. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $215,398.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

GDR - Global Depositary Receipt

NV - Naamloze Vennootschap

NVDR - Non-voting Depositary Receipt

pcl- Public Company Limited

plc - Public Limited Company

SA - Societe Anonyme

SAB de CV - Societe Anonima Bursatil de Capital Variable

SE - Societas Europaea

See accompanying Notes to Financial Statements.

Diamond Hill Short Duration
Total Return Fund
Schedule of Investments
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 4.9%
Banking — 2.6%
Bank of New York Mellon Corp. (The), Series MTN	1.950%	08/23/22	$500,000	$500,846
Capital One Financial Corp.	2.500%	05/12/20	500,000	500,658
Capital One NA	2.150%	09/06/22	750,000	751,160
Citibank NA	3.400%	07/23/21	500,000	510,664
Citigroup, Inc.	2.350%	08/02/21	500,000	502,959
Citigroup, Inc.	2.900%	12/08/21	750,000	762,152
Citigroup, Inc.	2.312%	11/04/22	1,000,000	1,002,903
Cooperatieve Rabobank UA (a)	2.625%	07/22/24	1,500,000	1,516,478
DBS Group Holdings Ltd. (3MO LIBOR + 49) (a)(b)	2.375%	06/08/20	1,500,000	1,501,082
Goldman Sachs Group, Inc.	2.600%	12/27/20	1,000,000	1,002,067
Goldman Sachs Group, Inc.	2.625%	04/25/21	2,930,000	2,954,991
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (b)	3.046%	04/26/22	450,000	454,514
Huntington National Bank (3MO LIBOR + 51) (b)	2.401%	03/10/20	1,000,000	1,000,818
JPMorgan Chase Bank NA	3.086%	04/26/21	500,000	501,691
JPMorgan Chase & Co.	2.550%	10/29/20	1,000,000	1,004,504
JPMorgan Chase & Co. (3MO LIBOR + 100) (b)	3.001%	01/15/23	400,000	404,228
KeyBank NA	3.350%	06/15/21	500,000	510,714
KeyBank NA	3.300%	02/01/22	500,000	513,489
Mizuho Financial Group	2.273%	09/13/21	500,000	501,915
Morgan Stanley	2.650%	01/27/20	486,000	486,159
Morgan Stanley (3MO LIBOR + 118) (b)	3.146%	01/20/22	1,000,000	1,009,109
National Australia Bank, New York	2.250%	01/10/20	500,000	500,019
Rabobank Nederland NY	2.250%	01/14/20	300,000	300,018
SunTrust Bank	3.525%	10/26/21	900,000	910,861
Wells Fargo & Co.	2.400%	01/15/20	1,750,000	1,750,255
				21,354,254
Basic Industry — 0.1%
PPG Industries, Inc. (c)	2.400%	08/15/24	700,000	706,376

64 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 4.9% continued
Capital Goods — 0.0% (d)
Welbilt, Inc.	9.500%	02/15/24	$100,000	$106,000
Zekelman Industries, Inc. (a)	9.875%	06/15/23	200,000	210,250
				316,250
Communications — 0.3%
American Tower Corp.	2.250%	01/15/22	250,000	250,713
British Telecommunications plc	4.500%	12/04/23	500,000	537,893
Cogent Communications, Inc. (a)	5.625%	04/15/21	200,000	201,750
Comcast Corp.	3.450%	10/01/21	900,000	926,183
Crown Castle International Corp.	2.250%	09/01/21	425,000	426,122
Twenty-First Century Fox, Inc. (a)	4.030%	01/25/24	450,000	479,455
				2,822,116
Consumer Cyclical — 0.6%
CCM Merger, Inc. (a)	6.000%	03/15/22	200,000	204,000
Fiat Chrysler Automobiles NV	4.500%	04/15/20	200,000	201,250
Ford Motor Credit Co. LLC	2.681%	01/09/20	200,000	200,015
Ford Motor Credit Co. LLC	5.596%	01/07/22	750,000	790,109
Ford Motor Credit Co. LLC (c)	5.584%	03/18/24	250,000	270,427
General Motors Financial Co., Inc.	3.200%	07/06/21	25,000	25,339
General Motors Financial Co., Inc.	4.200%	11/06/21	950,000	984,761
Toyota Motor Credit Corp (3MO LIBOR + 54) (b)	2.567%	01/08/21	1,000,000	1,004,090
Toyota Motor Credit Corp.	1.950%	04/17/20	425,000	424,990
Volkswagen AG (a)	3.875%	11/13/20	500,000	508,138
				4,613,119
Consumer Non-Cyclical — 0.2%
Amgen, Inc.	2.650%	05/11/22	860,000	872,772
Zoetis, Inc.	3.250%	08/20/21	450,000	458,222
				1,330,994

	Coupon	Maturity	Shares / Par Value	Fair Value
Electric — 0.1%
WEC Energy Group, Inc.	3.375%	06/15/21	$950,000	$968,971
Energy — 0.3%
Aker BP ASA (a)	6.000%	07/01/22	500,000	513,750
Aker BP ASA (a)	4.750%	06/15/24	350,000	363,125
Energy Transfer Operating LP	4.500%	04/15/24	925,000	984,011
Welltec A/S (a)	9.500%	12/01/22	200,000	198,000
				2,058,886
Finance Companies — 0.1%
Credit Acceptance Corp.	7.375%	03/15/23	200,000	205,250
Nationstar Mortgage / Capital Corp.	6.500%	07/01/21	491,000	492,228
Nationstar Mortgage / Capital Corp.	6.500%	06/01/22	100,000	100,067
				797,545
Insurance — 0.4%
Jackson National Life Global Funding (3MO LIBOR + 48) (a)(b)	2.368%	06/11/21	950,000	953,526
Jackson National Life Global Funding (a)	2.100%	10/25/21	200,000	200,438
Met Life Global Funding I (3MO LIBOR + 40) (a)(b)	2.287%	06/12/20	1,000,000	1,001,511
Met Life Global Funding I (a)	3.375%	01/11/22	500,000	513,866
Principal Life Global Funding II (a)	2.375%	11/21/21	400,000	402,152
				3,071,493
Leisure — 0.0% (d)
Jack Ohio Finance, LLC (a)	6.750%	11/15/21	64,000	65,280
Services — 0.1%
Stericycle, Inc. (a)	5.375%	07/15/24	500,000	525,000
Technology — 0.1%
Dell International LLC (a)	4.000%	07/15/24	500,000	523,419

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 65

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 4.9% continued
Transportation — 0.0% (d)
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	$59,711	$60,195
U.S. Airways Pass-Through Trust, Series 2012-2, Class B	6.750%	12/03/22	134,837	141,524
United Airlines Pass-Through Trust, Series 2013-1, Class B	5.375%	02/15/23	81,130	84,015
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	01/02/24	115,752	122,908
				408,642
Total Corporate Credit				$39,562,345
Securitized — 84.2%
ABS-Other — 13.7%
Access Point Financial, Inc., Series 2017-A, Class C (a)	5.820%	04/15/29	4,750,000	4,837,917
Access Point Financial, Inc., Series 2017-A, Class D (a)	6.000%	04/15/29	5,000,000	5,094,129
BXG Receivables Note Trust, Series 2012-A, Class B (a)	3.990%	12/02/27	310,974	310,951
Credibly Asset Securitization LLC, Pool #FN 252409, Series 2018-1A, Class A (a)	4.800%	11/15/23	2,000,000	2,038,479
Diamond Resorts Owner Trust, Series 2019-1A, Class B (a)	3.530%	02/20/32	1,104,990	1,103,687
FMC GMSR Issuer Trust, Series 2019-GT2, Class A (a)	4.230%	09/25/24	5,000,000	4,956,172
FORA Financial Asset Securitization LLC, Series 2019-1, Class A (a)	4.018%	10/15/24	5,000,000	5,059,658

	Coupon	Maturity	Shares / Par Value	Fair Value
ABS-Other — 13.7% continued
FORA Financial Asset Securitization LLC, Series 2019-1, Class C (a)	6.269%	10/15/24	$835,000	$842,393
Gold Key Resorts LLC, Series 2014-A, Class A (a)	3.220%	03/17/31	127,963	128,030
Helios Issuer LLC, Series 2019-AA, Class A (a)	3.750%	06/20/46	2,120,852	2,123,284
Hero Funding Trust, Series 2016-3B, Class B (a)	5.240%	09/20/42	280,254	284,400
Hero Funding Trust, Series 2016-1R, Class A1 (a)	4.500%	09/21/42	471,862	470,829
Hero Funding Trust, Series 2016-4B, Class B (a)	4.990%	09/20/47	847,624	859,206
Kabbage Funding LLC, Series 2019-1, Class A (a)	3.825%	03/15/24	8,500,000	8,592,919
Kabbage Funding LLC, Series 2019-1, Class C (a)	4.611%	03/15/24	2,400,000	2,427,448
Kabbage Funding LLC, Series 2019-1, Class D (a)	5.688%	03/15/24	1,550,000	1,568,600
LTCG Securitization, Series 2018-A, Class A (a)	4.590%	06/15/48	1,453,087	1,464,257
MarketPlace Loan Trust, Series 2017-BS1, Class A (a)(b)	3.500%	01/18/22	266,943	266,988
Mosaic Solar Loans LLC, Series 2017-2A, Class A (a)	3.820%	06/22/43	1,665,227	1,694,746
Mosaic Solar Loans LLC, Series 2017-2A, Class B (a)	4.770%	06/22/43	828,832	847,820
Mosaic Solar Loans LLC, Series 2017-2A, Class D (PO) (a)	0.000%	06/22/43	2,557,305	2,398,103
Nationstar HECM Loan Trust, Series 2019-1A, Class A (a)	2.651%	06/25/29	962,941	963,353

66 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
ABS-Other — 13.7% continued
Newtek Small Business Loan Trust, Series 2018-1, Class B (1MO LIBOR + 300) (a)(b)	4.792%	02/25/44	$2,873,939	$2,896,966
Newtek Small Business Loan Trust, Series 2019-01, Class A (1MO LIBOR + 165) (a)(b)	3.442%	12/25/44	3,810,703	3,810,699
NFAS LLC, Series 2019-1, Class A (a)	4.172%	08/15/24	3,000,000	3,018,495
Octane Receivables Trust, Series 2019-1A, Class A (a)	3.160%	09/20/23	4,500,000	4,496,526
Ocwen Master Advance Receivables, Series 2019-T1, Class DT1 (a)	3.107%	08/15/50	1,350,000	1,353,683
Ocwen Master Advance Receivables, Series 2019-T1, Class ET1 (a)	4.436%	08/15/50	1,250,000	1,253,304
Ocwen Master Advance Receivables, Series 2019-T2, Class ET2 (a)	4.322%	08/15/51	1,700,000	1,707,933
OnDeck Asset Securitization Trust, Series 2018-1A, Class B (a)	4.020%	04/18/22	1,400,000	1,401,474
OnDeck Asset Securitization Trust, Series 2019-1A, Class D (a)	4.020%	11/18/24	5,650,000	5,666,385
OnDeck Asset Securitization Trust, Series 2019-1A, Class E (a)	5.150%	11/18/24	3,950,000	3,962,245
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A (1MO LIBOR + 285) (a)(b)	4.642%	02/25/23	2,000,000	2,011,800
Renew Financial LLC, Series 2017-1A, Class B (a)(b)	5.750%	09/20/52	1,036,332	1,032,280
SFS Asset Securitization LLC, Series 2019-1, Class A (a)	4.238%	06/10/25	4,250,000	4,260,602

	Coupon	Maturity	Shares / Par Value	Fair Value
ABS-Other — 13.7% continued
SFS Asset Securitization LLC, Series 2019-1, Class B (a)	5.023%	06/10/25	$2,000,000	$2,004,882
SFS Asset Securitization LLC, Series 2019-1, Class C (a)	6.390%	06/10/25	746,000	747,740
Small Business Lending Trust, Series 2019-A, Class A (a)	2.850%	07/15/26	1,893,047	1,893,094
Small Business Lending Trust, Series 2019-A, Class C (a)	4.310%	07/15/26	4,700,000	4,700,398
Small Business Lending Trust, Series 2019-A, Class D (a)	6.300%	07/15/26	5,000,000	5,041,019
TES LLC, Series 2017-1A, Class A (a)	4.330%	10/20/47	4,356,608	4,338,845
TES LLC, Series 2017-1A, Class B (a)	7.740%	10/20/47	2,000,000	1,988,270
Westgate Resorts, Series 2016-1A, Class A (a)	3.500%	12/20/28	696,085	698,154
Westgate Resorts, Series 2018-1A, Class B (a)	3.580%	12/20/31	1,316,193	1,329,733
Westgate Resorts, Series 2018-1A, Class C (a)	4.100%	12/20/31	3,140,914	3,171,565
				111,119,461
Agency CMBS — 0.5%
FNMA, Pool #FN AE0834 (b)	4.135%	01/01/21	116,325	118,337
FNMA, Series 2019-M21, Class 1A1	1.950%	04/25/28	3,960,119	3,902,507
				4,020,844
Agency MBS CMO — 1.9%
FHLMC, Series 2814, Class PH	6.000%	06/15/34	243,172	275,927
FHLMC, Series 2979, Class FP (1MO LIBOR + 45) (b)	2.190%	05/15/35	470,917	466,452
FHLMC, Series 3121, Class FM (1MO LIBOR + 40) (b)	2.140%	03/15/36	443,398	442,604

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 67

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Agency MBS CMO — 1.9% continued
FHLMC, Series 4613, Class AF (1MO LIBOR + 110) (b)	2.840%	11/15/37	$899,727	$915,450
FHLMC, Series 4085, Class FB (1MO LIBOR+40) (b)	2.140%	01/15/39	441,638	443,744
FHLMC, Series 4095, Class FB (1MO LIBOR +40) (b)	2.140%	04/15/39	206,643	207,600
FHLMC, Series 3925, Class FL (1MO LIBOR + 45) (b)	2.190%	01/15/41	412,811	414,000
FHLMC, Series 3895, Class BF (1MO LIBOR + 50) (b)	2.240%	07/15/41	435,418	433,985
FHLMC, Series 4314, Class PF (1MO LIBOR + 40) (b)	2.140%	07/15/43	397,262	396,835
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	29,694	31,765
FNMA, Series 2012-3, Class EA	3.500%	10/25/29	60,512	60,721
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	254,544	288,361
FNMA, Series 2003-131, Class CH	5.500%	01/25/34	76,750	85,732
FNMA, Series 2006-9, Class KZ	6.000%	03/25/36	210,046	235,894
FNMA, Series 2006-56, Class DC (1MO LIBOR + 65) (b)	2.442%	07/25/36	1,038,404	1,042,169
FNMA, Series 2006-108, Class FD (1MO LIBOR + 38) (b)	2.172%	11/25/36	413,273	412,019
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	361,227	389,697
FNMA, Series 2010-136, Class FA (1MO LIBOR + 50) (b)	2.292%	12/25/40	435,212	434,601
FNMA, Series 2011-86, Class KF (1MO LIBOR +55) (b)	2.342%	09/25/41	621,236	623,857

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency MBS CMO — 1.9% continued
FNMA, Series 2012-9, Class FC (1MO LIBOR + 40) (b)	2.192%	02/25/42	$290,913	$290,312
FNMA, Series 2012-33, Class F (1MO LIBOR + 52) (b)	2.312%	04/25/42	272,050	271,919
GNMA, Series 2007-18, Class FD (1MO LIBOR + 30) (b)	2.065%	04/20/37	668,732	667,260
GNMA, Series 2008-16, Class FC (1MO LIBOR + 50) (b)	2.265%	02/20/38	542,770	543,644
GNMA, Series 2011-18, Class NA	4.000%	05/20/39	4,818	4,821
GNMA, Series 2012-149, Class GF (1MO LIBOR + 30) (b)	2.065%	12/20/42	308,318	304,917
GNMA, Series 2012-H29, Class SA (1MO LIBOR + 51.5) (b)	2.289%	10/20/62	712,472	711,649
GNMA, Series 2012-H23, Class SA (1MO LIBOR + 53)(b)	2.304%	10/20/62	621,428	625,561
GNMA, Series 2017-H18, Class FE (1MO LIBOR + 20) (b)	1.974%	06/20/63	143,094	142,809
GNMA, Series 2015-H09, Class FA (1MO LIBOR + 62) (b)	2.394%	04/20/65	665,819	665,305
GNMA, Series 2015-H15, Class FC (1MO LIBOR + 58) (b)	2.354%	06/20/65	1,249,049	1,246,160
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (b)	3.130%	05/20/66	125,285	125,238
GNMA, Series 2017-H11, Class FP (1MO LIBOR + 22) (b)	1.994%	04/20/67	1,959,868	1,956,243

68 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Agency MBS CMO — 1.9% continued
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	$93,889	$103,900
				15,261,151
Agency MBS CMO Derivatives — 0.9%
FHLMC, Series 3994, Class EI (IO)	3.000%	02/15/22	808,298	18,194
FHLMC, Series 3874, Class KI (IO)	4.500%	08/15/25	536,433	10,231
FHLMC, Series 3946, Class SB (IO) (-1*1MO LIBOR + 675) (b)	5.010%	10/15/26	301,630	31,780
FHLMC, Series 237, Class S14 (IO) (-1*1MO LIBOR + 660) (b)	4.860%	05/15/36	1,025,972	191,628
FNMA, Series 2011-75, Class MI (IO)	3.500%	08/25/26	578,469	36,853
FNMA, Series 2012-148, Class IA (IO)	4.000%	01/25/28	4,641,768	439,768
FNMA, Series 301, Class I (PO)	0.000%	04/25/29	398,428	367,274
FNMA, Series 348, Class II (IO)	6.000%	01/25/34	922,609	219,057
FNMA, Series 2013-120, Class JI (IO)	4.000%	02/25/40	12,314,682	647,156
FNMA, Series 2010-44, Class CS (IO) (-1*1MO LIBOR + 655) (b)	4.758%	05/25/40	1,023,117	128,197
FNMA, Series 2011-14, Class PI (IO)	5.000%	06/25/40	514,093	37,362
FNMA, Series 2014-45, Class IO (IO)	4.000%	08/25/44	1,132,713	126,629
GNMA, Series 2013-124, Class ST (-1.333 X 1MO LIBOR + 880) (b)	6.447%	08/20/39	827,738	850,511
GNMA, Series 2011-145, Class QI (IO)	5.000%	11/16/41	1,523,562	258,278
GNMA, Series 2014-141, Class IE (IO)	4.000%	08/20/43	3,992,611	237,445
GNMA, Series 2010-H01, Class CI (IO) (b)	2.217%	01/20/60	1,699,260	159,372

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency MBS CMO Derivatives — 0.9% continued
GNMA, Series 2012-H02, Class AI (IO) (b)	1.886%	01/20/62	$2,416,283	$120,396
GNMA, Series 2013-H13, Class T1 (IO) (b)	0.474%	05/20/63	37,769,095	578,600
GNMA, Series 2016-H20, Class GI (IO) (b)	0.103%	08/20/66	42,282,868	436,042
GNMA, Series 2017-H11, Class PI (IO) (b)	2.152%	04/20/67	10,599,070	145,272
GNMA, Series 2017-H22, Class ID (IO) (b)	2.139%	11/20/67	1,836,069	38,995
GNMA, Series 2018-H08, Class NI (IO) (b)	0.506%	05/20/68	20,882,990	483,416
GNMA, Series 2019-H04, Class IO (IO) (b)	1.469%	03/20/69	44,652,222	1,544,199
				7,106,655
Agency MBS Passthrough — 0.1%
FHLMC, Pool #FG G60257	5.500%	06/01/41	845,772	949,777
Auto Loan — 16.7%
ACC Trust, Series 2018-1, Class A (a)	3.700%	12/21/20	76,011	76,061
ACC Trust, Series 2019-1, Class A (a)	3.750%	05/20/22	838,348	842,852
ACC Trust, Series 2019-2, Class A (a)	2.820%	02/21/23	2,740,797	2,745,117
American Credit Acceptance Receivables Trust, Series 2017-1, Class D (a)	3.540%	03/13/23	1,283,035	1,291,971
American Credit Acceptance Receivables Trust, Series 2017-1, Class E (a)	5.440%	03/13/24	2,900,000	2,958,483
American Credit Acceptance Receivables Trust, Series 2018-3, Class D (a)	4.140%	10/15/24	3,900,000	3,974,284
American Credit Acceptance Receivables Trust, Series 2019-3, Class F (a)	5.420%	05/12/26	1,000,000	998,674

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 69

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Auto Loan — 16.7% continued
Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1, Class A (a)	2.990%	07/15/24	$1,287,524	$1,285,210
Avid Automobile Receivables Trust, Series 2019-1, Class E (a)	6.760%	05/17/27	2,500,000	2,489,685
Bank of the West Auto Trust, Series 2017-1, Class B (a)	2.620%	11/15/23	400,000	400,834
California Republic Auto Receivables Trust, Series 2015-4, Class C (a)	4.230%	09/15/22	85,000	85,324
CarNow Auto Receivables Trust, Series 2018-1A, Class A (a)	3.610%	10/15/21	1,160,037	1,162,357
CarNow Auto Receivables Trust, Series 2018-1A, Class B (a)	4.260%	09/15/23	5,000,000	5,048,896
CarNow Auto Receivables Trust, Series 2017-1A, Class C (a)	5.750%	10/16/23	4,000,000	4,047,999
CarNow Auto Receivables Trust, Series 2019-1A, Class C (a)	3.360%	06/17/24	4,500,000	4,486,404
Carvana Auto Receivable Trust, Series 2019-3A, Class A2 (a)	2.420%	04/15/22	4,200,000	4,201,719
Carvana Auto Receivable Trust, Series 2019-2A, Class D (a)	3.280%	01/15/25	4,300,000	4,336,620
Carvana Auto Receivable Trust, Series 2019-3A, Class D (a)	3.040%	04/15/25	2,190,000	2,182,658
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (a)	3.040%	04/15/30	3,161,279	3,196,665
CIG Auto Receivables Trust, Series 2017-1A, Class C (a)	5.330%	12/16/24	1,600,000	1,610,638

	Coupon	Maturity	Shares / Par Value	Fair Value
Auto Loan — 16.7% continued
CPS Auto Trust, Series 2018-C, Class D (a)	4.400%	06/17/24	$850,000	$875,502
CPS Auto Trust, Series 2019-A, Class D (a)	4.350%	12/16/24	1,400,000	1,445,491
CPS Auto Trust, Series 2019-B, Class D (a)	3.690%	03/17/25	4,900,000	4,972,768
Drive Auto Receivables Trust, Series 2016-CA, Class D (a)	4.180%	03/15/24	1,328,488	1,344,501
Exeter Automobile Receivables Trust, Series 2016-3A, Class D (a)	6.400%	07/17/23	3,750,000	3,906,920
Flagship Credit Auto Trust, Series 2015-2, Class D (a)	5.980%	08/15/22	2,140,000	2,151,890
Flagship Credit Auto Trust, Series 2015-3, Class D (a)	7.120%	11/15/22	2,500,000	2,561,056
GLS Auto Receivables Trust, Series 2019-3A, Class C (a)	2.960%	05/15/25	4,500,000	4,506,418
GLS Auto Receivables Trust, Series 2019-4A, Class C (a)	3.060%	08/15/25	4,000,000	4,004,085
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (a)	5.800%	04/10/31	900,000	907,791
Hertz Fleet Lease Funding LP, Series 2018-1, Class E (a)	5.550%	05/10/32	2,750,000	2,814,550
Hertz Fleet Lease Funding LP, Series 2019-1, Class E (a)	4.620%	01/10/33	3,400,000	3,433,069
Navistar Financial Dealer Note Master Trust, Series 2018-1, Class D (1MO LIBOR + 155) (a)(b)	3.342%	09/25/23	2,191,000	2,194,214
Navistar Financial Dealer Note Master Trust, Series 2019-1, Class D (1MO LIBOR + 145) (a)(b)	3.242%	05/28/24	1,200,000	1,200,930

70 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Auto Loan — 16.7% continued
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (1MO LIBOR + 64) (a)(b)	2.380%	02/15/23	$4,175,000	$4,185,265
NextGear Floorplan Master Owner Trust, Series 2019-1A, Class A1 (1MO LIBOR + 65) (a)(b)	2.390%	02/15/24	2,000,000	2,003,312
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class D (a)	3.420%	10/15/24	1,500,000	1,509,521
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class E (a)	4.740%	11/14/25	3,050,000	3,088,649
OSCAR US Funding Trust, Series 2018-1A, Class A2B (1MO LIBOR + 49) (a)(b)	2.205%	04/12/21	642,819	642,924
OSCAR US Funding Trust, Series 2017-1A, Class A3 (a)(b)	2.820%	06/10/21	859,967	860,951
OSCAR US Funding Trust, Series 2018-2A, Class A2A (a)	3.150%	08/10/21	1,136,905	1,139,680
OSCAR US Funding Trust, Series 2019-2A, Class A2 (a)	2.490%	08/10/22	1,000,000	1,001,623
Prestige Auto Receivables Trust, Series 2016-1A, Class D (a)	5.150%	11/15/21	400,000	406,152
Skopos Auto Receivables Trust, Series 2019-1A, Class A (a)	2.900%	12/15/22	2,436,837	2,440,723
Skopos Auto Receivables Trust, Series 2018-1A, Class C (a)(b)	4.770%	04/17/23	3,000,000	3,032,718
Skopos Auto Receivables Trust, Series 2019-1A, Class B (a)	3.430%	09/15/23	6,000,000	5,994,151

	Coupon	Maturity	Shares / Par Value	Fair Value
Auto Loan — 16.7% continued
Skopos Auto Receivables Trust, Series 2019-1A, Class D (a)	5.240%	04/15/25	$680,000	$676,893
Tesla Auto Lease Trust, Series 2018-A, Class E (a)(b)	4.940%	03/22/21	7,350,000	7,386,599
Tesla Auto Lease Trust, Series 2018-B, Class D (a)	5.290%	11/22/21	3,550,000	3,662,657
Tesla Auto Lease Trust, Series 2018-B, Class E (a)	7.870%	06/20/22	2,000,000	2,088,821
Tesla Auto Lease Trust, Series 2019-A, Class E (a)	5.480%	05/22/23	2,580,000	2,588,284
United Auto Credit Securitization Trust, Series 2018-2, Class D (a)	4.260%	05/10/23	2,800,000	2,836,541
United Auto Credit Securitization Trust, Series 2019-1, Class D (a)	3.470%	08/12/24	4,500,000	4,545,995
Veros Auto Receivables Trust, Series 2018-1, Class A (a)	3.630%	05/15/23	886,707	888,811
				134,721,906
Consumer — 21.8%
Avant Loans Funding Trust, Series 2019-A, Class A (a)	3.480%	07/15/22	2,390,981	2,399,666
Consumer Lending Receivables Trust, Series 2019-A, Class A (a)	3.520%	04/15/26	1,055,364	1,060,562
Consumer Lending Receivables Trust, Series 2019-A, Class CERT (a)	0.000%	04/15/26	150,000	3,442,485
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class B (a)	3.560%	09/15/23	179,248	179,280
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (a)	5.020%	09/15/23	2,000,000	2,014,074

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 71

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Consumer — 21.8% continued
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class C (a)(b)	4.870%	01/16/24	$2,560,644	$2,570,715
Consumer Loan Underlying Bond Credit Trust, Series 2018-NP1, Class C (a)(b)	4.740%	05/15/24	1,143,815	1,149,225
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class A (a)	3.820%	01/15/26	1,391,201	1,403,042
Consumer Loan Underlying Bond Credit Trust, Series 2019-P1, Class A (a)	2.940%	07/15/26	1,042,993	1,046,864
Consumer Loan Underlying Bond Credit Trust, Series 2019-HP1, Class B (a)	3.480%	12/15/26	5,000,000	4,990,018
Consumer Loan Underlying Bond Credit Trust, Series 2019-HP1, Class C (a)	4.700%	12/15/26	1,565,000	1,560,286
Freedom Financial, Series 2018-1, Class A (a)	3.610%	07/18/24	1,564,521	1,571,327
Freedom Financial, Series 2018-1, Class B (a)	4.560%	07/18/24	5,400,000	5,489,468
Freedom Financial, Series 2018-2, Class A (a)	3.990%	10/20/25	2,257,050	2,272,598
Freedom Financial, Series 2018-2, Class C (a)	5.880%	10/20/25	3,000,000	3,066,001
Freedom Financial, Series 2019-1, Class A (a)	3.420%	06/18/26	1,552,511	1,558,854
Freedom Financial, Series 2019-1, Class B (a)	3.870%	06/18/26	3,300,000	3,341,882
Freedom Financial, Series 2019-2, Class C (a)	4.860%	11/18/26	4,500,000	4,483,055

	Coupon	Maturity	Shares / Par Value	Fair Value
Consumer — 21.8% continued
LendingPoint Asset Securitization Trust, Series 2019-1, Class A (a)	3.154%	08/15/25	$5,065,189	$5,073,109
LendingPoint Asset Securitization Trust, Series 2019-1, Class B (a)	3.613%	08/15/25	1,500,000	1,496,815
LendingPoint Asset Securitization Trust, Series 2019-1, Class C (a)	4.504%	08/15/25	2,000,000	1,992,083
LendingPoint Asset Securitization Trust, Series 2019-2, Class A (a)	3.071%	11/10/25	7,368,969	7,366,604
LendingPoint Asset Securitization Trust, Series 2019-2, Class C (a)	4.660%	11/10/25	3,700,000	3,688,742
LL ABS Trust, Series 2019-1A, Class A (a)	2.870%	03/15/27	4,200,000	4,199,646
LL ABS Trust, Series 2019-1A, Class B (a)	3.520%	03/15/27	2,950,000	2,950,937
LL ABS Trust, Series 2019-1A, Class C (a)	5.070%	03/15/27	4,500,000	4,508,046
Mariner Finance Issuance Trust, Series 2018-AA, Class C (a)	5.110%	11/20/30	2,750,000	2,836,471
Mariner Finance Issuance Trust, Series 2018-AA, Class D (a)	6.570%	11/20/30	4,725,000	4,882,276
Marlette Funding Trust, Series 2017-2A, Class B (a)	3.190%	07/15/24	26,836	26,841
Marlette Funding Trust, Series 2018-1A, Class C (a)	3.690%	03/15/28	814,000	819,144
Oportun Funding LLC, Series 2018-C, Class D (a)	6.790%	10/08/24	3,972,000	4,083,023
Oportun Funding LLC, Series 2018-D, Class B (a)	4.830%	12/09/24	2,900,000	2,957,512
Oportun Funding LLC, Series 2018-D, Class D (a)	7.170%	12/09/24	4,000,000	4,074,730
Oportun Funding VI LLC, Series 2017-A, Class B (a)	3.970%	06/08/23	2,500,000	2,501,480

72 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Consumer — 21.8% continued
Oportun Funding VII LLC, Series 2017-B, Class B (a)	4.260%	10/10/23	$2,500,000	$2,515,934
Prosper Marketplace Issuance Trust, Series 2019-1A, Class A (a)	3.540%	04/15/25	498,442	500,178
Prosper Marketplace Issuance Trust, Series 2019-1A, Class B (a)	4.030%	04/15/25	1,750,000	1,767,438
Prosper Marketplace Issuance Trust, Series 2019-3A, Class A (a)	3.190%	07/15/25	3,584,115	3,602,116
Prosper Marketplace Issuance Trust, Series 2019-3A, Class B (a)	3.590%	07/15/25	7,600,000	7,640,169
Prosper Marketplace Issuance Trust, Series 2019-3A, Class CERT (a)	0.000%	07/15/25	81,061,702	3,096,557
Prosper Marketplace Issuance Trust, Series 2019-4A, Class B (a)	3.200%	02/17/26	4,500,000	4,492,824
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C (a)	4.950%	02/17/26	6,886,000	6,873,187
Purchasing Power Funding, Series 2018-A, Class B (a)	3.580%	08/15/22	3,000,000	3,003,047
Purchasing Power Funding, Series 2018-A, Class C (a)	3.780%	08/15/22	1,400,000	1,401,278
Purchasing Power Funding, Series 2018-A, Class D (a)	4.660%	08/15/22	1,000,000	1,000,772
Regional Management Issuance Trust, Series 2019-1, Class C (a)	4.110%	11/15/28	2,000,000	1,993,426

	Coupon	Maturity	Shares / Par Value	Fair Value
Consumer — 21.8% continued
Republic Finance Issuance Trust, Series 2019-A, Class A (a)	3.430%	11/22/27	$4,250,000	$4,241,125
Upgrade Master Pass-Thru Trust, Series 2019-ST1, Class A (a)	4.000%	07/15/25	4,723,200	4,744,461
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A (a)	3.750%	11/15/25	2,780,435	2,781,425
Upgrade Receivables Trust, Series 2018-1A, Class A (a)	3.760%	11/15/24	1,551,127	1,554,528
Upgrade Receivables Trust, Series 2019-1A, Class A (a)	3.480%	03/15/25	1,161,920	1,165,000
Upgrade Receivables Trust, Series 2019-1A, Class B (a)	4.090%	03/15/25	2,650,000	2,666,382
Upstart Securitization Trust, Series 2019-1, Class B (a)	4.190%	04/20/26	2,900,000	2,922,768
Upstart Securitization Trust, Series 2019-2, Class A (a)	2.897%	09/20/29	4,446,788	4,458,912
Upstart Securitization Trust, Series 2019-2, Class B (a)	3.734%	09/20/29	9,050,000	9,042,917
Upstart Securitization Trust, Series 2019-2, Class C (a)	4.783%	09/20/29	5,587,000	5,476,383
Upstart Securitization Trust, Series 2019-3, Class B (a)	3.829%	01/21/30	2,450,000	2,450,167
				176,447,855
Credit Cards — 3.1%
Continental Credit Card LLC, Series 2019-1A, Class A (a)	3.830%	08/15/26	5,000,000	5,034,102

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 73

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Credit Cards — 3.1% continued
Continental Credit Card LLC, Series 2019-1A, Class B (a)	4.950%	08/15/26	$2,600,000	$2,619,404
Fortiva Retail Credit Master Note, Series 2018-1, Class A (a)	5.540%	11/15/23	10,850,000	11,050,765
Fortiva Retail Credit Master Note, Series 2018-1, Class C (a)	7.730%	11/15/23	2,750,000	2,829,572
Genesis Sales Finance Master Trust, Series 2019-AA, Class A (a)	4.680%	08/20/23	1,200,000	1,221,417
Genesis Sales Finance Master Trust, Series 2019-AA, Class C (a)	6.880%	08/20/23	1,700,000	1,723,706
Genesis Sales Finance Master Trust, Series 2019-AA, Class D (a)	9.540%	08/20/23	1,000,000	1,018,915
				25,497,881
Equipment — 5.7%
Ascentium Equipment Receivables Trust, Series 2016-2A, Class E (a)	6.790%	10/10/24	900,000	913,418
Business Jet Securities LLC, Series 2018-1, Class A (a)(b)	4.335%	02/15/33	4,551,159	4,599,909
Business Jet Securities LLC, Series 2018-1, Class B (a)(b)	6.048%	02/15/33	903,062	927,933
Business Jet Securities LLC, Series 2018-2, Class A (a)	4.447%	06/15/33	3,938,896	3,996,250
Business Jet Securities LLC, Series 2018-2, Class B (a)	5.437%	06/15/33	4,667,677	4,730,785
Business Jet Securities LLC, Pool #2019-1, Series 2019-1, Class B (a)	5.193%	07/15/34	1,188,319	1,203,696

	Coupon	Maturity	Shares / Par Value	Fair Value
Equipment — 5.7% continued
Business Jet Securities LLC, Pool #2019-1, Series 2019-1, Class C (a)	6.948%	07/15/34	$6,401,967	$6,434,873
CAL Funding Ltd., Series 2018-2A, Class B (a)	5.220%	09/25/43	3,500,000	3,598,582
CCG Receivables Trust, Series 2018-2, Class C (a)	3.870%	12/15/25	2,395,000	2,457,102
CLI Funding LLC, Series 2017-1A, Class A (a)	3.620%	05/18/42	2,749,425	2,729,591
Global SC Finance II SRL, Series 2013-1A, Class A (a)	2.980%	04/17/28	416,667	416,236
Global SC Finance SRL, Series 2014-1A, Class A2 (a)	3.090%	07/17/29	1,031,250	1,029,725
HPEFS Equipment Trust, Series 2019-1A, Class A2 (a)	2.190%	09/20/29	1,475,000	1,476,228
Pawnee Equipment Receivables, Series 2019-1, Class A1 (a)	2.294%	10/15/20	7,048,762	7,050,677
SCF Equipment Trust LLC, Series 2017-1A, Class A (a)	3.770%	01/20/23	2,358,791	2,370,940
TAL Advantage LLC, Series 2014-3A, Class A (a)	3.270%	11/21/39	2,010,917	2,010,965
				45,946,910
Non Agency CMBS — 13.2%
A10 Securitization, Series 2017-1A, Class C (a)	4.050%	03/15/36	5,750,000	5,798,875
A10 Securitization, Series 2017-1A, Class D (a)	4.700%	03/15/36	3,250,000	3,261,797
AREIT Trust, Series 2018-CRE1, Class B (1MO LIBOR + 165) (a)(b)(e)	3.390%	02/14/35	900,000	899,717
B2R Mortgage Trust, Series 2015-2, Class A (a)	3.336%	11/15/48	68,181	68,376

74 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Non Agency CMBS — 13.2% continued
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (a)(b)	4.115%	08/15/32	$4,750,000	$4,783,829
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A (1MO LIBOR + 85) (a)(b)	2.590%	01/15/33	2,182,919	2,180,934
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (a)(b)	7.156%	11/15/33	3,220,966	3,220,500
BTH Mortgage-Backed Securities Trust, Series 2018-13, Class A (1MO LIBOR + 250) (a)(b)	4.209%	08/01/21	4,000,000	4,004,429
BXT Trust, Series 2018-EXCL, Class A (1MO LIBOR + 1088) (a)(b)	2.727%	09/15/20	5,353,585	5,341,823
BXT Trust, Series 2018-GW, Class A (1MO LIBOR + 80) (a)(b)	2.540%	05/15/34	5,000,000	4,984,521
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (1MO LIBOR + 225) (a)(b)	3.990%	11/15/36	4,900,000	4,903,002
Exantas Capital Corp., Series 2019-RS07, Class AS (1MO LIBOR + 150) (a)(b)(e)	3.262%	04/15/36	3,900,000	3,899,988
FREMF Mortgage Trust, Series 2019-K735, Class B (a)(b)	4.157%	05/25/26	750,000	779,153
Invitation Homes Trust, Series 2017-SFR2, Class D (1MO LIBOR + 180) (a)(b)	3.537%	12/17/36	2,995,604	2,999,865

	Coupon	Maturity	Shares / Par Value	Fair Value
Non Agency CMBS — 13.2% continued
Invitation Homes Trust, Series 2018-SFR1, Class B (1MO LIBOR + 95) (a)(b)	2.712%	03/17/37	$1,700,000	$1,684,162
Invitation Homes Trust, Series 2018-SFR1, Class E (1MO LIBOR + 200) (a)(b)	3.763%	03/17/37	2,599,645	2,602,132
Invitation Homes Trust, Series 2018-SFR2, Class E (1MO LIBOR + 200) (a)(b)	3.765%	06/17/37	3,500,000	3,508,706
Invitation Homes Trust, Series 2018-SFR3, Class D (1MO LIBOR + 165) (a)(b)	3.413%	07/17/37	2,850,000	2,859,759
Invitation Homes Trust, Series 2018-SFR3, Class E (1MO LIBOR + 200) (a)(b)	3.763%	07/17/37	3,500,000	3,510,960
KKR Real Estate Finance Trust, Inc., Series 2018-FL1, Class A (1MO LIBOR + 110) (a)(b)(e)	2.737%	06/15/36	3,500,000	3,505,460
Multi Family Connecticut Avenue, Series 2019-01, Class B10 (1MO LIBOR + 550) (a)(b)	7.292%	10/15/49	1,500,000	1,560,104
Multi Family Connecticut Avenue, Series 2019-01, Class M10 (1MO LIBOR + 325) (a)(b)	5.042%	10/15/49	500,000	520,946
Multi Family Housing Mortgage Loan, Series 2019-FL2, Class C (1MO LIBOR + 200) (a)(b)(e)	3.792%	12/25/34	3,500,000	3,503,648
PFP III, Series 2019-5, Class AS (1MO LIBOR + 142) (a)(b)(e)	3.160%	04/14/36	1,747,000	1,746,993

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 75

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Non Agency CMBS — 13.2% continued
Progress Residential Trust, Series 2015-SFR3, Class A (a)	3.067%	11/12/32	$98,694	$98,566
Progress Residential Trust, Series 2015-SFR3, Class D (a)	4.673%	11/12/32	135,000	134,845
Progress Residential Trust, Series 2019-SFR3, Class E (a)	3.369%	09/17/36	5,500,000	5,453,485
Progress Residential Trust, Series 2019-SFR3, Class F (a)	3.867%	09/17/36	2,000,000	1,991,691
ReadyCap Commercial Mortgage Trust, Series 2019-FL3, Class A (1MO LIBOR + 100) (a)(b)(e)	2.792%	03/25/34	5,415,000	5,403,591
ReadyCap Commercial Mortgage Trust, Series 2018-FL2, Class D (1MO LIBOR + 270) (a)(b)(e)	4.492%	06/25/35	6,600,000	6,583,170
Shelter Growth, Series 2019-FL2, Class AS (1MO LIBOR + 145) (a)(b)(e)	3.190%	05/15/36	3,899,604	3,898,395
TPG Real Estate Finance, Series 2019-FL3, Class A (1MO LIBOR + 115) (a)(b)(e)	2.890%	10/15/34	5,000,000	4,996,880
VMC Finance LLC, Series 2018-FL2, Class A (1MO LIBOR + 92) (a)(b)	2.657%	10/15/35	3,618,418	3,612,307
VMC Finance LLC, Series 2019-FL3, Class AS (1MO LIBOR + 140) (a)(b)	3.137%	09/15/36	1,478,072	1,478,771
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D (a)(b)	5.839%	02/15/44	665,000	676,934
				106,458,314

	Coupon	Maturity	Shares / Par Value	Fair Value
Non Agency MBS CMO — 5.2%
Antler Mortgage Trust, Series 2018-RTL1, Class A2 (a)	4.703%	07/25/22	$4,500,000	$4,500,802
Antler Mortgage Trust, Series 2018-RTL1, Class M (a)	7.385%	05/25/23	2,000,000	2,015,363
Arroyo Mortgage Trust, Series 2018-1, Class A1 (a)	3.763%	04/25/48	2,217,282	2,242,996
Arroyo Mortgage Trust, Series 2019-2, Class M1 (a)	4.760%	04/25/49	1,900,000	1,957,686
Cascade Funding Mortgage Trust, Series 2019-MH1, Class M (a)	5.339%	11/25/44	1,100,000	1,098,995
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A1 (a)	4.580%	06/25/48	4,101,289	4,093,847
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A2 (a)	5.875%	06/25/48	2,800,000	2,805,644
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A3 (b)	3.954%	08/25/34	7,678	7,628
COLT Funding LLC, Series 2019-1, Class A1 (a)	3.705%	03/25/49	999,279	1,004,815
Finance of America Structured Securities, Series 2018-HB1, Class M3 (a)	4.392%	09/25/28	2,750,000	2,750,731
LHFC Depositor LLC, Series 2019-RLT1, Class A2 (a)	4.948%	10/25/23	4,544,000	4,593,257
LHFC Depositor LLC, Series 2019-RLT1, Class M (a)	6.899%	10/25/23	2,750,000	2,747,298
Nationstar HECM Loan Trust, Series 2018-3A, Class M2 (a)	4.155%	11/25/28	9,900,000	10,016,503
RiverView HECM Trust, Series 2007-1, Class A (TREASURY 1Y + 50) (a)(b)	2.100%	05/25/47	120,643	92,499

76 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 84.2% continued
Non Agency MBS CMO — 5.2% continued
RMF Buyout Issuance Trust, Series 2018-1, Class M3 (a)	4.448%	11/25/28	$1,900,000	$1,898,961
				41,827,025
Student Loan — 1.4%
College Ave Student Loans, Series 2018-A, Class B (a)(b)	4.750%	12/26/47	1,900,000	1,974,379
College Ave Student Loans, Series 2018-A, Class C (a)(b)	5.500%	12/26/47	900,000	935,928
College Ave Student Loans, Series 2019-A, Class C (a)	4.460%	12/28/48	4,000,000	3,959,504
CommonBond Student Loan Trust, Series 2017-BGS, Class C (a)	4.440%	09/25/42	408,589	404,734
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a)	2.680%	07/25/35	224,489	224,866
Earnest Student Loan Program LLC, Series 2016-C, Class A1 (1MO LIBOR + 185) (a)(b)	3.642%	10/27/36	798,033	804,657
Earnest Student Loan Program LLC, Series 2016-D, Class R (a)	0.000%	01/25/41	5,000	132,993
Laurel Road Prime Student Loan, Series 2019-A, Class BFX (a)	3.000%	10/25/48	2,290,000	2,277,145
Social Professional Loan Program, Series 2016-D, Class A1 (1MO LIBOR + 95) (a)(b)	2.742%	01/25/39	476,790	478,695

	Coupon	Maturity	Shares / Par Value	Fair Value
Student Loan — 1.4% continued
Social Professional Loan Program, Series 2018-A, Class A1 (1MO LIBOR + 35) (a)(b)	2.142%	02/25/42	$459,820	$458,135
				11,651,036
Total Securitized				$681,008,815
Treasury — 6.6%
U.S. Treasury Notes (c)	1.375%	01/31/20	12,000,000	11,997,313
U.S. Treasury Notes (c)	1.500%	04/15/20	12,000,000	11,996,719
U.S. Treasury Notes	2.500%	06/30/20	15,000,000	15,063,281
U.S. Treasury Notes (c)	1.375%	08/31/20	14,000,000	13,976,207
Total Treasury				$53,033,520

	Shares	Fair Value
Registered Investment Companies — 9.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (f)	36,897,266	$36,900,956
State Street Navigator Securities Lending Portfolio I, 1.86% (f)(g)	38,637,375	38,637,375
Total Registered Investment Companies		$75,538,331
Total Investment Securities — 105.0%
(Cost $847,587,968)		$849,143,011
Liabilities in Excess of Other Assets — (5.0)%		(40,483,943)
Net Assets — 100.0%		$808,659,068

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 77

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2019

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2019 was $663,543,980, representing 82.1% of net assets.

(b)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2019. The benchmark on which the rate is calculated is shown parenthetically, if applicable. Certain variable rate securities are not based on a published rate and spread, but are determined by the issuer or agent and may be based on index changes, prepayment of underlying positions and/or other variables. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $38,613,433.
(d)	Percentage rounds to less than 0.1%.
(e)	Illiquid security as determined under procedures approved by the Board of Trustees. The total fair value of these securities as of December 31, 2019 was $34,437,842, representing 4.3% of net assets.
(f)	The rate shown is the 7-day effective yield as of December 31, 2019.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $38,637,375. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $959,045.

AG - Aktiengesellschaft

A/S - Aktieselskab

ASA - Allmennaksjeselskap

IO - Interest Only

LIBOR - London Interbank Offered Rate

NA - National Association

NV - Naamloze Vennotschap

plc - Public Limited Company

PO - Principal Only

UA - Uitgesloten Aansprakelijkheid

See accompanying Notes to Financial Statements.

Diamond Hill Core Bond Fund
Schedule of Investments
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.4%
Banking — 6.9%
Bank of America Corp.	2.881%	04/24/23	$100,000	$101,730
Bank of America Corp.	3.458%	03/15/25	425,000	443,650
Bank of America Corp. (a)	3.824%	01/20/28	100,000	107,549
Bank of New York Mellon Corp. (The), Series MTN	1.950%	08/23/22	175,000	175,296
Bank of New York Mellon Corp. (The)	3.000%	10/30/28	100,000	102,394
Branch Banking & Trust Co.	2.150%	12/06/24	250,000	249,364
Canadian Imperial Bank of Commerce	2.606%	07/22/23	100,000	101,041
Capital One Financial Corp.	3.750%	07/28/26	100,000	105,253
Capital One NA	2.150%	09/06/22	250,000	250,387
Citigroup, Inc.	3.352%	04/24/25	200,000	208,161
Citigroup, Inc.	3.300%	04/27/25	100,000	104,865
Citigroup, Inc. (3MO LIBOR + 125) (a)	3.349%	07/01/26	100,000	102,594
Citigroup, Inc.	4.125%	07/25/28	150,000	163,501
Citigroup, Inc.	2.976%	11/05/30	180,000	182,524
Citizens Financial Group (b)	2.850%	07/27/26	225,000	228,982
Comerica Bank, Series BKNT (b)	2.500%	07/23/24	250,000	252,995
Cooperatieve Rabobank UA (c)	2.625%	07/22/24	250,000	252,746
Discover Financial Services	4.100%	02/09/27	100,000	107,641
Fifth Third Bancorp	2.375%	01/28/25	275,000	275,180
Goldman Sachs Group, Inc.	2.625%	04/25/21	50,000	50,426
Goldman Sachs Group, Inc. (3MO LIBOR + 111) (a)	3.046%	04/26/22	50,000	50,502
Goldman Sachs Group, Inc.	3.500%	01/23/25	205,000	214,929
Goldman Sachs Group, Inc.	3.500%	11/16/26	350,000	367,848
Huntington Bancshares, Inc.	2.300%	01/14/22	100,000	100,510
Huntington Bancshares, Inc.	2.625%	08/06/24	125,000	126,726
JP Morgan Chase Bank NA	3.086%	04/26/21	250,000	250,845
JPMorgan Chase & Co. (3MO LIBOR + 100) (a)	3.001%	01/15/23	100,000	101,057

78 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.4% continued
Banking — 6.9% continued
JPMorgan Chase & Co.	4.023%	12/05/24	$200,000	$213,162
JPMorgan Chase & Co. (a)	3.782%	02/01/28	100,000	107,718
JPMorgan Chase & Co.	3.509%	01/23/29	100,000	106,156
JPMorgan Chase & Co.	2.739%	10/15/30	100,000	99,857
Key Bank NA	2.500%	11/22/21	250,000	252,751
KeyCorp	2.550%	10/01/29	385,000	375,930
Morgan Stanley	3.737%	04/24/24	100,000	104,462
Morgan Stanley	3.700%	10/23/24	100,000	106,169
Morgan Stanley	3.125%	07/27/26	100,000	103,145
Morgan Stanley	3.625%	01/20/27	100,000	106,363
PNC Bank NA	2.700%	10/22/29	250,000	249,489
PNC Financial Services	2.600%	07/23/26	250,000	253,123
Regions Financial Corp.	2.750%	08/14/22	250,000	254,395
State Street Corp.	2.354%	11/01/25	175,000	175,602
SunTrust Bank	3.525%	10/26/21	100,000	101,207
US Bancorp	2.400%	07/30/24	350,000	354,460
Wells Fargo & Co.	2.400%	01/15/20	250,000	250,036
Wells Fargo & Co.	3.550%	09/29/25	425,000	449,710
				8,442,431
Basic Industry — 0.3%
FMC Corp.	3.450%	10/01/29	300,000	309,748
PPG Industries, Inc.	2.400%	08/15/24	110,000	111,002
				420,750
Brokerage Asset Managers Exchanges — 0.1%
CBOE Holdings, Inc. (b)	3.650%	01/12/27	100,000	107,292

Capital Goods — 0.4%
General Electric Capital Corp.	6.750%	03/15/32	100,000	128,270
L3 Harris Technologies, Inc. (c)	3.850%	12/15/26	50,000	53,598
Lennox International, Inc.	3.000%	11/15/23	100,000	101,702
Republic Services, Inc.	2.500%	08/15/24	200,000	202,111
				485,681
Communications — 1.5%
American Tower Corp.	2.250%	01/15/22	50,000	50,143
American Tower Corp. (b)	3.800%	08/15/29	100,000	106,762
AT&T, Inc.	3.200%	03/01/22	50,000	51,196
AT&T, Inc.	3.800%	02/15/27	100,000	106,488

	Coupon	Maturity	Shares / Par Value	Fair Value
Communications — 1.5% continued
AT&T, Inc.	4.500%	05/15/35	$100,000	$111,202
British Telecommunications plc (c)	3.250%	11/08/29	275,000	274,388
Comcast Corp.	3.450%	10/01/21	100,000	102,909
Comcast Corp.	2.650%	02/01/30	100,000	100,274
Comcast Corp.	3.969%	11/01/47	144,000	158,373
Crown Castle International Corp.	2.250%	09/01/21	75,000	75,198
Deutsche Telekom International Finance (c)	4.750%	06/21/38	100,000	114,263
Twenty-First Century Fox, Inc. (c)	4.030%	01/25/24	50,000	53,273
Verizon Communications, Inc. (3MO LIBOR + 110) (a)	3.010%	05/15/25	100,000	102,292
Verizon Communications, Inc.	4.125%	03/16/27	100,000	110,900
Verizon Communications, Inc.	5.500%	03/16/47	100,000	135,381
Walt Disney Co. (The) (b)	1.750%	08/30/24	175,000	173,351
				1,826,393
Consumer Cyclical — 0.9%
CVS Health Corp.	5.050%	03/25/48	250,000	295,370
Ford Motor Co. (b)	4.346%	12/08/26	100,000	103,226
Ford Motor Co.	7.450%	07/16/31	75,000	88,970
General Motors Financial Co., Inc.	3.200%	07/06/21	35,000	35,475
General Motors Financial Co., Inc.	4.200%	11/06/21	50,000	51,830
General Motors Financial Co., Inc.	4.000%	10/06/26	100,000	104,755
Home Depot, Inc. (The)	3.500%	09/15/56	100,000	103,773
Toyota Motor Credit Corp.	1.950%	04/17/20	75,000	74,998
Volkswagen AG (c)	2.500%	09/24/21	200,000	201,696
				1,060,093
Consumer Non-Cyclical — 1.0%
Abbott Laboratories	4.750%	11/30/36	100,000	124,803
AbbVie, Inc. (c)	2.950%	11/21/26	335,000	340,010
Actavis Funding SCS	4.550%	03/15/35	100,000	109,080
Amgen, Inc. (b)	2.650%	05/11/22	140,000	142,079

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 79

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.4% continued
Consumer Non-Cyclical — 1.0% continued
Anheuser-Busch Cos., LLC (b)	4.700%	02/01/36	$100,000	$115,335
Anheuser-Busch InBev SA/NV	4.750%	01/23/29	100,000	115,766
Kimberly-Clark Corp.	3.950%	11/01/28	100,000	110,982
Kroger Co. (The) (b)	2.650%	10/15/26	100,000	100,565
Zoetis, Inc.	3.250%	08/20/21	50,000	50,914
				1,209,534
Electric — 1.4%
Ameren Corp.	2.500%	09/15/24	130,000	131,012
CMS Energy Corp.	2.950%	02/15/27	100,000	100,953
DTE Energy Co., Series C (a)	2.529%	10/01/24	150,000	150,588
DTE Energy Co.	2.850%	10/01/26	100,000	100,777
DTE Energy Co.	2.950%	03/01/30	125,000	123,605
Entergy Corp.	2.950%	09/01/26	50,000	50,755
MidAmerican Energy Co.	3.650%	04/15/29	350,000	382,218
Northern States Power Co. of Minnesota	2.900%	03/01/50	125,000	119,066
PECO Energy Co. (b)	3.000%	09/15/49	200,000	191,614
PPL Electric Utilities	3.000%	10/01/49	160,000	152,429
Public Service Electric	2.250%	09/15/26	100,000	99,029
Southwestern Electric Power	2.750%	10/01/26	100,000	100,024
WEC Energy Group, Inc.	3.375%	06/15/21	50,000	50,998
				1,753,068
Energy — 0.9%
Cimarex Energy Co.	3.900%	05/15/27	100,000	103,361
Diamondback Energy, Inc., Class B	3.250%	12/01/26	200,000	202,211
Energy Transfer Operating LP	4.500%	04/15/24	75,000	79,785
Occidental Petroleum Corp.	2.700%	08/15/22	225,000	227,285
Phillips 66 Partners LP	2.450%	12/15/24	100,000	99,988
Phillips 66 Partners LP	3.550%	10/01/26	100,000	104,656
Shell International Finance BV	6.375%	12/15/38	73,000	106,300
Total Capital International SA	2.829%	01/10/30	120,000	123,169
Valero Energy Corp.	3.400%	09/15/26	100,000	104,714
				1,151,469

	Coupon	Maturity	Shares / Par Value	Fair Value
Insurance — 0.5%
Jackson National Life Global Funding (3MO LIBOR + 48) (a)(c)	2.368%	06/11/21	$50,000	$50,186
Jackson National Life Global Funding (b)(c)	2.100%	10/25/21	50,000	50,109
Lincoln National Corp.	3.625%	12/12/26	100,000	105,570
New York Life Global Funding (c)	2.900%	01/17/24	100,000	103,104
New York Life Global Funding (c)	2.350%	07/14/26	50,000	50,036
Pricoa Global Funding (c)	3.450%	09/01/23	160,000	167,640
Principal Life Global Funding II (c)	2.375%	11/21/21	100,000	100,538
				627,183
Natural Gas — 0.3%
Atmos Energy Corp.	2.625%	09/15/29	310,000	312,995
REITS — 1.4%
Alexandria Real Estate Equities, Inc.	3.950%	01/15/28	100,000	107,321
American Campus Communities, Inc.	3.625%	11/15/27	100,000	105,361
American Homes 4 Rent	4.250%	02/15/28	100,000	106,405
Boston Properties LP	2.750%	10/01/26	50,000	50,663
CubeSmart LP	3.125%	09/01/26	50,000	50,817
CubeSmart LP	3.000%	02/15/30	280,000	276,447
ERP Operating LP	2.850%	11/01/26	100,000	102,527
ERP Operating LP	2.500%	02/15/30	150,000	148,706
Life Storage LP	3.875%	12/15/27	100,000	105,363
Realty Income Corp.	3.875%	04/15/25	100,000	107,748
Realty Income Corp.	3.000%	01/15/27	100,000	103,173
Simon Property Group LP	2.000%	09/13/24	320,000	318,172
Spirit Realty LP	4.450%	09/15/26	100,000	107,369
Spirit Realty LP	4.000%	07/15/29	60,000	63,104
				1,753,176
Technology — 0.4%
Apple, Inc.	3.000%	06/20/27	100,000	104,711
Apple, Inc.	2.200%	09/11/29	250,000	244,928
Dell International LLC (b)(c)	5.300%	10/01/29	100,000	112,607
				462,246

80 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Credit — 16.4% continued
Transportation — 0.4%
Continental Airlines Pass-Through Trust, Series 2012-1, Class B	6.250%	10/11/21	$25,591	$25,798
CSX Corp.	4.250%	11/01/66	100,000	106,542
Kirby Corp.	4.200%	03/01/28	100,000	105,637
Southwest Airlines Co.	3.000%	11/15/26	100,000	102,414
U.S. Airways Pass-Through Trust, Series 2011-1, Class A	7.125%	04/22/25	36,946	41,475
United Airlines Pass-Through Trust, Series 2013-1, Class B	5.375%	02/15/23	32,452	33,606
United Airlines Pass-Through Trust, Series 2007-1, Class A	6.636%	01/02/24	31,569	33,520
				448,992
Total Corporate Credit				$20,061,303
Government Related — 0.5%
Government Guaranteed — 0.4%
Tunisian Republic	1.416%	08/05/21	500,000	491,150
Government Owned, No Guarantee — 0.1%
Tennessee Valley Authority	4.625%	09/15/60	125,000	171,149
Total Government Related				$662,299
Securitized — 58.1%
ABS-Other — 4.3%
BXG Receivables Note Trust, Series 2012-A, Class B (c)	3.990%	12/02/27	34,553	34,550
Diamond Resorts Owner Trust, Series 2019-1A, Class B (c)	3.530%	02/20/32	265,198	264,885
FMC GMSR Issuer Trust, Series 2019-GT2, Class A (c)	4.230%	09/25/24	400,000	396,494
FORA Financial Asset Securitization LLC, Series 2019-1, Class A (c)	4.018%	10/15/24	200,000	202,386
Gold Key Resorts LLC, Series 2014-A, Class A (c)	3.220%	03/17/31	34,124	34,141

	Coupon	Maturity	Shares / Par Value	Fair Value
ABS-Other — 4.3% continued
GoodGreen Trust, Series 2017-1A, Class A (c)	3.740%	10/15/52	$97,373	$100,321
Helios Issuer LLC, Series 2019-AA, Class A (c)	3.750%	06/20/46	138,316	138,475
Hero Funding Trust, Series 2016-2A, Class A (c)	3.750%	09/20/41	108,632	110,661
Hero Funding Trust, Series 2016-3A, Class A1 (c)	3.080%	09/20/42	185,428	186,120
Hero Funding Trust, Series 2016-3B, Class B (c)	5.240%	09/20/42	31,139	31,600
Hero Funding Trust, Series 2016-1R, Class A1 (c)	4.500%	09/21/42	24,835	24,781
Hero Funding Trust, Series 2016-4A, Class A1 (c)	3.570%	09/20/47	101,366	103,770
Hero Funding Trust, Series 2016-4B, Class B (c)	4.990%	09/20/47	44,612	45,221
Hero Funding Trust, Series 2017-3A, Class A1 (c)	3.190%	09/20/48	101,973	101,643
Hero Funding Trust, Series 2018-1A, Class A2 (c)	4.670%	09/20/48	109,435	113,808
Kabbage Funding LLC, Series 2019-1, Class C (c)	4.611%	03/15/24	100,000	101,144
LTCG Securitization, Series 2018-A, Class A (c)	4.590%	06/15/48	76,478	77,066
MarketPlace Loan Trust, Series 2017-BS1, Class A (c)	3.500%	01/18/22	17,796	17,799
Mill City Solar Loan Ltd., Series 2019-2GS, Class A (c)	3.690%	07/20/43	236,406	238,796
Mosaic Solar Loans LLC, Series 2018-1A, Class A (c)	4.010%	06/22/43	137,324	140,935
Mosaic Solar Loans LLC, Series 2017-2A, Class B (c)	4.770%	06/22/43	82,883	84,782
Newtek Small Business Loan Trust, Series 2018-1, Class B (1MO LIBOR + 300) (a)(c)	4.792%	02/25/44	164,225	165,541

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 81

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
ABS-Other — 4.3% continued
NFAS LLC, Series 2019-1, Class A (c)	4.172%	08/15/24	$400,000	$402,466
Octane Receivables Trust, Series 2019-1A, Class A (c)	3.160%	09/20/23	200,000	199,846
Ocwen Master Advance Receivables, Series 19-T1, Class DT1 (c)	3.107%	08/15/50	400,000	401,091
OnDeck Asset Securitization Trust, Series 2018-1A, Class B (c)	4.020%	04/18/22	100,000	100,105
Renew Financial LLC, Series 2017-1A, Class A (c)	3.670%	09/20/52	114,852	117,780
Renew Financial LLC, Series 2017-1A, Class B (c)	5.750%	09/20/52	57,734	57,509
Renew Financial LLC, Series 2017-2A, Class A (c)(d)	3.220%	09/22/53	66,852	68,829
SFS Asset Securitization LLC, Series 2019-1, Class A (c)	4.238%	06/10/25	150,000	150,374
SFS Asset Securitization LLC, Series 2019-1, Class B (c)	5.023%	06/10/25	150,000	150,366
Small Business Lending Trust, Series 2019-A, Class A (c)	2.850%	07/15/26	336,542	336,550
TES LLC, Series 2017-1A, Class A (c)	4.330%	10/20/47	290,441	289,256
Westgate Resorts, Series 2018-1A, Class B (c)	3.580%	12/20/31	149,567	151,106
Westgate Resorts, Series 2018-1A, Class C (c)	4.100%	12/20/31	149,567	151,027
				5,291,224
Agency CMBS — 2.2%
FNMA, Pool #FN AE0834 (a)	4.135%	01/01/21	29,081	29,584
FNMA, Pool #FN AN2213	2.810%	07/01/26	694,984	704,240
FNMA, Series 2019-M21, Class 1A1	1.950%	04/25/28	594,018	585,376

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency CMBS — 2.2% continued
FNMA, Pool #FN 464107	4.820%	12/01/29	$139,633	$155,997
FNMA, Pool #FN AM9491	3.550%	08/01/30	177,457	191,789
FNMA, Pool #FN 469130	4.870%	10/01/41	132,467	144,955
FNMA, Pool #FN AM5015	4.940%	12/01/43	779,888	910,732
				2,722,673
Agency MBS CMO — 19.8%
FHLMC, Pool #FG S20432, Series 306, Class F3 (1MO LIBOR + 30) (a)	2.040%	05/15/28	113,957	114,078
FHLMC, Series 2018-1, Class A2 (c)	3.500%	06/25/28	200,000	207,074
FHLMC, Series 2646, Class ZH	5.000%	07/15/33	113,426	138,025
FHLMC, Series 2814, Class PH	6.000%	06/15/34	48,634	55,185
FHLMC, Series 4265, Class FD (1MO LIBOR + 40) (a)	2.140%	01/15/35	454,102	452,920
FHLMC, Series 4613, Class AF (1MO LIBOR + 110) (a)	2.840%	11/15/37	128,532	130,779
FHLMC, Series 3605, Class PB	4.500%	11/15/39	100,000	108,101
FHLMC, Series 3617, Class PC	4.500%	12/15/39	109,000	120,178
FHLMC, Series 3740, Class FC (1MO LIBOR + 50) (a)	2.240%	10/15/40	211,716	211,416
FHLMC, Series 3811, Class TA (a)	5.000%	02/15/41	262,142	304,218
FHLMC, Series 3895, Class BF (1MO LIBOR + 50) (a)	2.240%	07/15/41	152,951	152,448
FHLMC, Series 4116, Class UB	2.500%	05/15/42	440,000	407,939
FHLMC, Series 263, Class F5 (1MO LIBOR + 50) (a)	2.240%	06/15/42	663,217	658,339
FHLMC, Series 4180, Class ZB	3.000%	03/15/43	880,456	896,103
FHLMC, Series 4210, Class Z	3.000%	05/15/43	362,611	355,801

82 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Agency MBS CMO — 19.8% continued
FHLMC, Series 4830, Class DA	4.500%	11/15/44	$319,771	$328,359
FHLMC, Series 4731, Class EA	3.000%	10/15/45	405,021	413,515
FHLMC, Series 4377, Class KZ (a)	3.500%	02/15/52	751,205	801,823
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	31,526	33,724
FNMA, Series 2012-129, Class HT	2.000%	12/25/32	81,672	75,315
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	94,331	106,863
FNMA, Series 2004-56, Class Z	7.500%	03/25/34	192,877	225,523
FNMA, Series 2004-17, Class BA	6.000%	04/25/34	204,117	256,226
FNMA, Series 2005-3, Class CG	5.500%	02/25/35	201,078	226,045
FNMA, Series 2006-56, Class DC (1MO LIBOR + 65) (a)	2.442%	07/25/36	159,755	160,334
FNMA, Series 2009-19, Class TD	5.000%	08/25/36	86,952	97,726
FNMA, Series 2006-108, Class FD (1MO LIBOR + 38) (a)	2.172%	11/25/36	189,231	188,657
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	178,988	193,095
FNMA, Series 2008-60, Class JC	5.000%	07/25/38	296,159	325,858
FNMA, Series 2009-103, Class MB (a)	4.432%	12/25/39	65,912	68,683
FNMA, Series 2010-2, Class LC	5.000%	02/25/40	200,000	227,688
FNMA, Series 2011-14, Class PB	5.000%	03/25/41	570,000	648,229
FNMA, Series 2011-57, Class PD	4.000%	07/25/41	321,407	355,561
FNMA, Series 11 62, Class UA	4.500%	07/25/41	1,145,843	1,280,944
FNMA, Series 2012-9, Class FC (1MO LIBOR + 40) (a)	2.192%	02/25/42	90,069	89,883
FNMA, Series 2012-79, Class QB	2.000%	07/25/42	363,000	353,674
FNMA, Series 411, Class A3	3.000%	08/25/42	76,843	77,914
FNMA, Series 12 84, Class JL	2.000%	08/25/42	290,004	256,986
FNMA, Series 4102, Class CP	2.000%	09/15/42	38,858	38,482

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency MBS CMO — 19.8% continued
FNMA, Series 2012-99, Class UY	2.500%	09/25/42	$329,000	$314,264
FNMA, Series 2013-35, Class LP	3.000%	01/25/43	352,000	362,325
FNMA, Series 2013-35, Class CV	3.000%	02/25/43	350,000	361,843
FNMA, Series 13 6, Class QA	2.500%	02/25/43	846,171	790,166
FNMA, Series 13 31, Class NT	3.000%	04/25/43	353,161	355,907
FNMA, Series 2013-104, Class CY	5.000%	10/25/43	250,000	296,566
FNMA, Series 2013-115, Class PB	4.500%	11/25/43	300,000	347,415
FNMA, Series 2017-58, Class CZ	3.000%	08/25/47	470,133	464,462
FNMA, Series 2018-31, Class KB	3.500%	05/25/48	247,826	255,945
FNMA, Series 2019-8, Class ZD	3.500%	03/25/49	514,776	535,647
GNMA, Series 2004-49, Class MZ	6.000%	06/20/34	331,252	388,232
GNMA, Series 2005-13, Class BG	5.000%	02/20/35	170,000	191,226
GNMA, Series 2015-123, Class VB	3.500%	09/20/35	100,000	104,104
GNMA, Series 2006-17, Class JN	6.000%	04/20/36	309,936	344,601
GNMA, Series 2008-51, Class PH	5.250%	06/20/38	199,694	217,523
GNMA, Series 2009-2, Class PA	5.000%	12/20/38	84,416	90,249
GNMA, Series 2010-9, Class FA (1MO LIBOR + 52) (a)	2.260%	01/16/40	197,842	198,932
GNMA, Series 2010-105, Class ZC	4.500%	08/16/40	456,230	517,499
GNMA, Series 2011-93, Class WB	4.000%	03/20/41	3,926	3,917
GNMA, Series 2013-22, Class GA	2.500%	10/20/41	83,527	80,725
GNMA, Series 2012-74, Class LY	2.500%	06/20/42	225,000	211,245

GNMA, Series 12-134, Class KM	2.000%	09/20/42	342,000	304,661
GNMA, Series 2012-113, Class NZ	4.500%	09/20/42	252,055	283,544

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 83

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Agency MBS CMO — 19.8% continued
GNMA, Series 2012-143, Class EG	2.000%	12/20/42	$973,942	$907,699
GNMA, Series 13 5, Class GY	3.000%	01/20/43	437,000	439,737
GNMA, Series 2013-6, Class PE	2.000%	01/20/43	100,000	89,553
GNMA, Series 2015-179, Class ZB	2.500%	02/20/45	54,474	50,696
GNMA, Series 2016-37, Class YA	3.000%	12/20/45	1,052,917	1,055,655
GNMA, Series 2016-38, Class ZP	3.500%	03/20/46	68,402	65,964
GNMA, Series 2016-111, Class HA	2.500%	08/20/46	206,460	189,495
GNMA, Series 2019-20, Class JK	3.500%	02/20/49	370,686	388,771
GNMA, Series 2019-86, Class WL	3.000%	07/20/49	500,000	492,943
GNMA, Series 2019-99, Class EW	3.000%	08/20/49	540,446	533,595
GNMA, Series 2019-99, Class GP	3.500%	08/20/49	517,000	541,212
GNMA, Series 2017-H18, Class EB (12MO LIBOR + 22) (a)	4.267%	06/20/63	364,859	387,374
GNMA, Series 2014-H15, Class FA (1MO LIBOR + 50) (a)	2.274%	07/20/64	99,137	98,944
GNMA, Series 2014-H14, Class FA (1MO LIBOR + 50) (a)	2.497%	07/20/64	138,898	138,664
GNMA, Series 2016-H11, Class FD (12MO LIBOR + 40) (a)	3.130%	05/20/66	284,815	284,707
GNMA, Series 2017-H16, Class DB (a)	4.443%	08/20/67	266,943	278,275
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	46,944	51,950
				24,159,943

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency MBS CMO Derivatives — 3.6%
FHLMC, Series 3994, Class EI (IO)	3.000%	02/15/22	$299,280	$6,736
FHLMC, Series 3874, Class KI (IO)	4.500%	08/15/25	144,752	2,761
FHLMC, Series 4214, Class CI (IO)	3.000%	06/15/31	1,560,902	87,126
FHLMC, Series 4114, Class IM (IO)	3.500%	07/15/31	2,717,595	206,559
FHLMC, Series 3102, Class TA	7.500%	01/15/36	267,133	298,993
FHLMC, Series 3607, Class AO (PO)	0.000%	04/15/36	144,266	126,267
FHLMC, Series 237, Class S14 (IO) (-1*1MO LIBOR + 660) (a)	4.860%	05/15/36	636,103	118,809
FHLMC, Series 3199, Class OC (PO)	0.000%	08/15/36	230,178	203,257
FHLMC, Series 3318, Class AO (PO)	0.000%	05/15/37	6,715	6,061
FHLMC, Series 379, Class I (PO)	0.000%	05/25/37	83,398	74,904
FHLMC, Series 3607, Class OP (PO)	0.000%	07/15/37	186,680	161,546
FHLMC, Series 3594, Class SP (1MO LIBOR + 184.6) (a)	3.586%	12/15/37	33,316	34,938
FNMA, Series 2012-128, Class EI (IO)	3.500%	11/25/27	776,556	57,096
FNMA, Series 2012-148, Class IA (IO)	4.000%	01/25/28	417,426	39,548
FNMA, Series 348, Class II (IO)	6.000%	01/25/34	131,643	31,256
FNMA, Series 2015-82, Class AI (IO)	3.500%	06/25/34	1,849,489	190,710
FNMA, Series 2005-45, Class PQ (IO) (-1*1MO LIBOR + 550) (a)	3.708%	10/25/34	401,156	27,125
FNMA, Series 390, Class 32 (IO)	6.500%	12/25/34	194,751	39,879
FNMA, Series 2016-28, Class DI (IO)	3.500%	03/25/35	1,853,266	201,561
FNMA, Series 2016-24, Class KI (IO)	3.500%	07/25/35	859,788	100,450

84 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Agency MBS CMO Derivatives — 3.6% continued
FNMA, Series 2006-96, Class MO (PO)	0.000%	10/25/36	$85,427	$79,193
FNMA, Series 2013-120, Class JI (IO)	4.000%	02/25/40	985,175	51,772
FNMA, Series 2010-44, Class CS (IO) (-1*1MO LIBOR + 655) (a)	4.758%	05/25/40	146,160	18,314
FNMA, Series 2012-63, Class NI (IO)	4.000%	06/25/40	2,662,556	166,602
FNMA, Series 2011-14, Class PI (IO)	5.000%	06/25/40	179,413	13,039
FNMA, Series 2012-100, Class MI (IO)	4.500%	12/25/40	808,597	62,654
FNMA, Series 2013-82, Class SB (-2.67*1MO LIBOR + 1173) (a)	6.983%	08/25/43	406,211	485,510
FNMA, Series 2013-101, Class DO (PO)	0.000%	10/25/43	204,513	177,116
FNMA, Series 2014-42, Class SN (IO) (-1*1MO LIBOR + 605) (a)	4.258%	07/25/44	925,318	159,744
GMNA, Series 2019-98, Class BI (IO)	3.000%	06/20/49	847,484	309,565
GNMA, Series 2010-47, Class PX (IO) (-1*1MO LIBOR + 670) (a)	4.935%	06/20/37	686,150	104,810
GNMA, Series 2008-38, Class ID (IO)	6.000%	03/20/38	517,561	58,900
GNMA, Series 2008-40, Class SA (IO) (-1*1MO LIBOR + 640) (a)	4.660%	05/16/38	79,476	11,969
GNMA, Series 2013-124, Class ES (-1.333 X 1MO LIBOR + 866.7) (a)	6.314%	04/20/39	232,171	235,308
GNMA, Series 2011-145, Class QI (IO)	5.000%	11/16/41	316,525	53,658
GNMA, Series 2013-113, Class QS (IO) (-1*1MO LIBOR + 620) (a)	4.435%	02/20/42	1,059,665	184,898
GNMA, Series 2014-141, Class IE (IO)	4.000%	08/20/43	469,058	27,895

	Coupon	Maturity	Shares / Par Value	Fair Value
Agency MBS CMO Derivatives — 3.6% continued
GNMA, Series 2012-H02, Class AI (IO) (a)	1.886%	01/20/62	$226,428	$11,282
GNMA, Series 2013-H13, Class T1 (IO) (a)	0.474%	05/20/63	2,431,385	37,247
GNMA, Series 2016-H20, Class GI (IO) (a)	0.103%	08/20/66	2,514,454	25,930
GNMA, Series 2017-H11, Class PI (IO) (a)	2.152%	04/20/67	481,351	6,597
GNMA, Series 2017-H22, Class ID (IO) (a)	2.139%	11/20/67	221,704	4,709
GNMA, Series 2018-H08, Class NI (IO) (a)	0.506%	05/20/68	1,493,550	34,574
				4,336,868
Agency MBS Passthrough — 4.2%
FHLMC, Pool #FG G06085	6.500%	09/01/38	93,767	106,158
FNMA, Pool #FN 252409	6.500%	03/01/29	125,982	139,913
FNMA, Pool #AS7287	3.500%	06/01/31	887,998	930,969
FNMA, Pool #FN AT7120	3.500%	06/01/33	196,209	203,295
FNMA, Pool #MA3050	4.500%	06/01/37	1,329,349	1,416,056
FNMA, Pool #FN AS4073	4.000%	12/01/44	263,812	281,956
FNMA, Pool #BN5247	5.000%	02/01/49	942,172	1,006,417
GNMA, Pool #GN 784279	5.500%	11/15/38	615,115	691,980
GNMA, Pool #GN 78541	4.500%	06/15/46	269,211	292,360
				5,069,104
Auto Loan — 5.4%
ACC Trust, Series 2018-1, Class A (c)	3.700%	12/21/20	4,852	4,855
American Credit Acceptance Receivables Trust, Series 2017-1, Class D (c)	3.540%	03/13/23	109,406	110,168
American Credit Acceptance Receivables Trust, Series 2017-1, Class E (c)	5.440%	03/13/24	100,000	102,017

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 85

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Auto Loan — 5.4% continued
American Credit Acceptance Receivables Trust, Series 2018-3, Class D (c)	4.140%	10/15/24	$100,000	$101,905
Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1, Class A (c)	2.990%	07/15/24	171,670	171,361
Bank of the West Auto Trust, Series 2017-1, Class B (c)	2.620%	11/15/23	100,000	100,208
California Republic Auto Receivables Trust, Series 2015-4, Class C (c)	4.230%	09/15/22	100,000	100,381
CarNow Auto Receivables Trust, Series 2019-1A, Class C (c)	3.360%	06/17/24	500,000	498,489
Carvana Auto Receivable Trust, Series 2019-3A, Class A2 (c)	2.420%	04/15/22	500,000	500,205
Carvana Auto Receivable Trust, Series 2019-2A, Class D (c)	3.280%	01/15/25	300,000	302,555
Carvana Auto Receivable Trust, Series 2019-3A, Class D (c)	3.040%	04/15/25	270,000	269,095
Carvana Auto Receivable Trust, Series 2019-4A, Class D (c)	3.070%	07/15/25	250,000	249,698
CPS Auto Trust, Series 2017-D, Class C (c)	3.010%	10/17/22	100,000	100,263
CPS Auto Trust, Series 2019-A, Class D (c)	4.350%	12/16/24	100,000	103,249
CPS Auto Trust, Series 2019-B, Class D (c)	3.690%	03/17/25	100,000	101,485
CPS Auto Trust, Series 2019-C, Class C (c)	2.840%	06/16/25	250,000	251,063
DT Auto Owner Trust, Series 2016-2A, Class D (c)	5.430%	11/15/22	19,236	19,349

	Coupon	Maturity	Shares / Par Value	Fair Value
Auto Loan — 5.4% continued
First Investors Auto Owner Trust, Series 2017-3A, Class D (c)	3.440%	03/15/24	$132,000	$133,543
GLS Auto Receivables Trust, Series 2019-3A, Class C (c)	2.960%	05/15/25	250,000	250,357
Hertz Fleet Lease Funding LP, Series 2017-1, Class C (c)	3.140%	04/10/31	172,000	172,445
Hertz Fleet Lease Funding LP, Series 2017-1, Class E (c)	5.800%	04/10/31	100,000	100,866
Hertz Fleet Lease Funding LP, Series 2018-1, Class E (c)	5.550%	05/10/32	250,000	255,868
Hertz Fleet Lease Funding LP, Series 2019-1, Class E (c)	4.620%	01/10/33	100,000	100,973
Navistar Financial Dealer Note Master Trust, Series 2018-1, Class D (1MO LIBOR + 155) (a)(c)	3.342%	09/25/23	150,000	150,220
Navistar Financial Dealer Note Master Trust, Series 2019-1, Class D (1MO LIBOR + 145) (a)(c)	3.242%	05/28/24	285,000	285,221
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (1MO LIBOR + 64) (a)(c)	2.380%	02/15/23	150,000	150,369
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class D (c)	3.420%	10/15/24	500,000	503,174
OSCAR US Funding Trust, Series 2018-1A, Class A2B (1MO LIBOR + 49) (a)(c)	2.205%	04/12/21	13,254	13,256
OSCAR US Funding Trust, Series 2019-2A, Class A2 (c)	2.490%	08/10/22	225,000	225,365
Skopos Auto Receivables Trust, Series 2019-1A, Class A (c)	2.900%	12/15/22	324,912	325,430

86 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Auto Loan — 5.4% continued
Skopos Auto Receivables Trust, Series 2019-1A, Class B (c)	3.430%	09/15/23	$600,000	$599,415
Tesla Auto Lease Trust, Series 2018-B, Class D (c)	5.290%	11/22/21	100,000	103,173
United Auto Credit Securitization Trust, Series 2018-2, Class D (c)	4.260%	05/10/23	100,000	101,305
Veros Auto Receivables Trust, Series 2018-1, Class A (c)	3.630%	05/15/23	22,736	22,790
				6,580,116
Consumer — 3.6%
Avant Loans Funding Trust, Series 2019-A, Class A (c)	3.480%	07/15/22	40,525	40,672
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class C (c)	4.870%	01/16/24	149,371	149,958
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class A (c)	3.820%	01/15/26	67,316	67,889
Consumer Loan Underlying Bond Credit Trust, Series 2019-P1, Class A (c)	2.940%	07/15/26	106,791	107,187
Freedom Financial, Series 2018-1, Class B (c)	4.560%	07/18/24	350,000	355,799
Freedom Financial, Series 2018-2, Class A (c)	3.990%	10/20/25	53,316	53,683
Freedom Financial, Series 2019-1, Class B (c)	3.870%	06/18/26	200,000	202,538
LendingPoint Asset Securitization Trust, Series 2019-1, Class A (c)	3.154%	08/15/25	289,439	289,892
LendingPoint Asset Securitization Trust, Series 2019-1, Class B (c)	3.613%	08/15/25	400,000	399,151

	Coupon	Maturity	Shares / Par Value	Fair Value
Consumer — 3.6% continued
Marlette Funding Trust, Series 2018-1A, Class B (c)	3.190%	03/15/28	$97,460	$97,561
Newtek Small Business Loan Trust, Series 2019-01, Class B (1MO LIBOR + 250) (a)(c)	4.292%	12/25/44	404,887	404,886
Oportun Funding LLC, Series 2018-D, Class B (c)	4.830%	12/09/24	100,000	101,983
Prosper Marketplace Issuance Trust, Series 2019-3A, Class B (c)	3.590%	07/15/25	150,000	150,793
Prosper Marketplace Issuance Trust, Series 2019-4A, Class B (c)	3.200%	02/17/26	200,000	199,681
Regional Management Issuance Trust, Series 2019-1, Class C (c)	4.110%	11/15/28	200,000	199,343
Republic Finance Issuance Trust, Series 2019-A, Class A (c)	3.430%	11/22/27	300,000	299,374
Upgrade Master Pass-Thru Trust, Series 2019-ST1, Class A (c)	4.000%	07/15/25	123,214	123,769
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A (c)	3.750%	11/15/25	177,948	178,011
Upgrade Receivables Trust, Series 2018-1A, Class A (c)	3.760%	11/15/24	22,480	22,529
Upgrade Receivables Trust, Series 2019-1A, Class B (c)	4.090%	03/15/25	100,000	100,618
Upstart Securitization Trust, Series 2019-1, Class B (c)	4.190%	04/20/26	100,000	100,785
Upstart Securitization Trust, Series 2019-2, Class A (c)	2.897%	09/20/29	251,705	252,391

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 87

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Consumer — 3.6% continued
Upstart Securitization Trust, Series 2019-2, Class B (c)	3.734%	09/20/29	$325,000	$324,746
Upstart Securitization Trust, Series 2019-3, Class B (c)	3.829%	01/21/30	200,000	200,014
				4,423,253
Credit Cards — 0.7%
Continental Credit Card LLC, Series 2019-1A, Class A (c)	3.830%	08/15/26	400,000	402,728
Continental Credit Card LLC, Series 2019-1A, Class B (c)	4.950%	08/15/26	150,000	151,119
Fortiva Retail Credit Master Note, Series 2018-1, Class A (c)	5.540%	11/15/23	150,000	152,776
Genesis Sales Finance Master Trust, Series 2019-AA, Class A (c)	4.680%	08/20/23	100,000	101,785
				808,408
Equipment — 1.8%
Business Jet Securities LLC, Series 2018-1, Class A (c)	4.335%	02/15/33	73,292	74,077
Business Jet Securities LLC, Series 2018-1, Class B (c)	6.048%	02/15/33	64,504	66,281
Business Jet Securities LLC, Series 2018-2, Class A (c)	4.447%	06/15/33	184,405	187,090
Business Jet Securities LLC, Series 2018-2, Class B (c)	5.437%	06/15/33	77,152	78,195
Business Jet Securities LLC, Series 2019-1, Class B (c)	5.193%	07/15/34	142,598	144,443
CAL Funding Ltd., Series 2018-1A, Class A (c)	3.960%	02/25/43	285,833	286,709

	Coupon	Maturity	Shares / Par Value	Fair Value
Equipment — 1.8% continued
CLI Funding LLC, Series 2017-1A, Class A (c)	3.620%	05/18/42	$144,707	$143,663
Global SC Finance II SRL, Series 2013-1A, Class A (c)	2.980%	04/17/28	166,667	166,494
Global SC Finance SRL, Series 2014-1A, Class A2 (c)	3.090%	07/17/29	91,667	91,531
HPEFS Equipment Trust, Series 2019-1A, Class A2 (c)	2.190%	09/20/29	200,000	200,167
Pawnee Equipment Receivables, Series 2019-1, Class A1 (c)	2.294%	10/15/20	548,237	548,386
SCF Equipment Trust LLC, Series 2017-1A, Class A (c)	3.770%	01/20/23	36,856	37,046
TAL Advantage LLC, Series 2014-3A, Class A (c)	3.270%	11/21/39	196,667	196,671
				2,220,753
Non Agency CMBS — 8.6%
A10 Securitization, Series 2017-1A, Class C (c)	4.050%	03/15/36	250,000	252,125
A10 Securitization, Series 2017-1A, Class D (c)	4.700%	03/15/36	250,000	250,907
American Homes 4 Rent, Series 2014-SFR2, Class D (c)	3.678%	12/17/36	204,933	212,637
American Homes 4 Rent, Series 2015-SFR1, Class A (c)	3.467%	04/17/52	118,003	121,512
AREIT Trust, Series 2018-CRE1, Class B (1MO LIBOR + 165) (a)(c)(d)	3.390%	02/14/35	100,000	99,969
B2R Mortgage Trust, Series 2015-2, Class A (c)	3.336%	11/15/48	45,606	45,737
Bancorp Commercial Mortgage Trust (The), Series 2017-CRE2, Class C (1MO LIBOR + 235) (a)(c)	4.115%	08/15/32	250,000	251,780

88 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Non Agency CMBS — 8.6% continued
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A (1MO LIBOR + 85) (a)(c)	2.590%	01/15/33	$60,738	$60,683
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (1MO LIBOR + 603.665) (a)(c)	7.156%	11/15/33	82,589	82,577
Barclays Commercial Mortgage Securities LLC, Series 2015-STP, Class D (a)(c)	4.427%	09/10/20	150,000	150,589
BX Trust, Series 2019-OC11, Class B (c)	3.605%	12/09/41	300,000	307,246
BX Trust, Series 2019-OC11, Class D (c)	4.075%	12/09/41	225,000	228,674
BXT Trust, Series 2018-EXCL, Class A (1MO LIBOR + 1088) (a)(c)	2.727%	09/15/20	90,739	90,539
Colony American Finance Ltd., Series 2016-1, Class A (c)	2.544%	06/15/48	37,108	37,033
Colony American Finance Ltd., Series 2016-2, Class B (c)	3.141%	11/15/48	150,000	149,668
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class D (1MO LIBOR + 225) (a)(c)	3.990%	11/15/36	100,000	100,061
Exantas Capital Corp., Series 2019-RS07, Class AS (1MO LIBOR + 150) (a)(c)(d)	3.262%	04/15/36	100,000	100,000
FREMF Mortgage Trust, Series 2019-K735, Class B(c)	4.157%	05/25/26	500,000	519,436

	Coupon	Maturity	Shares / Par Value	Fair Value
Non Agency CMBS — 8.6% continued
FREMF Mortgage Trust, Series 2019-K736, Class B (a)(c)	3.884%	07/25/26	$650,000	$665,418
Goldman Sachs Mortgage Securities Trust, Series 2015-GC28, Class A2	2.898%	02/10/48	300,000	299,843
Home Partners of America Trust, Series 2019-1, Class B (c)	3.157%	09/17/27	594,234	587,915
Home Partners of America Trust, Series 2019-2, Class B (c)	2.922%	10/19/39	649,330	638,266
Invitation Homes Trust, Series 2017-SFR2, Class A (1MO LIBOR + 85) (a)(c)	2.587%	12/17/36	513,050	511,099
Invitation Homes Trust, Series 2018-SFR1, Class E (1MO LIBOR + 200) (a)(c)	3.763%	03/17/37	149,980	150,123
Invitation Homes Trust, Series 2018-SFR3, Class D (1MO LIBOR + 165) (a)(c)	3.413%	07/17/37	150,000	150,514
KKR Real Estate Finance Trust, Inc., Series 2018-FL1, Class A (1MO LIBOR + 110) (a)(c)(d)	2.737%	06/15/36	500,000	500,780
Multi Family Connecticut Avenue, Series 2019-01, Class M7 (1MO LIBOR + 170) (a)(c)	3.492%	10/15/49	199,683	200,439
Multi Family Housing Mortgage Loan, Series 2019-FL2, Class C (1MO LIBOR + 200) (a)(c)(d)	3.792%	12/25/34	200,000	200,208
PFP III, Series 2019-5, Class AS (1MO LIBOR + 142) (a)(c)(d)	3.160%	04/14/36	100,000	100,000

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 89

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Non Agency CMBS — 8.6% continued
Progress Residential Trust, Series 2015-SFR3, Class A (c)	3.067%	11/12/32	$212,193	$211,918
Progress Residential Trust, Series 2015-SFR3, Class D (c)	4.673%	11/12/32	100,000	99,885
Progress Residential Trust, Series 2017-SFR2, Class B (c)	3.196%	12/17/34	100,000	99,843
Progress Residential Trust, Series 2019-SFR3, Class A (c)	2.271%	09/17/36	500,000	489,156
Progress Residential Trust, Series 2019-SFR3, Class B (c)	2.571%	09/17/36	500,000	491,383
Progress Residential Trust, Series 2019-SFR3, Class E (c)	3.369%	09/17/36	200,000	198,309
ReadyCap Commercial Mortgage Trust, Series 2018-FL2, Class A (1MO LIBOR + 85) (a)(c)(d)	2.642%	06/25/35	72,091	71,960
ReadyCap Commercial Mortgage Trust, Series 2018-FL2, Class D (1MO LIBOR + 270) (a)(c)(d)	4.492%	06/25/35	50,000	49,872
Shelter Growth, Series 2019-FL2, Class AS (1MO LIBOR + 145) (a)(c)(d)	3.190%	05/15/36	99,990	99,959
TPG Real Estate Finance, Series 2019-FL3, Class A (1MO LIBOR + 115) (a)(c)(d)	2.890%	10/15/34	400,000	399,750
Tricon American Homes, Series 2016-SFR1, Class C (c)	3.487%	11/17/33	100,000	100,156
Tricon American Homes, Series 2018-SFR1, Class A (c)	3.530%	05/17/37	200,000	205,391
VMC Finance LLC, Series 2018-FL2, Class A (1MO LIBOR + 92) (a)(c)	2.657%	10/15/35	476,108	475,304

	Coupon	Maturity	Shares / Par Value	Fair Value
Non Agency CMBS — 8.6% continued
VMC Finance LLC, Series 2019-FL3, Class AS (1MO LIBOR + 140) (a)(c)	3.137%	09/15/36	$295,614	$295,754
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D (a)(c)	5.839%	02/15/44	100,000	101,795
				10,456,213
Non Agency MBS CMO — 0.7%
Arroyo Mortgage Trust, Series 2018-1, Class A1 (c)	3.763%	04/25/48	99,281	100,433
Arroyo Mortgage Trust, Series 2019-2, Class M1 (c)	4.760%	04/25/49	100,000	103,036
Cascade Funding Mortgage Trust, Series 2019-MH1, Class M (c)	5.339%	11/25/44	100,000	99,909
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A1 (c)	4.580%	06/25/48	96,881	96,705
Finance of America Structured Securities, Series 2018-HB1, Class M3 (c)	4.392%	09/25/28	100,000	100,027
LHFC Depositor LLC, Series 2019-RLT1, Class A2 (c)	4.948%	10/25/23	100,000	101,084
Nationstar HECM Loan Trust, Series 2018-3A, Class M2 (c)	4.155%	11/25/28	100,000	101,177
RMF Buyout Issuance Trust, Series 2018-1, Class M3 (c)	4.448%	11/25/28	100,000	99,945
Structured Asset Securities Corp., Series 2003-37A, Class 2A (a)	4.192%	12/25/33	13,434	13,747
				816,063
Student Loan — 3.2%
College Ave Student Loans, Series 2018-A, Class B (c)	4.750%	12/26/47	140,000	145,481
College Ave Student Loans, Series 2018-A, Class C (c)	5.500%	12/26/47	100,000	103,992

90 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 58.1% continued
Student Loan — 3.2% continued
College Ave Student Loans, Series 2019-A, Class A1 (1MO LIBOR + 140) (a)(c)	3.192%	12/28/48	$191,636	$188,585
College Ave Student Loans, Series 2019-A, Class C (c)	4.460%	12/28/48	250,000	247,469
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (c)	2.680%	07/25/35	57,726	57,823
Earnest Student Loan Program LLC, Series 2017-A, Class B (c)	3.590%	01/25/41	112,584	113,744
Laurel Road Prime Student Loan, Series 2018-B, Class A2 (c)	3.540%	05/26/43	143,132	146,319
Laurel Road Prime Student Loan, Series 2019-A, Class A2FX (c)	2.730%	10/25/48	300,000	298,013
SMB Private Education Loan Trust, Series 2018-C, Class B (c)	4.000%	11/17/42	200,000	205,540
Social Professional Loan Program, Series 2015-B, Class A2 (c)	2.510%	09/27/32	62,794	62,880
Social Professional Loan Program, Series 2016-C, Class A2B (c)	2.360%	12/27/32	159,569	158,883
Social Professional Loan Program, Series 2015-D, Class B (c)	3.590%	10/26/37	151,501	153,758
Social Professional Loan Program, Series 2017-B, Class CFX (c)	4.440%	05/25/40	150,000	155,144
Social Professional Loan Program, Series 2017-E, Class A2B (c)	2.720%	11/26/40	225,000	226,766
Social Professional Loan Program, Series 2017-E, Class C (c)	4.160%	11/26/40	700,000	715,797

	Coupon	Maturity	Shares / Par Value	Fair Value
Student Loan — 3.2% continued
Social Professional Loan Program, Series 2016-E, Class C (c)	4.430%	10/25/41	$200,000	$206,927
Social Professional Loan Program, Series 2018-A, Class A1 (1MO LIBOR + 35) (a)(c)	2.142%	02/25/42	114,955	114,534
Social Professional Loan Program, Series 2018-D, Class BFX (c)	4.140%	02/25/48	200,000	208,015
Social Professional Loan Program, Series 2019-C, Class BFX (c)	3.050%	11/16/48	400,000	385,238
				3,894,908
Total Securitized				$70,779,526
Treasury — 21.4%
U.S. Treasury Notes (b)	1.375%	04/30/21	300,000	299,041
U.S. Treasury Notes (b)	1.625%	11/15/22	1,000,000	1,000,187
U.S. Treasury Notes	2.000%	11/30/22	2,000,000	2,021,456
U.S. Treasury Bonds	1.500%	03/31/23	1,500,000	1,493,570
U.S. Treasury Notes (b)	1.625%	04/30/23	100,000	99,925
U.S. Treasury Notes (b)	2.500%	05/15/24	1,000,000	1,033,832
U.S. Treasury Notes (b)	2.250%	11/15/24	250,000	256,309
U.S. Treasury STRIPS	0.000%	02/15/25	300,000	273,500
U.S. Treasury Notes (b)	2.000%	08/15/25	1,000,000	1,012,641
U.S. Treasury Notes	2.250%	11/15/25	2,000,000	2,052,254
U.S. Treasury Notes	1.625%	02/15/26	3,000,000	2,970,271
U.S. Treasury STRIPS	0.000%	05/15/28	1,000,000	844,068
U.S. Treasury Notes	2.875%	08/15/28	1,375,000	1,480,959
U.S. Treasury STRIPS	0.000%	11/15/31	500,000	386,246
U.S. Treasury STRIPS	0.000%	02/15/33	800,000	597,223
U.S. Treasury STRIPS	0.000%	05/15/35	1,000,000	700,649
U.S. Treasury STRIPS	0.000%	02/15/37	1,500,000	1,002,942
U.S. Treasury Bonds	3.500%	02/15/39	235,000	281,304
U.S. Treasury Bonds	4.250%	05/15/39	500,000	657,251
U.S. Treasury Bonds	3.875%	08/15/40	550,000	692,393
U.S. Treasury Notes	4.250%	11/15/40	300,000	396,561

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 91

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Treasury — 21.4% continued
U.S. Treasury Bonds	4.750%	02/15/41	$450,000	$634,056
U.S. Treasury STRIPS	0.000%	08/15/41	500,000	292,990
U.S. Treasury Bonds	2.750%	11/15/42	350,000	373,063
U.S. Treasury Bonds	3.750%	11/15/43	1,500,000	1,873,564
U.S. Treasury Bonds	2.250%	08/15/46	1,125,000	1,091,916
U.S. Treasury Bonds	3.000%	02/15/48	2,000,000	2,245,723
Total Treasury				$26,063,894

	Shares	Fair Value
Registered Investment Companies — 6.2%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (e)	4,785,300	$4,785,779
State Street Navigator Securities Lending Portfolio I, 1.86% (e)(f)	2,838,375	2,838,375
Total Registered Investment Companies		$7,624,154
Total Investment Securities — 102.6%
(Cost $123,588,775)		$125,191,176
Liabilities in Excess of Other Assets — (2.6)%		(3,142,863)
Net Assets — 100.0%		$122,048,313

(a)

Variable rate security. The rate shown is the effective interest rate as of December 31, 2019. The benchmark on which the rate is calculated is shown parenthetically, if applicable. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and may be based on index changes, prepayment of underlying positions and/or other variables. These securities do not indicate a reference rate and spread in their description above.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $5,076,017.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2019 was $36,308,616, representing 29.7% of net assets.

(d)	Illiquid security as determined under procedures approved by the Board of Trustees. The total fair value of these securities as of December 31, 2019 was $1,691,327, representing 1.4% of net assets.
(e)	The rate shown is the 7-day effective yield as of December 31, 2019.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $2,838,375. Securities on loan are also collateralized by various U.S. Treasury and government agency securities in the amount of $2,379,000.

AG - Aktiengesellschaft

BV - Besloten Vennootschap

IO - Interest Only

LIBOR - London Interbank Offered Rate

plc - Public Limited Company

NA - National Association

NV - Naamloze Vennotschap

PO - Principal Only

SA - Societe Anonyme

UA - Uitgesloten Aansprakelijkheid

See accompanying Notes to Financial Statements.

92 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Collateralized Debt Obligations — 0.1%
Alesco Preferred Funding Ltd. *		03/23/35	$336,608	$138,354
Alesco Preferred Funding Ltd. VI *		03/23/35	621,631	268,048
Fort Sheridan ABS CDO Ltd., Series 05-1A *		11/05/41	611,948	317,234
Taberna Preferred Funding Ltd., Class PPN2 *		07/05/35	1,175,564	506,273
Total Collateralized Debt Obligations				$1,229,909
Corporate Bonds — 80.9%
Automotive — 2.1%
Fiat Chrysler Automobiles NV	4.500%	04/15/20	580,000	583,625
Ford Motor Credit Co. LLC	5.596%	01/07/22	450,000	474,065
General Motors Co.	6.250%	10/02/43	9,980,000	11,185,600
Lear Corp.	5.250%	05/15/49	11,695,000	12,107,280
				24,350,570
Banking — 1.9%
Popular, Inc.	6.125%	09/14/23	20,350,000	21,901,688
Basic Industry — 7.8%
Ashland Global Holdings, Inc.	6.875%	05/15/43	10,207,000	11,687,015
Century Communities, Inc.	5.875%	07/15/25	9,401,000	9,788,791
Century Communities, Inc. (a)	6.750%	06/01/27	1,620,000	1,736,964
GCP Applied Technologies, Inc. (a)	5.500%	04/15/26	4,800,000	5,040,000
MDC Holdings, Inc.	6.000%	01/15/43	6,137,000	6,382,480
Mueller Industries, Inc. (b)	6.000%	03/01/27	24,598,000	25,182,203
Summit Materials LLC	6.125%	07/15/23	13,727,000	13,950,063
Summit Materials LLC (a)	6.500%	03/15/27	3,852,000	4,140,900
Valvoline, Inc.	5.500%	07/15/24	8,460,000	8,777,250
Zekelman Industries, Inc. (a)	9.875%	06/15/23	2,391,000	2,513,539
				89,199,205
Capital Goods — 3.8%
Hillenbrand, Inc.	4.500%	09/15/26	7,265,000	7,591,041
SPX Flow, Inc. (a)	5.625%	08/15/24	1,662,000	1,730,558
TransDigm, Inc.	6.500%	07/15/24	17,161,000	17,698,997
Welbilt, Inc.	9.500%	02/15/24	15,792,000	16,739,520
				43,760,116

	Coupon	Maturity	Shares / Par Value	Fair Value
Consumer Goods — 4.3%
Altria Group, Inc.	5.950%	02/14/49	$900,000	$1,088,145
Bacardi Ltd. (a)	5.150%	05/15/38	3,012,000	3,396,238
BAT Capital Corp.	4.540%	08/15/47	3,760,000	3,770,481
Hasbro, Inc.	3.900%	11/19/29	4,295,000	4,320,747
Hasbro, Inc.	6.350%	03/15/40	16,540,000	19,164,633
Hasbro, Inc.	5.100%	05/15/44	6,902,000	6,846,353
Pilgrim’s Pride Corp. (a)	5.750%	03/15/25	7,787,000	8,048,878
US Foods, Inc. (a)	5.875%	06/15/24	2,515,000	2,590,450
				49,225,925
Energy — 9.8%
Aker BP ASA (a)	6.000%	07/01/22	2,240,000	2,301,600
Apergy Corp.	6.375%	05/01/26	17,611,000	18,579,605
Energen Corp.	7.125%	02/15/28	22,389,000	26,468,109
Floatel International Ltd. (c)	9.000%	04/11/24	6,400,000	2,432,000
Floatel International Ltd. (c)	12.750%	04/11/24	3,400,000	595,000
Magnolia Oil & Gas Corp. (a)	6.000%	08/01/26	18,755,000	19,223,875
Welltec A/S (a)	9.500%	12/01/22	35,583,000	35,227,170
WPX Energy, Inc.	5.250%	10/15/27	6,331,000	6,679,205
				111,506,564
Financial Services — 14.4%
AG Merger Sub II, Inc. (a)	10.750%	08/01/27	4,100,000	4,100,000
Alliance Data Systems Corp. (a)	4.750%	12/15/24	16,563,000	16,521,593
Credit Acceptance Corp.	7.375%	03/15/23	26,660,000	27,359,825
Credit Acceptance Corp. (a)	5.125%	12/31/24	9,590,000	9,958,831
Credit Acceptance Corp. (a)	6.625%	03/15/26	2,700,000	2,919,375
FirstCash, Inc. (a)	5.375%	06/01/24	16,235,000	16,803,225
FS KKR Capital Corp.	4.125%	02/01/25	22,681,000	22,979,849
Nationstar Mortgage / Capital Corp.	6.500%	07/01/21	43,301,000	43,409,252
Nationstar Mortgage / Capital Corp.	6.500%	06/01/22	13,106,000	13,114,787
Quicken Loans, Inc. (a)	5.750%	05/01/25	6,941,000	7,175,259
				164,341,996

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 93

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 80.9% continued
Health Care — 5.7%
DaVita Healthcare Partners, Inc.	5.125%	07/15/24	$17,772,000	$18,216,299
Molina Healthcare, Inc. (a)	4.875%	06/15/25	7,993,000	8,212,808
Mylan NV	5.250%	06/15/46	7,922,000	8,885,596
Par Pharmaceutical, Inc. (a)	7.500%	04/01/27	8,812,000	8,767,940
Teva Pharmaceuticals Finance Netherlands III BV (a)(b)	7.125%	01/31/25	2,450,000	2,516,640
Teva Pharmaceuticals Finance Netherlands III BV	3.150%	10/01/26	21,530,000	17,923,725
				64,523,008
Insurance — 2.7%
AssuredPartners, Inc. (a)	7.000%	08/15/25	14,958,000	15,215,277
GTCR AP Finance, Inc. (a)(b)	8.000%	05/15/27	7,926,000	8,243,040
Hub International Ltd. (a)	7.000%	05/01/26	3,097,000	3,275,078
USIS Merger Subordinated, Inc. (a)	6.875%	05/01/25	3,509,000	3,586,900
				30,320,295
Leisure — 2.5%
CCM Merger, Inc. (a)	6.000%	03/15/22	1,030,000	1,050,600
Jack Ohio Finance, LLC (a)	6.750%	11/15/21	975,000	994,500
Speedway Motorsports, LLC (a)	4.875%	11/01/27	11,100,000	11,252,625
Station Casinos LLC (a)(b)	5.000%	10/01/25	14,796,000	15,054,930
				28,352,655
Media — 5.2%
Cimpress NV (a)	7.000%	06/15/26	33,888,000	36,344,880
Twitter, Inc. (a)	3.875%	12/15/27	23,138,000	23,125,968
				59,470,848

	Coupon	Maturity	Shares / Par Value	Fair Value
Real Estate — 2.9%
Forestar Group, Inc. (a)	8.000%	04/15/24	$11,667,000	$12,687,863
iStar, Inc.	4.250%	08/01/25	13,165,000	13,309,288
Kennedy Wilson, Inc.	5.875%	04/01/24	2,024,000	2,074,600
RHP Hotel Properties LP	5.000%	04/15/23	4,956,000	5,055,120
				33,126,871
Retail — 8.4%
DriveTime Automotive Group (a)	8.000%	06/01/21	19,400,000	19,715,250
Golden Nugget, Inc. (a)	6.750%	10/15/24	1,507,000	1,559,745
GrubHub Holdings, Inc. (a)	5.500%	07/01/27	21,002,000	19,664,173
Liberty Interactive LLC	8.500%	07/15/29	6,000,000	5,947,500
Liberty Interactive LLC	8.250%	02/01/30	20,193,000	19,940,588
Nathan’s Famous, Inc. (a)	6.625%	11/01/25	27,929,000	28,487,579
				95,314,835
Services — 4.3%
IAA Spinco, Inc. (a)	5.500%	06/15/27	11,461,000	12,177,313
KAR Auction Services, Inc. (a)	5.125%	06/01/25	15,080,000	15,683,200
Korn Ferry International (a)	4.625%	12/15/27	6,706,000	6,739,530
Mobile Mini, Inc.	5.875%	07/01/24	8,885,000	9,240,400
Stericycle, Inc. (a)	5.375%	07/15/24	5,286,000	5,550,300
				49,390,743
Technology & Electronics — 0.9%
Dell International LLC (a)	8.100%	07/15/36	4,933,000	6,474,533
Juniper Networks, Inc.	5.950%	03/15/41	3,609,000	4,190,728
				10,665,261
Telecommunications — 4.0%
Cogent Communications, Inc. (a)	5.625%	04/15/21	26,401,000	26,632,009
Cogent Communications, Inc. (a)	5.375%	03/01/22	4,655,000	4,864,475
Frontier Communications Corp. (a)	8.000%	04/01/27	9,785,000	10,225,325
US Cellular Corp.	6.700%	12/15/33	3,534,000	3,869,730
				45,591,539

94 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 80.9% continued
Transportation — 0.2%
United Airlines Pass-Through Trust, Series 2013-1	5.375%	02/15/23	$228,786	$236,921
United Continental Holdings, Inc.	4.250%	10/01/22	350,000	365,750
XPO Logistics, Inc. (a)	6.125%	09/01/23	913,000	942,490
				1,545,161
Total Corporate Bonds				$922,587,280

	Shares	Fair Value
Registered Investment Companies — 17.9%
Diamond Hill Short Duration Total Return Fund, Class Y (d)	5,041,676	$51,021,763
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (e)	152,075,278	152,090,485
State Street Navigator Securities Lending Portfolio I, 1.86% (e)(f)	1,106,825	1,106,825
Total Registered Investment Companies		$204,219,073
Total Investment Securities — 98.9%
(Cost $1,114,247,733)		$1,128,036,262
Other Assets in Excess of Liabilities — 1.1%		12,691,438
Net Assets — 100.0%		$1,140,727,700

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2019 was $452,473,424, representing 39.7% of net assets.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $1,074,785.
(c)	Illiquid security as determined under procedures approved by the Board of Trustees. The total fair value of these securities as of December 31, 2019 was $3,027,000, representing 0.3% of net assets.
(d)	Affiliated Fund.
(e)	The rate shown is the 7-day effective yield as of December 31,2019.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $1,106,825.
*

Non-income producing security. Restricted and illiquid securities not registered under the securities act of 1933 and valued at fair value by the Valuation & Liquidity Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd. VI, Class PNN	December-04	$621,631	$268,048	0.02%
Alesco Preferred Funding Ltd., Class PNNE	March-05	$336,608	$138,354	0.01%
Fort Sheridan ABS CDO Ltd., Series 05-1A, Class PPN2	March-05	$518,422	$317,234	0.03%
Taberna Preferred Funding Ltd., Class PPN2	March-05	$1,050,365	$506,273	0.04%
		$2,527,026	$1,229,909	0.10%

ASA - Allmennaksjeselskap

A/S - Ansvarlig Selskap

BV - Besloten Vennootschap

NV - Naamloze Vennootschap

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 95

Diamond Hill High Yield Fund
Schedule of Investments
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 90.6%
Automotive — 2.6%
Ford Motor Credit Co. LLC	5.596%	01/07/22	$250,000	$263,370
General Motors Co.	6.250%	10/02/43	1,350,000	1,513,082
Lear Corp.	5.250%	05/15/49	1,675,000	1,734,048
				3,510,500
Banking — 1.0%
Popular, Inc.	6.125%	09/14/23	1,275,000	1,372,219
Basic Industry — 8.4%
Ashland Global Holdings, Inc.	6.875%	05/15/43	1,375,000	1,574,375
Century Communities, Inc. (a)	6.750%	06/01/27	1,850,000	1,983,570
GCP Applied Technologies, Inc. (a)	5.500%	04/15/26	640,000	672,000
MDC Holdings, Inc.	6.000%	01/15/43	900,000	936,000
Mueller Industries, Inc.	6.000%	03/01/27	2,800,000	2,866,500
Summit Materials LLC	6.125%	07/15/23	1,750,000	1,778,437
Summit Materials LLC (a)	6.500%	03/15/27	400,000	430,000
Valvoline, Inc.	5.500%	07/15/24	200,000	207,500
Zekelman Industries, Inc. (a)	9.875%	06/15/23	852,000	895,665
				11,344,047
Capital Goods — 4.1%
Hillenbrand, Inc.	4.500%	09/15/26	700,000	731,415
SPX Flow, Inc. (a)	5.625%	08/15/24	100,000	104,125
TransDigm, Inc.	6.500%	07/15/24	2,100,000	2,165,835
Welbilt, Inc.	9.500%	02/15/24	2,400,000	2,544,000
				5,545,375
Consumer Goods — 4.3%
Altria Group, Inc.	5.950%	02/14/49	100,000	120,905
Bacardi Ltd. (a)	5.150%	05/15/38	150,000	169,135
BAT Capital Corp.	4.540%	08/15/47	550,000	551,533
Hasbro, Inc.	3.900%	11/19/29	155,000	155,929
Hasbro, Inc.	6.350%	03/15/40	3,000,000	3,476,052
Hasbro, Inc.	5.100%	05/15/44	950,000	942,341
Pilgrim’s Pride Corp. (a)	5.750%	03/15/25	350,000	361,770
				5,777,665
Energy — 13.4%
Aker BP ASA (a)	6.000%	07/01/22	550,000	565,125
Apergy Corp.	6.375%	05/01/26	2,725,000	2,874,875
Energen Corp.	7.125%	02/15/28	4,350,000	5,142,538
Floatel International Ltd.	9.000%	04/11/24	600,000	228,000

	Coupon	Maturity	Shares / Par Value	Fair Value
Energy — 13.4% continued
Floatel International Ltd. (b)	12.750%	04/11/24	$600,000	$105,000
Magnolia Oil & Gas Corp. (a)	6.000%	08/01/26	3,575,000	3,664,375
Welltec A/S (a)	9.500%	12/01/22	4,450,000	4,405,500
WPX Energy, Inc.	5.250%	10/15/27	1,050,000	1,107,750
				18,093,163
Financial Services — 16.9%
AG Merger Sub II, Inc. (a)	10.750%	08/01/27	900,000	900,000
Alliance Data Systems Corp. (a)	4.750%	12/15/24	3,000,000	2,992,500
Credit Acceptance Corp.	7.375%	03/15/23	2,300,000	2,360,375
Credit Acceptance Corp. (a)	5.125%	12/31/24	1,550,000	1,609,613
Credit Acceptance Corp. (a)	6.625%	03/15/26	500,000	540,625
FirstCash, Inc. (a)	5.375%	06/01/24	1,075,000	1,112,625
FS KKR Capital Corp.	4.125%	02/01/25	3,300,000	3,343,481
Nationstar Mortgage / Capital Corp.	6.500%	07/01/21	5,050,000	5,062,625
Nationstar Mortgage / Capital Corp.	6.500%	06/01/22	3,590,000	3,592,407
Quicken Loans, Inc. (a)	5.750%	05/01/25	1,275,000	1,318,031
				22,832,282
Health Care — 6.5%
DaVita Healthcare Partners, Inc.	5.125%	07/15/24	2,150,000	2,203,750
Molina Healthcare, Inc. (a)	4.875%	06/15/25	580,000	595,950
Mylan NV	5.250%	06/15/46	675,000	757,104
Par Pharmaceutical, Inc. (a)	7.500%	04/01/27	1,175,000	1,169,125
Teva Pharmaceuticals Finance Netherlands III BV (a)(c)	7.125%	01/31/25	400,000	410,880
Teva Pharmaceuticals Finance Netherlands III BV	3.150%	10/01/26	4,400,000	3,663,000
				8,799,809

96 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 90.6% continued
Insurance — 3.6%
AssuredPartners, Inc. (a)	7.000%	08/15/25	$2,450,000	$2,492,140
GTCR AP Finance, Inc. (a)	8.000%	05/15/27	1,275,000	1,326,000
Hub International Ltd. (a)	7.000%	05/01/26	250,000	264,375
USIS Merger Subordinated, Inc. (a)	6.875%	05/01/25	750,000	766,650
				4,849,165
Leisure — 2.7%
CCM Merger, Inc. (a)	6.000%	03/15/22	169,000	172,380
Jack Ohio Finance, LLC (a)	6.750%	11/15/21	245,000	249,900
Speedway Motorsports, LLC (a)	4.875%	11/01/27	1,700,000	1,723,375
Station Casinos LLC (a)	5.000%	10/01/25	1,450,000	1,475,375
				3,621,030
Media — 5.7%
Cimpress NV (a)	7.000%	06/15/26	3,850,000	4,129,125
Twitter, Inc. (a)	3.875%	12/15/27	3,500,000	3,498,180
				7,627,305
Real Estate — 2.5%
Forestar Group, Inc. (a)	8.000%	04/15/24	1,325,000	1,440,938
iStar, Inc	4.250%	08/01/25	1,285,000	1,299,084
RHP Hotel Properties LP	5.000%	04/15/23	675,000	688,500
				3,428,522
Retail — 10.1%
DriveTime Automotive Group (a)	8.000%	06/01/21	2,850,000	2,896,312
Golden Nugget, Inc. (a)	6.750%	10/15/24	150,000	155,250
GrubHub Holdings, Inc. (a)	5.500%	07/01/27	3,275,000	3,066,383
Liberty Interactive LLC	8.500%	07/15/29	700,000	693,875
Liberty Interactive LLC	8.250%	02/01/30	3,125,000	3,085,937
Nathan’s Famous, Inc. (a)	6.625%	11/01/25	3,600,000	3,672,000
				13,569,757

	Coupon	Maturity	Shares / Par Value	Fair Value
Services — 5.0%
IAA Spinco, Inc. (a)	5.500%	06/15/27	$2,150,000	$2,284,375
KAR Auction Services, Inc. (a)	5.125%	06/01/25	1,500,000	1,560,000
Korn Ferry International (a)	4.625%	12/15/27	1,050,000	1,055,250
Mobile Mini, Inc.	5.875%	07/01/24	1,100,000	1,144,000
Stericycle, Inc. (a)	5.375%	07/15/24	600,000	630,000
				6,673,625
Technology & Electronics — 1.0%
Dell International LLC (a)	8.100%	07/15/36	265,000	347,811
Juniper Networks, Inc.	5.950%	03/15/41	800,000	928,950
				1,276,761
Telecommunications — 2.4%
Cogent Communications, Inc. (a)	5.625%	04/15/21	1,500,000	1,513,125
Frontier Communications Corp. (a)	8.000%	04/01/27	1,100,000	1,149,500
US Cellular Corp.	6.700%	12/15/33	550,000	602,250
				3,264,875
Transportation — 0.4%
Continental Airlines Pass-Through Trust, Series 2012-1	6.250%	10/11/21	200,971	202,599
Continental Airlines Pass-Through Trust, Series 2012-2	5.500%	04/29/22	95,556	97,321
U.S. Airways Pass-Through Trust, Series 2012-2	6.750%	12/03/22	202,930	212,994
				512,914
Total Corporate Bonds				$122,099,014
Securitized — 3.7%
ABS-Other — 0.4%
Access Point Financial, Inc., Series 2017-A, Class C (a)	5.820%	04/15/29	250,000	254,627
Kabbage Funding LLC, Series 2019-1, Class D (a)	5.688%	03/15/24	250,000	253,000
				507,627

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 97

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2019

	Coupon	Maturity	Shares / Par Value	Fair Value
Securitized — 3.7% continued
Auto Loan — 0.5%
CIG Auto Receivables Trust, Series 2017-1A, Class C (a)	5.330%	12/16/24	$400,000	$402,659
Skopos Auto Receivables Trust, Series 2019-1A, Class D (a)	5.240%	04/15/25	320,000	318,538
				721,197
Consumer — 2.4%
Freedom Financial, Series 2019-2, Class C (a)	4.860%	11/18/26	1,000,000	996,235
LendingPoint Asset Securitization Trust, Series 2019-2, Class C (a)	4.660%	11/10/25	441,000	439,658
Mariner Finance Issuance Trust, Series 2018-AA, Class D (a)	6.570%	11/20/30	275,000	284,154
Oportun Funding LLC, Series 2018-C, Class D (a)	6.790%	10/08/24	500,000	513,976
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C (a)	4.950%	02/17/26	1,000,000	998,139
				3,232,162
Credit Cards — 0.2%
Fortiva Retail Credit Master Note, Series 2018-1, Class C (a)	7.730%	11/15/23	250,000	257,234
Equipment — 0.1%
Ascentium Equipment Receivables Trust, Series 2016-2A, Class E (a)	6.790%	10/10/24	100,000	101,491
Non Agency MBS CMO — 0.1%
Cascade Funding Mortgage Trust, Series 2018-RM1, Class A2 (a)	5.875%	06/25/48	200,000	200,403
Total Securitized				$5,020,114

	Shares	Fair Value
Registered Investment Companies — 4.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 1.73% (d)	5,645,820	$5,646,385
State Street Navigator Securities Lending Portfolio I, 1.86% (d)(e)	136,500	136,500
Total Registered Investment Companies		$5,782,885
Total Investment Securities — 98.6%
(Cost $130,854,658)		$132,902,013
Other Assets in Excess of Liabilities — 1.4%		1,855,450
Net Assets — 100.0%		$134,757,463

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of these securities as of December 31, 2019 was $64,789,172, representing 48.1% of net assets.

(b)	Illiquid security as determined under procedures approved by the Board of Trustees. The total fair value of these securities as of December 31, 2019 was $105,000, representing 0.1% of net assets.
(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2019 was $133,536.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
(e)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2019 was $136,500.

ASA - Allmennaksjeselskap

A/S - Ansvarlig Selskap

BV - Besloten Vennootschap

NV - Naamloze Vennootschap

See accompanying Notes to Financial Statements.

98 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments
December 31, 2019 (Unaudited)

Diamond Hill Small Cap Fund
Sector Allocation	% of Net Assets
Industrials	24.9%
Financials	24.4%
Consumer Discretionary	13.5%
Consumer Staples	7.7%
Real Estate	6.0%
Communication Services	5.6%
Information Technology	5.3%
Energy	3.1%
Utilities	2.4%
Materials	2.3%
Health Care	2.1%
Registered Investment Companies	9.6%
Other
Net Other Assets (Liabilities)	-6.9%
100.0%

Russell 2000 Index Sector Allocation	% of Index
Industrials	15.7%
Financials	17.7%
Consumer Discretionary	10.9%
Consumer Staples	3.0%
Real Estate	7.8%
Communication Services	2.3%
Information Technology	13.6%
Energy	3.1%
Utilities	3.7%
Materials	3.9%
Health Care	18.3%
100.0%

Diamond Hill Small-Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	24.3%
Industrials	19.7%
Consumer Discretionary	12.1%
Real Estate	8.1%
Consumer Staples	7.1%
Materials	5.9%
Information Technology	4.1%
Utilities	3.6%
Energy	3.3%
Communication Services	2.4%
Health Care	2.2%
Registered Investment Companies	11.8%
Other
Net Other Assets (Liabilities)	-4.6%
100.0%

Russell 2500 Index Sector Allocation	% of Index
Financials	16.1%
Industrials	15.0%
Consumer Discretionary	11.3%
Real Estate	10.2%
Consumer Staples	2.9%
Materials	5.1%
Information Technology	16.1%
Utilities	3.6%
Energy	2.7%
Communication Services	3.1%
Health Care	13.9%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 99

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2019 (Unaudited)

Diamond Hill Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	27.5%
Industrials	17.2%
Consumer Discretionary	12.2%
Consumer Staples	7.3%
Real Estate	6.3%
Materials	5.8%
Utilities	3.6%
Information Technology	3.6%
Energy	3.5%
Communication Services	2.4%
Health Care	2.3%
Registered Investment Companies	10.2%
Other
Net Other Assets (Liabilities)	-1.9%
100.0%

Russell Midcap Index Sector Allocation	% of Index
Financials	12.9%
Industrials	13.8%
Consumer Discretionary	11.3%
Consumer Staples	4.1%
Real Estate	9.5%
Materials	5.2%
Utilities	6.8%
Information Technology	18.0%
Energy	3.9%
Communication Services	4.3%
Health Care	10.2%
100.0%

Diamond Hill Large Cap Fund
Sector Allocation	% of Net Assets
Financials	27.5%
Health Care	13.8%
Consumer Discretionary	13.3%
Communication Services	12.0%
Consumer Staples	10.5%
Industrials	7.5%
Information Technology	5.7%
Energy	3.6%
Materials	3.4%
Registered Investment Companies	2.6%
Other
Net Other Assets (Liabilities)	0.1%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	13.2%
Health Care	13.9%
Consumer Discretionary	10.5%
Communication Services	9.9%
Consumer Staples	6.1%
Industrials	9.5%
Information Technology	23.1%
Energy	4.1%
Materials	2.8%
Real Estate	3.7%
Utilities	3.2%
100.0%

100 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2019 (Unaudited)

Diamond Hill All Cap Select Fund
Sector Allocation	% of Net Assets
Financials	30.6%
Industrials	16.5%
Consumer Discretionary	15.2%
Consumer Staples	8.7%
Health Care	8.7%
Communication Services	7.9%
Information Technology	4.2%
Materials	3.0%
Registered Investment Companies	8.0%
Other
Net Other Assets (Liabilities)	-2.8%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Financials	13.5%
Industrials	9.9%
Consumer Discretionary	10.6%
Consumer Staples	5.9%
Health Care	14.2%
Communication Services	9.4%
Information Technology	22.4%
Materials	2.8%
Energy	4.1%
Real Estate	4.0%
Utilities	3.2%
100.0%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	24.8%
Industrials	13.8%
Health Care	12.1%
Communication Services	10.0%
Information Technology	7.9%
Consumer Discretionary	7.3%
Materials	5.4%
Consumer Staples	2.9%
Energy	2.3%
Registered Investment Companies	27.4%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-9.3%
Industrials	-4.9%
Financials	-4.5%
Information Technology	-3.9%
Consumer Staples	-2.5%
Health Care	-2.1%
Utilities	-1.4%
Communication Services	-0.6%
Materials	-0.5%
Real Estate	-0.3%
Other
Segregated Cash With Custodian	30.2%
Net Other Assets (Liabilities)	-14.1%
100.0%

Russell 1000 Index Sector Allocation	% of Index
Financials	13.2%
Industrials	9.5%
Health Care	13.9%
Communication Services	9.9%
Information Technology	23.1%
Consumer Discretionary	10.5%
Materials	2.8%
Consumer Staples	6.1%
Energy	4.1%
Utilities	3.2%
Real Estate	3.7%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 101

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2019 (Unaudited)

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Industrials	18.2%
Communication Services	15.9%
Financials	13.5%
Information Technology	13.3%
Consumer Discretionary	11.1%
Health Care	11.0%
Materials	6.4%
Consumer Staples	3.9%
Real Estate	2.6%
Energy	1.7%
Utilities	0.2%
Registered Investment Companies	23.9%

Short Portfolio Sector Allocation	% of Net Assets
Consumer Discretionary	-7.7%
Financials	-3.3%
Information Technology	-3.3%
Health Care	-1.2%
Industrials	-1.1%
Consumer Staples	-0.7%
Communication Services	-0.6%
Utilities	-0.4%
Real Estate	-0.3%
Materials	-0.1%
Other
Segregated Cash With Custodian	20.9%
Net Other Assets (Liabilities)	-23.9%
100.0%

Russell 3000 Index Sector Allocation	% of Index
Industrials	9.9%
Communication Services	9.4%
Financials	13.5%
Information Technology	22.4%
Consumer Discretionary	10.6%
Health Care	14.2%
Materials	2.8%
Consumer Staples	5.9%
Real Estate	4.0%
Energy	4.1%
Utilities	3.2%
100.0%

Diamond Hill Global Fund
Sector Allocation	% of Net Assets
Financials	28.7%
Industrials	15.6%
Consumer Discretionary	14.3%
Information Technology	9.1%
Health Care	8.8%
Consumer Staples	8.8%
Communication Services	8.1%
Materials	4.1%
Registered Investment Companies	5.0%
Other
Net Other Assets (Liabilities)	-2.5%
100.0%

Morningstar Global Markets Index Sector Allocation	% of Index
Financials	16.5%
Industrials	11.4%
Consumer Discretionary	11.3%
Information Technology	16.4%
Health Care	11.5%
Consumer Staples	7.4%
Communication Services	8.1%
Materials	5.1%
Energy	4.9%
Real Estate	4.2%
Utilities	3.2%
100.0%

102 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2019 (Unaudited)

Diamond Hill International Fund
Sector Allocation	% of Net Assets
Financials	24.6%
Communication Services	21.5%
Consumer Staples	14.3%
Health Care	12.0%
Industrials	9.8%
Information Technology	6.6%
Consumer Discretionary	6.4%
Materials	2.9%
Registered Investment Companies	4.6%
Other
Net Other Assets (Liabilities)	-2.7%
100.0%

Morningstar Global Markets ex U.S. Index Sector Allocation	% of Index
Financials	20.0%
Communication Services	6.3%
Consumer Staples	8.9%
Health Care	8.7%
Industrials	13.4%
Information Technology	9.1%
Consumer Discretionary	12.0%
Materials	7.7%
Energy	6.0%
Real Estate	4.5%
Utilities	3.4%
100.0%

Diamond Hill Short Duration Total Return Fund
Sector Allocation	% of Net Assets
Securitized	84.2%
Treasury	6.6%
Corporate Credit	4.9%
Registered Investment Companies	9.3%
Other
Net Other Assets (Liabilities)	-5.0%
100.0%

Bloomberg Barclays U.S. 1-3 Yr. Gov./Credit Index Sector Allocation	% of Index
Treasury	67.0%
Corporate Credit	23.1%
Non-Corporate Credit	7.0%
Agency	2.9%
100.0%

Diamond Hill Core Bond Fund
Sector Allocation	% of Net Assets
Securitized	58.1%
Treasury	21.4%
Corporate Credit	16.4%
Government Related	0.5%
Registered Investment Companies	6.2%
Other
Net Other Assets (Liabilities)	-2.6%
100.0%

Bloomberg Barclays U.S. Aggregate Index Sector Allocation	% of Index
Treasury	39.6%
Corporate Credit	25.1%
Agency	1.3%
Agency RMBS/CMBS	27.9%
Asset-Backed Securities	0.4%
Non-Agency RMBS/CMBS	1.3%
Non-Corporate Credit	4.4%
100.0%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 103

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2019 (Unaudited)

Diamond Hill Corporate Credit Fund
Sector Allocation	% of Net Assets
Financial Services	14.4%
Energy	9.8%
Retail	8.4%
Basic Industry	7.8%
Health Care	5.7%
Media	5.2%
Services	4.3%
Consumer Goods	4.3%
Telecommunications	4.0%
Capital Goods	3.8%
Real Estate	2.9%
Insurance	2.7%
Leisure	2.5%
Automotive	2.1%
Banking	1.9%
Technology & Electronics	0.9%
Transportation	0.2%
Registered Investment Companies	17.9%
Other
Collateralized Debt Obligations	0.1%
Net Other Assets (Liabilities)	1.1%
100.0%

ICE BofA U.S. Corporate & High Yield Index Sector Allocation	% of Index
Financial Services	2.8%
Energy	11.6%
Retail	3.4%
Basic Industry	5.4%
Health Care	9.5%
Media	4.4%
Services	1.7%
Consumer Goods	5.8%
Telecommunications	5.2%
Capital Goods	4.8%
Real Estate	2.5%
Insurance	3.6%
Leisure	1.0%
Automotive	2.5%
Banking	19.0%
Technology & Electronics	7.1%
Transportation	2.2%
Utility	7.5%
100.0%

Diamond Hill High Yield Fund
Sector Allocation	% of Net Assets
Financial Services	16.9%
Energy	13.4%
Retail	10.1%
Basic Industry	8.4%
Health Care	6.5%
Media	5.7%
Services	5.0%
Consumer Goods	4.3%
Capital Goods	4.1%
Insurance	3.6%
Leisure	2.7%
Automotive	2.6%
Real Estate	2.5%
Telecommunications	2.4%
Consumer	2.4%
Banking	1.0%
Technology & Electronics	1.0%
Auto Loan	0.5%
Transportation	0.4%
ABS - Other	0.4%
Credit Cards	0.2%
Non Agency MBS CMO	0.1%
Equipment	0.1%
Registered Investment Companies	4.3%
Other
Net Other Assets (Liabilities)	1.4%
100.0%

ICE BofA U.S. High Yield Index Sector Allocation	% of Index
Financial Services	4.4%
Energy	12.5%
Retail	4.7%
Basic Industry	10.4%
Health Care	10.4%
Media	10.8%
Services	5.8%
Consumer Goods	3.5%
Capital Goods	6.6%
Insurance	1.1%
Leisure	5.0%
Automotive	2.0%
Real Estate	1.7%
Telecommunications	10.6%
Banking	1.7%
Technology & Electronics	5.1%
Transportation	1.1%
Utility	2.6%
100.0%

104 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

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DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 105

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2019

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund
Assets
Investment in unaffiliated securities, at cost	$529,289,680	$2,026,657,200	$204,600,124
Investment in affiliated securities, at cost	—	40,566,610	2,340,897
Investment in unaffiliated securities, at fair value*	$804,561,740	$2,508,517,281	$232,023,141
Investments in affiliated securities, at fair value	—	40,751,490	2,345,400
Cash	—	—	—
Cash deposits with custodian for securities sold short	—	—	—
Receivable for fund shares issued	388,178	778,472	365,466
Receivable for investments sold	2,115,419	—	—
Receivable for dividends and interest	1,113,020	2,532,480	223,489
Prepaid expenses and other assets	129	165	—
Total Assets	808,178,486	2,552,579,888	234,957,496

Liabilities
Investments sold short, at fair value (proceeds $–,$–,$–,$–,$–, $963,079,987,$11,981,934,$–,$– and $–)	—	—	—
Due to custodian	—	—	—
Payable for securities purchased	—	—	377,875
Payable for fund shares redeemed	715,851	5,102,813	336,985
Payable for dividend expense on securities sold short	—	—	—
Payable for return of collateral received for securities on loan	53,910,257	109,189,881	4,102,191
Payable to Investment Adviser	515,872	1,525,989	114,690
Payable to Administrator	105,256	239,970	31,721
Accrued distribution and service fees	47,173	58,181	6,735
Other accrued expenses	600	600	600
Total Liabilities	55,295,009	116,117,434	4,970,797

Net Assets	$752,883,477	$2,436,462,454	$229,986,699

Components of Net Assets
Paid-in capital	$479,027,360	$1,965,855,300	$202,797,063
Distributable earnings	273,856,117	470,607,154	27,189,636
Net Assets	$752,883,477	$2,436,462,454	$229,986,699
Net Assets
Class A Shares	$165,338,606	$183,913,631	$31,996,543
Class C Shares	$13,500,892	$23,472,157	$—
Class I Shares	$469,013,677	$1,081,618,933	$177,536,070
Class Y Shares	$105,030,302	$1,147,457,733	$20,454,086
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	5,293,946	8,148,726	2,185,272
Class C Shares	512,712	1,151,781	—
Class I Shares	14,763,400	47,448,699	12,087,315
Class Y Shares	3,303,256	50,232,620	1,388,313
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$31.23	$22.57	$14.64
Class C Shares(A)	$26.33	$20.38	$—
Class I Shares	$31.77	$22.80	$14.69
Class Y Shares	$31.80	$22.84	$14.73
Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share Class A Shares	$32.87	$23.76	$15.41
* Includes value of securities on loan	$162,695,070	$190,937,589	$5,712,625

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

106 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Large Cap Fund	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Global Fund	International Fund	Short Duration Total Return Fund

$4,731,934,313	$234,813,717	$2,983,089,376	$79,961,550	$20,190,747	$12,639,731	$847,587,968
—	—	68,054,113	—	—	—	—
$6,765,540,509	$280,078,887	$3,949,277,491	$93,219,992	$22,393,988	$13,854,845	$849,143,011
—	—	68,433,025	—	—	—	—
—	—	—	35	4	—	592
—	—	1,064,461,553	15,980,900	—	—	—
18,884,300	72,347	4,921,994	15,415	—	—	1,137,805
—	—	35,297,238	1,870,969	—	—	59,376
8,511,066	348,080	3,512,396	66,307	35,360	17,452	2,085,160
567	90	96	48	—	—	—
6,792,936,442	280,499,404	5,125,903,793	111,153,666	22,429,352	13,872,297	852,425,944

—	—	1,056,982,316	14,354,983	—	—	—
—	—	—	—	—	476	—
—	210,448	3,393,556	2,886,492	—	—	3,909,784
6,387,143	12,263	2,615,757	11,330	—	—	877,005
—	—	2,817,453	34,079	—	—	—
9,680,151	7,741,480	528,811,125	17,217,746	559,056	372,210	38,637,375
2,854,741	150,247	2,688,268	62,957	11,555	7,248	237,313
859,866	28,295	491,641	9,660	1,534	942	93,293
332,232	6,355	85,724	3,479	23	6	11,506
600	600	600	1,560	2,190	1,122	600
20,114,733	8,149,688	1,597,886,440	34,582,286	574,358	382,004	43,766,876

$6,772,821,709	$272,349,716	$3,528,017,353	$76,571,380	$21,854,994	$13,490,293	$808,659,068

$4,755,924,926	$232,142,441	$2,644,188,839	$65,665,345	$20,158,733	$12,193,099	$807,120,281
2,016,896,783	40,207,275	883,828,514	10,906,035	1,696,261	1,297,194	1,538,787
$6,772,821,709	$272,349,716	$3,528,017,353	$76,571,380	$21,854,994	$13,490,293	$808,659,068

$1,243,451,953	$11,049,177	$234,584,494	$10,645,629	$110,699	$45,426	$55,727,173
$83,935,756	$4,747,329	$41,746,730	$1,367,982	$—	$—	$—
$3,877,615,544	$152,590,686	$2,959,933,116	$45,157,860	$6,216,195	$3,828,422	$525,994,114
$1,567,818,456	$103,962,524	$291,753,013	$19,399,909	$15,528,100	$9,616,445	$226,937,781

43,087,660	683,261	8,921,803	454,175	7,354	3,096	5,510,847
3,080,230	316,814	1,808,511	62,472	—	—	—
133,494,730	9,350,600	109,711,386	1,896,300	412,135	260,591	51,999,806
53,933,852	6,351,561	10,767,638	811,548	1,028,641	654,738	22,418,835

$28.86	$16.17	$26.29	$23.44	$15.05	$14.67	$10.11
$27.25	$14.98	$23.08	$21.90	$—	$—	$—
$29.05	$16.32	$26.98	$23.81	$15.08	$14.69	$10.12
$29.07	$16.37	$27.10	$23.90	$15.10	$14.69	$10.12

5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	2.25%
$30.38	$17.02	$27.67	$24.67	$15.84	$15.44	$10.34
$31,194,489	$7,554,023	$518,894,516	$16,911,205	$544,148	$572,453	$38,613,433

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 107

Diamond Hill Funds
Statements of Assets & Liabilities (Continued)
December 31, 2019

	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Assets
Investment in unaffiliated securities, at cost	$123,588,775	$1,063,384,870	$130,854,658
Investment in affiliated securities, at cost	—	50,862,863	—
Investment in unaffiliated securities, at fair value*	$125,191,176	$1,077,014,499	$132,902,013
Investments in affiliated securities, at fair value	—	51,021,763	—
Cash	53	—	—
Receivable for fund shares issued	193,277	4,565,118	416,749
Receivable for investments sold	—	3,373,716	759,455
Receivable for dividends and interest	535,456	14,576,231	1,887,774
Total Assets	125,919,962	1,150,551,327	135,965,991

Liabilities
Due to custodian	—	21	—
Payable for securities purchased	—	7,252,878	920,452
Payable for fund shares redeemed	988,464	842,729	72,902
Payable for return of collateral received for securities on loan	2,838,375	1,106,825	136,500
Payable to Investment Adviser	31,072	414,311	56,580
Payable to Administrator	12,387	158,791	17,640
Accrued distribution and service fees	751	47,472	3,854
Other accrued expenses	600	600	600
Total Liabilities	3,871,649	9,823,627	1,208,528

Net Assets	$122,048,313	$1,140,727,700	$134,757,463

Components of Net Assets
Paid-in capital	$120,655,746	$1,122,169,966	$131,837,569
Distributable earnings	1,392,567	18,557,734	2,919,894
Net Assets	$122,048,313	$1,140,727,700	$134,757,463
Net Assets
Class A Shares	$3,599,039	$120,013,949	$18,004,320
Class C Shares	$—	$26,683,204	$—
Class I Shares	$66,173,945	$911,514,487	$96,563,319
Class Y Shares	$52,275,329	$82,516,060	$20,189,824
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	353,247	10,459,062	1,633,799
Class C Shares	—	2,334,112	—
Class I Shares	6,495,697	79,707,838	8,757,564
Class Y Shares	5,127,414	7,219,377	1,831,170
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.19	$11.47	$11.02
Class C Shares(A)	$—	$11.43	$—
Class I Shares	$10.19	$11.44	$11.03
Class Y Shares	$10.20	$11.43	$11.03
Maximum Offering Price
Maximum sales charge — Class A Shares	3.50%	3.50%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share Class A Shares	$10.56	$11.89	$11.42
* Includes value of securities on loan	$5,076,017	$1,074,785	$133,536

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

108 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2019

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	All Cap Select Fund
Investment Income
Dividends	$12,464,669	$30,239,915	$2,427,247	$120,084,775	$3,674,807
Income distributions from affiliated investments	213,534	1,652,814	95,126	—	—
Securities lending income	411,899	958,024	38,037	129,216	23,297
Foreign taxes withheld	(13,943)	(44,060)	—	—	(4,125)
Total Investment Income	13,076,159	32,806,693	2,560,410	120,213,991	3,693,979

Expenses
Investment advisory fees	7,026,511	17,260,636	1,066,902	30,038,587	1,589,379
Administration fees	1,426,229	2,704,173	285,349	9,158,582	302,209
Distribution and service fees — Class A	469,751	441,377	71,694	2,936,863	24,165
Distribution and service fees — Class C	214,510	260,763	—	845,970	62,451
Proxy expenses	69,504	186,663	14,718	470,810	17,099
Other fees	3,588	6,140	1,866	13,145	1,923
Total Expenses	9,210,093	20,859,752	1,440,529	43,463,957	1,997,226
Advisory fees waived by Adviser	(20,711)	(139,722)	(8,042)	—	—
Net Expenses	9,189,382	20,720,030	1,432,487	43,463,957	1,997,226

Net Investment Income	3,886,777	12,086,663	1,127,923	76,750,034	1,696,753

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investment transactions	43,407,684	108,293,002	4,287,802	153,325,517	(5,032,474)
Net realized gains on sales from affiliated investments	71,515	—	—	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	134,515,832	426,831,327	29,182,564	1,396,404,458	63,270,956
Net change in unrealized appreciation (depreciation) on affiliated investments	31,853	229,651	13,217	—	—
Net Realized and Unrealized Gains on Investments	178,026,884	535,353,980	33,483,583	1,549,729,975	58,238,482

Change in Net Assets from Operations	$181,913,661	$547,440,643	$34,611,506	$1,626,480,009	$59,935,235

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 109

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2019(A)

	Long-Short Fund	Research Opportunities Fund	Global Fund	International Fund
Investment Income
Dividends	$60,427,697	$861,858	$390,746	$94,085
Non-cash income	5,115,549	77,784	—	—
Income distributions from affiliated investments	3,230,799	—	—	—
Rebates on short sales, net of fees	16,610,428	164,043	—	—
Interest	—	45,172	—	—
Securities lending income	1,332,804	30,084	4,985	228
Foreign taxes withheld	—	(5,925)	(15,107)	(6,669)
Total Investment Income	86,717,277	1,173,016	380,624	87,644

Expenses
Investment advisory fees	32,578,051	664,051	119,608	35,821
Administration fees	5,888,590	99,764	15,834	4,676
Distribution and service fees — Class A	507,594	20,142	254	21
Distribution and service fees — Class C	729,624	15,287	—	—
Proxy expenses	302,590	6,017	1,426	—
Other fees	5,340	3,748	5,328	5,391
Dividend expense	17,681,502	260,784	—	—
Total Expenses	57,693,291	1,069,793	142,450	45,909
Advisory fees waived by Adviser	(280,403)	—	—	—
Net Expenses	57,412,888	1,069,793	142,450	45,909

Net Investment Income	29,304,389	103,223	238,174	41,735

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investment transactions	258,373,667	6,019,111	(545,811)	96,557
Net realized losses on closed short positions	(10,450,631)	(1,297,905)	—	—
Net realized gains on sales from affiliated investments	217,544	—	—	—
Net realized gains (losses) on foreign currency transactions	—	23	(2,919)	(4,314)
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	475,370,983	11,101,262	5,007,625	988,061
Net change in unrealized appreciation (depreciation) on affiliated investments	541,718	—	—	—
Net Realized and Unrealized Gains on Investments	724,053,281	15,822,491	4,458,895	1,080,304

Change in Net Assets from Operations	$753,357,670	$15,925,714	$4,697,069	$1,122,039

(A)	Except for the International Fund, which represents the period from the commencement of operations on July 1, 2019.

See accompanying Notes to Financial Statements.

110 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2019

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Investment Income
Dividends	$403,928	$44,304	$2,650,294	$127,459
Income distributions from affiliated investments	—	—	1,820,369	—
Interest	30,298,211	2,525,262	52,441,161	6,159,350
Securities lending income	72,492	7,523	174,354	15,086
Total Investment Income	30,774,631	2,577,089	57,086,178	6,301,895

Expenses
Investment advisory fees	2,381,851	245,137	4,300,483	484,423
Administration fees	879,530	87,830	1,611,466	135,610
Distribution and service fees — Class A	82,536	8,166	238,144	26,750
Distribution and service fees — Class C	—	—	269,929	—
Proxy expenses	55,839	4,978	77,673	7,575
Other fees	3,065	1,808	3,406	1,874
Total Expenses	3,402,821	347,919	6,501,101	656,232
Advisory fees waived by Adviser	—	—	(151,035)	—
Net Expenses	3,402,821	347,919	6,350,066	656,232

Net Investment Income	27,371,810	2,229,170	50,736,112	5,645,663

Realized and Unrealized Gains on Investments
Net realized gains on investment transactions	1,015,899	60,911	17,453,211	2,638,308
Net change in unrealized appreciation (depreciation) on unaffiliated investments	2,725,507	2,528,695	42,821,716	3,988,723
Net change in unrealized appreciation (depreciation) on affiliated investments	—	—	172,727	—
Net Realized and Unrealized Gains on Investments	3,741,406	2,589,606	60,447,654	6,627,031

Change in Net Assets from Operations	$31,113,216	$4,818,776	$111,183,766	$12,272,694

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 111

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$3,886,777	$7,671,377	$12,086,663	$12,937,051
Net realized gains on investment transactions	43,407,684	121,921,045	108,293,002	101,430,784
Net realized gains (losses) on sales from affiliated investments	71,515	(41,074)	—	(52,594)
Net change in unrealized appreciation (depreciation) on investments	134,547,685	(326,779,711)	427,060,978	(414,263,031)
Change in Net Assets from Operations	181,913,661	(197,228,363)	547,440,643	(299,947,790)

Distributions to Shareholders
Class A	(11,081,916)	(21,544,214)	(8,510,329)	(7,233,763)
Class C	(914,244)	(3,026,893)	(1,042,724)	(1,242,375)
Class I	(32,495,066)	(65,045,099)	(53,022,453)	(44,066,789)
Class Y	(7,210,933)	(14,178,428)	(56,784,896)	(44,583,827)
Change in Net Assets from Distributions to Shareholders	(51,702,159)	(103,794,634)	(119,360,402)	(97,126,754)
Change in Net Assets from Capital Transactions	(397,795,555)	(168,572,434)	4,058,507	(111,405,115)

Total Change in Net Assets	(267,584,053)	(469,595,431)	432,138,748	(508,479,659)

Net Assets:
Beginning of year	1,020,467,530	1,490,062,961	2,004,323,706	2,512,803,365
End of year	$752,883,477	$1,020,467,530	$2,436,462,454	$2,004,323,706

See accompanying Notes to Financial Statements.

112 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$40,572,163	$34,510,105	$19,071,426	$29,154,498
Reinvested distributions	9,218,750	18,530,587	8,403,243	7,147,518
Payments for shares redeemed	(127,190,166)	(131,914,433)	(41,483,324)	(70,032,277)
Change in Net Assets from Class A Share Transactions	(77,399,253)	(78,873,741)	(14,008,655)	(33,730,261)
Class C
Proceeds from shares sold	180,767	549,752	1,276,636	2,782,074
Reinvested distributions	868,236	2,876,706	943,392	1,109,830
Payments for shares redeemed	(15,421,215)	(16,993,873)	(9,570,431)	(10,027,604)
Change in Net Assets from Class C Share Transactions	(14,372,212)	(13,567,415)	(7,350,403)	(6,135,700)
Class I
Proceeds from shares sold	102,690,833	230,352,106	166,954,890	244,977,494
Reinvested distributions	29,931,706	60,550,870	45,265,874	37,120,193
Payments for shares redeemed	(377,598,787)	(347,680,284)	(210,272,651)	(323,849,577)
Change in Net Assets from Class I Share Transactions	(244,976,248)	(56,777,308)	1,948,113	(41,751,890)
Class Y
Proceeds from shares sold	21,087,012	26,337,863	132,509,204	124,365,405
Reinvested distributions	7,178,960	14,137,621	54,789,928	42,827,667
Payments for shares redeemed	(89,313,814)	(59,829,454)	(163,829,680)	(196,980,336)
Change in Net Assets from Class Y Share Transactions	(61,047,842)	(19,353,970)	23,469,452	(29,787,264)
Change in Net Assets from Capital Transactions	$(397,795,555)	$(168,572,434)	$4,058,507	$(111,405,115)
Share Transactions:
Class A
Issued	1,333,737	986,785	887,064	1,306,428
Reinvested	296,221	640,089	375,472	366,891
Redeemed	(4,136,880)	(3,861,581)	(1,937,682)	(3,165,194)
Change in Shares Outstanding	(2,506,922)	(2,234,707)	(675,146)	(1,491,875)
Class C
Issued	6,934	18,165	64,646	136,112
Reinvested	33,444	116,892	47,005	62,667
Redeemed	(594,042)	(581,601)	(489,352)	(506,947)
Change in Shares Outstanding	(553,664)	(446,544)	(377,701)	(308,168)
Class I
Issued	3,294,020	6,469,596	7,731,393	10,914,435
Reinvested	943,203	2,055,846	1,997,774	1,889,328
Redeemed	(12,106,669)	(10,175,333)	(9,684,134)	(15,040,034)
Change in Shares Outstanding	(7,869,446)	(1,649,891)	45,033	(2,236,271)
Class Y
Issued	665,331	746,997	6,120,553	5,553,632
Reinvested	225,846	479,487	2,411,139	2,178,268
Redeemed	(2,849,504)	(1,709,248)	(7,506,290)	(8,832,488)
Change in Shares Outstanding	(1,958,327)	(482,764)	1,025,402	(1,100,588)
Change in Total Shares Outstanding	(12,888,359)	(4,813,906)	17,588	(5,136,902)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 113

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$1,127,923	$848,122	$76,750,034	$70,349,031
Net realized gains on investment transactions	4,287,802	3,311,555	153,325,517	279,290,704
Net change in unrealized appreciation (depreciation) on investments	29,195,781	(16,660,795)	1,396,404,458	(903,759,453)
Change in Net Assets from Operations	34,611,506	(12,501,118)	1,626,480,009	(554,119,718)

Distributions to Shareholders
Class A	(565,161)	(607,785)	(54,024,543)	(42,973,985)
Class C	—	—	(3,228,719)	(3,022,671)
Class I	(3,624,271)	(1,753,044)	(179,345,975)	(135,443,095)
Class Y	(428,127)	(908,418)	(72,817,302)	(44,567,794)
Change in Net Assets from Distributions to Shareholders	(4,617,559)	(3,269,247)	(309,416,539)	(226,007,545)
Change in Net Assets from Capital Transactions	96,102,055	(2,432,496)	369,588,329	19,855,058

Total Change in Net Assets	126,096,002	(18,202,861)	1,686,651,799	(760,272,205)

Net Assets:
Beginning of year	103,890,697	122,093,558	5,086,169,910	5,846,442,115
End of year	$229,986,699	$103,890,697	$6,772,821,709	$5,086,169,910

See accompanying Notes to Financial Statements.

114 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$13,900,679	$5,814,215	$130,379,141	$134,088,327
Reinvested distributions	524,072	590,761	53,321,788	42,554,511
Payments for shares redeemed	(8,830,284)	(8,020,151)	(234,420,865)	(334,751,828)
Change in Net Assets from Class A Share Transactions	5,594,467	(1,615,175)	(50,719,936)	(158,108,990)
Class C
Proceeds from shares sold	—	—	13,866,584	18,239,425
Reinvested distributions	—	—	2,984,735	2,866,575
Payments for shares redeemed	—	—	(36,940,608)	(38,402,933)
Change in Net Assets from Class C Share Transactions	—	—	(20,089,289)	(17,296,933)
Class I
Proceeds from shares sold	144,323,693	22,427,800	1,280,093,450	1,219,552,284
Reinvested distributions	3,394,634	1,567,052	130,477,136	109,297,493
Payments for shares redeemed	(44,342,499)	(23,733,185)	(1,273,672,485)	(1,421,061,212)
Change in Net Assets from Class I Share Transactions	103,375,828	261,667	136,898,101	(92,211,435)
Class Y
Proceeds from shares sold	6,533,676	2,318,014	419,841,438	416,446,517
Reinvested distributions	428,127	411,311	69,292,612	43,239,876
Payments for shares redeemed	(19,830,043)	(3,808,313)	(185,634,597)	(172,213,977)
Change in Net Assets from Class Y Share Transactions	(12,868,240)	(1,078,988)	303,499,453	287,472,416
Change in Net Assets from Capital Transactions	$96,102,055	$(2,432,496)	$369,588,329	$19,855,058
Share Transactions:
Class A
Issued	1,011,685	427,804	4,792,494	5,132,397
Reinvested	36,074	47,860	1,847,890	1,784,300
Redeemed	(636,358)	(594,950)	(8,612,249)	(12,771,019)
Change in Shares Outstanding	411,401	(119,286)	(1,971,865)	(5,854,322)
Class C
Issued	—	—	540,314	733,395
Reinvested	—	—	110,194	126,253
Redeemed	—	—	(1,468,691)	(1,558,019)
Change in Shares Outstanding	—	—	(818,183)	(698,371)
Class I
Issued	10,415,779	1,636,063	47,317,625	46,184,790
Reinvested	232,262	126,931	4,483,819	4,560,424
Redeemed	(3,178,229)	(1,766,431)	(47,651,984)	(54,350,160)
Change in Shares Outstanding	7,469,812	(3,437)	4,149,460	(3,604,946)
Class Y
Issued	469,310	166,609	15,230,940	16,006,236
Reinvested	29,197	33,261	2,377,859	1,805,940
Redeemed	(1,433,038)	(276,018)	(6,736,458)	(6,486,843)
Change in Shares Outstanding	(934,531)	(76,148)	10,872,341	11,325,333
Change in Total Shares Outstanding	6,946,682	(198,871)	12,231,753	1,167,694

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 115

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$1,696,753	$1,197,222	$29,304,389	$27,161,321
Net realized gains (losses) on investment transactions	(5,032,474)	24,031,957	258,373,667	407,824,863
Net realized losses on closed short positions	—	—	(10,450,631)	(182,385,479)
Net realized gains (losses) on sales from affiliated investments	—	(578)	217,544	—
Net change in unrealized appreciation (depreciation) on investments	63,270,956	(50,981,014)	475,912,701	(542,827,836)
Change in Net Assets from Operations	59,935,235	(25,752,413)	753,357,670	(290,227,131)

Distributions to Shareholders
Class A	(212,393)	(962,373)	(14,200,792)	(9,818,635)
Class C	(96,609)	(697,278)	(2,603,566)	(4,159,580)
Class I	(2,860,902)	(12,423,242)	(182,341,938)	(163,197,637)
Class Y	(1,564,705)	(6,615,307)	(18,201,675)	(11,726,819)
Change in Net Assets from Distributions to Shareholders	(4,734,609)	(20,698,200)	(217,347,971)	(188,902,671)
Change in Net Assets from Capital Transactions	21,447,359	59,738,574	(602,354,115)	(693,233,205)

Total Change in Net Assets	76,647,985	13,287,961	(66,344,416)	(1,172,363,007)

Net Assets:
Beginning of year	195,701,731	182,413,770	3,594,361,769	4,766,724,776
End of year	$272,349,716	$195,701,731	$3,528,017,353	$3,594,361,769

See accompanying Notes to Financial Statements.

116 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	All Cap Select Fund		Long-Short Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$2,713,138	$1,029,827	$68,264,153	$31,976,347
Reinvested distributions	202,386	909,034	12,806,230	8,946,323
Payments for shares redeemed	(3,246,105)	(4,233,192)	(62,919,872)	(184,392,682)
Change in Net Assets from Class A Share Transactions	(330,581)	(2,294,331)	18,150,511	(143,470,012)
Class C
Proceeds from shares sold	490,191	1,406,068	2,181,254	1,540,547
Reinvested distributions	86,185	608,788	2,322,234	3,825,851
Payments for shares redeemed	(4,283,014)	(4,508,024)	(54,901,135)	(28,493,244)
Change in Net Assets from Class C Share Transactions	(3,706,638)	(2,493,168)	(50,397,647)	(23,126,846)
Class I
Proceeds from shares sold	30,864,663	33,057,946	654,036,936	1,057,311,953
Reinvested distributions	2,785,198	12,134,969	132,497,687	128,782,521
Payments for shares redeemed	(28,499,677)	(39,140,368)	(1,398,453,685)	(1,695,594,795)
Change in Net Assets from Class I Share Transactions	5,150,184	6,052,547	(611,919,062)	(509,500,321)
Class Y
Proceeds from shares sold	30,239,702	60,908,838	372,508,150	38,689,181
Reinvested distributions	1,537,009	6,472,106	13,026,467	6,857,954
Payments for shares redeemed	(11,442,317)	(8,907,418)	(343,722,534)	(62,683,161)
Change in Net Assets from Class Y Share Transactions	20,334,394	58,473,526	41,812,083	(17,136,026)
Change in Net Assets from Capital Transactions	$21,447,359	$59,738,574	$(602,354,115)	$(693,233,205)
Share Transactions:
Class A
Issued	182,077	65,422	2,587,425	1,247,212
Reinvested	12,578	68,534	486,718	382,607
Redeemed	(220,262)	(267,337)	(2,444,510)	(7,249,574)
Change in Shares Outstanding	(25,607)	(133,381)	629,633	(5,619,755)
Class C
Issued	35,925	111,050	94,412	68,120
Reinvested	5,780	49,175	101,142	184,913
Redeemed	(312,776)	(305,252)	(2,369,257)	(1,261,873)
Change in Shares Outstanding	(271,071)	(145,027)	(2,173,703)	(1,008,840)
Class I
Issued	2,083,187	2,069,967	24,748,870	40,784,867
Reinvested	171,608	907,673	4,901,190	5,375,291
Redeemed	(1,911,294)	(2,428,993)	(53,316,381)	(65,606,826)
Change in Shares Outstanding	343,501	548,647	(23,666,321)	(19,446,668)
Class Y
Issued	1,917,982	3,837,167	14,132,854	1,434,655
Reinvested	94,411	483,225	479,280	284,612
Redeemed	(778,981)	(542,690)	(12,987,277)	(2,417,997)
Change in Shares Outstanding	1,233,412	3,777,702	1,624,857	(698,730)
Change in Total Shares Outstanding	1,280,235	4,047,941	(23,585,534)	(26,773,993)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 117

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Global Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018(A)
From Operations
Net investment income	$103,223	$89,015	$238,174	$168,356
Net realized gains (losses) on investment transactions	6,019,111	3,949,983	(545,811)	435,303
Net realized losses on closed short positions	(1,297,905)	(2,344,000)	—	—
Net realized gains (losses) on foreign currency transactions	23	(592)	(2,919)	(3,746)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,101,262	(9,443,474)	5,007,625	(3,114,675)
Change in Net Assets from Operations	15,925,714	(7,749,068)	4,697,069	(2,514,762)

Distributions to Shareholders
Class A	(510,119)	(191,585)	(849)	(770)
Class C	(69,065)	(45,812)	—	—
Class I	(2,239,693)	(1,235,466)	(63,955)	(30,830)
Class Y	(990,738)	(743,430)	(175,824)	(524,109)
Change in Net Assets from Distributions to Shareholders	(3,809,615)	(2,216,293)	(240,628)	(555,709)
Change in Net Assets from Capital Transactions	9,402,607	(3,867,046)	2,679,247	17,789,777

Total Change in Net Assets	21,518,706	(13,832,407)	7,135,688	14,719,306

Net Assets:
Beginning of year	55,052,674	68,885,081	14,719,306	—
End of year	$76,571,380	$55,052,674	$21,854,994	$14,719,306

(A)	Inception date of the Fund is December 29, 2017. Fund commenced operations on January 2, 2018.

See accompanying Notes to Financial Statements.

118 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Global Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018(A)
Capital Transactions
Class A
Proceeds from shares sold	$1,571,772	$1,861,558	$64,243	$72,594
Reinvested distributions	469,247	190,753	849	770
Payments for shares redeemed	(2,905,577)	(6,603,046)	(41,469)	(95)
Net Assets received in conjunction with fund merger	5,169,992	—	—	—
Change in Net Assets from Class A Share Transactions	4,305,434	(4,550,735)	23,623	73,269
Class C
Proceeds from shares sold	49,128	270,414	—	—
Reinvested distributions	63,984	41,210	—	—
Payments for shares redeemed	(1,558,534)	(1,725,854)	—	—
Net Assets received in conjunction with fund merger	1,370,862	—	—	—
Change in Net Assets from Class C Share Transactions	(74,560)	(1,414,230)	—	—
Class I
Proceeds from shares sold	2,990,450	11,908,042	1,307,952	7,305,173
Reinvested distributions	2,127,614	1,225,012	63,955	30,829
Payments for shares redeemed	(15,001,293)	(11,017,809)	(966,146)	(2,262,677)
Net Assets received in conjunction with fund merger	16,194,234	—	—	—
Change in Net Assets from Class I Share Transactions	6,311,005	2,115,245	405,761	5,073,325
Class Y
Proceeds from shares sold	1,214,334	530,474	2,115,001	12,125,774
Reinvested distributions	990,738	179,381	175,824	524,109
Payments for shares redeemed	(3,344,344)	(727,181)	(40,962)	(6,700)
Change in Net Assets from Class Y Share Transactions	(1,139,272)	(17,326)	2,249,863	12,643,183
Change in Net Assets from Capital Transactions	$9,402,607	$(3,867,046)	$2,679,247	$17,789,777

(A)	Inception date of the Fund is December 29, 2017. Fund commenced operations on January 2, 2018.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 119

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Global Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018(A)
Share Transactions:
Class A
Issued	69,525	82,552	4,785	5,565
Reinvested	20,143	9,202	57	58
Redeemed	(128,701)	(285,089)	(3,103)	(8)
Receive in conjunction with fund merger	239,409	—	—	—
Change in Shares Outstanding	200,376	(193,335)	1,739	5,615
Class C
Issued	2,399	13,799	—	—
Reinvested	2,947	2,111	—	—
Redeemed	(73,786)	(78,053)	—	—
Receive in conjunction with fund merger	67,645	—	—	—
Change in Shares Outstanding	(795)	(62,143)	—	—
Class I
Issued	131,536	536,075	94,181	532,321
Reinvested	89,717	58,316	4,249	2,559
Redeemed	(652,708)	(475,012)	(66,115)	(155,060)
Receive in conjunction with fund merger	738,570	—	—	—
Change in Shares Outstanding	307,115	119,379	32,315	379,820
Class Y
Issued	52,685	22,590	146,805	836,198
Reinvested	41,587	8,513	11,675	37,466
Redeemed	(142,215)	(31,142)	(2,988)	(515)
Change in Shares Outstanding	(47,943)	(39)	155,492	873,149
Change in Total Shares Outstanding	458,753	(136,138)	189,546	1,258,584

(A)	Inception date of the Fund is December 29, 2017. Fund commenced operations on January 2, 2018.

See accompanying Notes to Financial Statements.

120 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	International Fund	Short Duration Total Return Fund
	For the period ended December 31, 2019(A)	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$41,735	$27,371,810	$15,766,264
Net realized gains on investment transactions	96,557	1,015,899	330,598
Net realized losses on foreign currency transactions	(4,314)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	988,061	2,725,507	(1,797,173)
Change in Net Assets from Operations	1,122,039	31,113,216	14,299,689

Distributions to Shareholders
Class A	(143)	(1,319,478)	(567,400)
Class I	(13,473)	(16,872,294)	(5,931,136)
Class Y	(38,282)	(9,988,734)	(10,149,114)
Change in Net Assets from Distributions to Shareholders	(51,898)	(28,180,506)	(16,647,650)

Change in Net Assets from Capital Transactions	12,420,152	226,459,319	268,677,695

Total Change in Net Assets	13,490,293	229,392,029	266,329,734

Net Assets:
Beginning of period	—	579,267,039	312,937,305
End of period	$13,490,293	$808,659,068	$579,267,039

(A)	Inception date of the Fund is June 28, 2019. Fund commenced operations on July 1, 2019.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 121

Diamond Hill Funds
Statements of Changes in Net Assets

	International Fund	Short Duration Total Return Fund
	For the period ended December 31, 2019(A)	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$43,301	$48,113,995	$12,484,958
Reinvested distributions	143	1,313,656	562,445
Payments for shares redeemed	—	(12,494,211)	(14,664,571)
Change in Net Assets from Class A Share Transactions	43,444	36,933,440	(1,617,168)
Class I
Proceeds from shares sold	748,412	319,471,858	274,496,139
Reinvested distributions	13,473	10,587,671	3,745,433
Payments for shares redeemed	(1,223,590)	(113,699,802)	(30,194,180)
Received in conjunction with fund reorganization	3,996,233	—	—
Change in Net Assets from Class I Share Transactions	3,534,528	216,359,727	248,047,392
Class Y
Proceeds from shares sold	8,803,963	106,606,092	79,398,806
Reinvested distributions	38,282	9,667,968	9,701,665
Payments for shares redeemed	(65)	(143,107,908)	(66,853,000)
Change in Net Assets from Class Y Share Transactions	8,842,180	(26,833,848)	22,247,471
Change in Net Assets from Capital Transactions	$12,420,152	$226,459,319	$268,677,695
Share Transactions:
Class A
Issued	3,086	4,744,357	1,239,196
Reinvested	10	129,679	55,888
Redeemed	—	(1,233,129)	(1,454,782)
Change in Shares Outstanding	3,096	3,640,907	(159,698)
Class I
Issued	54,023	31,501,854	27,246,541
Reinvested	923	1,045,405	372,234
Redeemed	(89,355)	(11,219,030)	(2,995,033)
Received in conjunction with fund reorganization	295,000	—	—
Change in Shares Outstanding	260,591	21,328,229	24,623,742
Class Y
Issued	652,121	10,495,911	7,865,844
Reinvested	2,622	954,132	963,285
Redeemed	(5)	(14,100,128)	(6,632,856)
Change in Shares Outstanding	654,738	(2,650,085)	2,196,273
Change in Total Shares Outstanding	918,425	22,319,051	26,660,317

(A)	Inception date of the Fund is June 28, 2019. Fund commenced operations on July 1, 2019.

See accompanying Notes to Financial Statements.

122 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Core Bond Fund		Corporate Credit Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$2,229,170	$1,514,530	$50,736,112	$39,197,350
Net realized gains (losses) on investment transactions	60,911	(100,559)	17,453,211	(2,959,670)
Net change in unrealized appreciation (depreciation) on investments	2,528,695	(423,877)	42,994,443	(33,990,609)
Change in Net Assets from Operations	4,818,776	990,094	111,183,766	2,247,071

Distributions to Shareholders
Class A	(82,564)	(95,722)	(5,736,383)	(3,604,270)
Class C	—	—	(1,361,042)	(1,125,316)
Class I	(967,749)	(358,186)	(48,838,336)	(32,678,437)
Class Y	(1,272,843)	(1,121,154)	(3,543,594)	(1,482,737)
Change in Net Assets from Distributions to Shareholders	(2,323,156)	(1,575,062)	(59,479,355)	(38,890,760)
Change in Net Assets from Capital Transactions	64,289,996	12,024,196	345,584,960	127,710,401

Total Change in Net Assets	66,785,616	11,439,228	397,289,371	91,066,712

Net Assets:
Beginning of year	55,262,697	43,823,469	743,438,329	652,371,617
End of year	$122,048,313	$55,262,697	$1,140,727,700	$743,438,329

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 123

Diamond Hill Funds
Statements of Changes in Net Assets

	Core Bond Fund		Corporate Credit Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$1,354,031	$1,862,848	$84,048,110	$42,006,960
Reinvested distributions	81,833	94,793	5,426,724	3,342,802
Payments for shares redeemed	(963,018)	(2,415,665)	(43,556,800)	(36,709,141)
Change in Net Assets from Class A Share Transactions	472,846	(458,024)	45,918,034	8,640,621
Class C
Proceeds from shares sold	—	—	7,178,621	4,464,849
Reinvested distributions	—	—	1,141,126	916,480
Payments for shares redeemed	—	—	(8,252,666)	(5,839,348)
Change in Net Assets from Class C Share Transactions	—	—	67,081	(458,019)
Class I
Proceeds from shares sold	63,249,959	6,378,246	390,481,338	260,176,282
Reinvested distributions	783,275	350,714	39,753,964	26,754,111
Payments for shares redeemed	(12,979,958)	(1,659,266)	(184,904,560)	(169,633,889)
Change in Net Assets from Class I Share Transactions	51,053,276	5,069,694	245,330,742	117,296,504
Class Y
Proceeds from shares sold	13,676,984	6,336,590	60,211,534	4,499,011
Reinvested distributions	1,272,843	1,121,155	2,650,434	1,419,254
Payments for shares redeemed	(2,185,953)	(45,219)	(8,592,865)	(3,686,970)
Change in Net Assets from Class Y Share Transactions	12,763,874	7,412,526	54,269,103	2,231,295
Change in Net Assets from Capital Transactions	$64,289,996	$12,024,196	$345,584,960	$127,710,401
Share Transactions:
Class A
Issued	134,674	193,450	7,393,054	3,755,414
Reinvested	8,134	9,840	476,584	300,509
Redeemed	(96,045)	(250,177)	(3,849,473)	(3,291,168)
Change in Shares Outstanding	46,763	(46,887)	4,020,165	764,755
Class C
Issued	—	—	635,280	403,002
Reinvested	—	—	100,781	82,646
Redeemed	—	—	(728,062)	(523,564)
Change in Shares Outstanding	—	—	7,999	(37,916)
Class I
Issued	6,190,313	661,895	34,538,089	23,388,422
Reinvested	77,203	36,434	3,507,059	2,413,397
Redeemed	(1,273,116)	(172,381)	(16,356,968)	(15,323,191)
Change in Shares Outstanding	4,994,400	525,948	21,688,180	10,478,628
Class Y
Issued	1,331,980	651,059	5,304,606	402,682
Reinvested	126,280	116,371	233,877	128,064
Redeemed	(213,723)	(4,688)	(762,895)	(332,089)
Change in Shares Outstanding	1,244,537	762,742	4,775,588	198,657
Change in Total Shares Outstanding	6,285,700	1,241,803	30,491,932	11,404,124

See accompanying Notes to Financial Statements.

124 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	High Yield Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018
From Operations
Net investment income	$5,645,663	$2,905,803
Net realized gains on investment transactions	2,638,308	77,981
Net change in unrealized appreciation (depreciation) on investments	3,988,723	(2,547,436)
Change in Net Assets from Operations	12,272,694	436,348

Distributions to Shareholders
Class A	(796,983)	(78,163)
Class I	(4,386,518)	(1,250,208)
Class Y	(1,822,190)	(1,821,292)
Change in Net Assets from Distributions to Shareholders	(7,005,691)	(3,149,663)

Change in Net Assets from Capital Transactions	75,043,471	26,056,635

Total Change in Net Assets	80,310,474	23,343,320

Net Assets:
Beginning of year	54,446,989	31,103,669
End of year	$134,757,463	$54,446,989

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 125

Diamond Hill Funds
Statements of Changes in Net Assets

	High Yield Fund
	For the year ended December 31, 2019	For the year ended December 31, 2018
Capital Transactions
Class A
Proceeds from shares sold	$24,132,673	$1,814,664
Reinvested distributions	772,176	67,891
Payments for shares redeemed	(8,860,856)	(425,936)
Change in Net Assets from Class A Share Transactions	16,043,993	1,456,619
Class I
Proceeds from shares sold	80,759,941	14,823,061
Reinvested distributions	4,012,733	1,209,963
Payments for shares redeemed	(14,335,085)	(5,611,216)
Change in Net Assets from Class I Share Transactions	70,437,589	10,421,808
Class Y
Proceeds from shares sold	1,794,451	13,775,217
Reinvested distributions	1,822,190	1,821,292
Payments for shares redeemed	(15,054,752)	(1,418,301)
Change in Net Assets from Class Y Share Transactions	(11,438,111)	14,178,208
Change in Net Assets from Capital Transactions	$75,043,471	$26,056,635

Share Transactions:
Class A
Issued	2,209,446	170,006
Reinvested	70,396	6,414
Redeemed	(809,905)	(40,014)
Change in Shares Outstanding	1,469,937	136,406
Class I
Issued	7,403,376	1,393,776
Reinvested	366,633	114,195
Redeemed	(1,311,148)	(525,318)
Change in Shares Outstanding	6,458,861	982,653
Class Y
Issued	165,683	1,282,293
Reinvested	167,582	171,783
Redeemed	(1,366,303)	(132,516)
Change in Shares Outstanding	(1,033,038)	1,321,560
Change in Total Shares Outstanding	6,895,760	2,440,619

See accompanying Notes to Financial Statements.

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Small Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$27.54	0.06	5.80	5.86	(0.34)
For the year ended December 31, 2018	$35.62	0.12	(5.37)	(5.25)	—
For the year ended December 31, 2017	$34.39	0.06	3.55	3.61	(0.13)
For the year ended December 31, 2016	$30.89	0.00	(E)	4.36	4.36	—
For the year ended December 31, 2015	$32.61	(0.05)	(1.17)	(1.22)	(0.09)

Class C
For the year ended December 31, 2019	$23.40	(0.16)	4.92	4.76	(0.00	)(E)
For the year ended December 31, 2018	$30.98	(0.17)	(4.58)	(4.75)	—
For the year ended December 31, 2017	$30.30	(0.19)	3.12	2.93	—
For the year ended December 31, 2016	$27.51	(0.23)	3.88	3.65	—
For the year ended December 31, 2015	$29.23	(0.25)	(1.06)	(1.31)	—

Class I
For the year ended December 31, 2019	$27.98	0.16	5.90	6.06	(0.44)
For the year ended December 31, 2018	$36.15	0.23	(5.48)	(5.25)	(0.09)
For the year ended December 31, 2017	$34.87	0.17	3.61	3.78	(0.25)
For the year ended December 31, 2016	$31.28	0.10	4.42	4.52	(0.07)
For the year ended December 31, 2015	$33.04	0.05	(1.20)	(1.15)	(0.20)

Class Y
For the year ended December 31, 2019	$28.01	0.19	5.91	6.10	(0.48)
For the year ended December 31, 2018	$36.17	0.27	(5.48)	(5.21)	(0.12)
For the year ended December 31, 2017	$34.89	0.20	3.62	3.82	(0.29)
For the year ended December 31, 2016	$31.29	0.13	4.43	4.56	(0.10)
For the year ended December 31, 2015	$33.05	0.12	(1.23)	(1.11)	(0.24)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

128 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

(1.83)	(2.17)	$31.23	21.36%	$165,339	1.27%	1.27%	0.23%		22%
(2.83)	(2.83)	$27.54	(15.12)%	$214,831	1.25%	1.26%	0.31%		23%
(2.25)	(2.38)	$35.62	10.62%	$357,512	1.27%	1.28%	0.11%		7%
(0.86)	(0.86)	$34.39	14.10%	$439,681	1.29%	1.29%	0.00	%(F)	15%
(0.41)	(0.50)	$30.89	(3.73)%	$492,810	1.29%	1.29%	(0.15)%		17%

(1.83)	(1.83)	$26.33	20.46%	$13,501	2.02%	2.02%	(0.59)%		22%
(2.83)	(2.83)	$23.40	(15.77)%	$24,951	2.00%	2.01%	(0.45)%		23%
(2.25)	(2.25)	$30.98	9.80%	$46,868	2.02%	2.03%	(0.67)%		7%
(0.86)	(0.86)	$30.30	13.25%	$54,664	2.04%	2.04%	(0.75)%		15%
(0.41)	(0.41)	$27.51	(4.47)%	$57,875	2.04%	2.04%	(0.87)%		17%

(1.83)	(2.27)	$31.77	21.75%	$469,014	0.98%	0.98%	0.52%		22%
(2.83)	(2.92)	$27.98	(14.88)%	$633,323	0.96%	0.97%	0.64%		23%
(2.25)	(2.50)	$36.15	10.95%	$877,913	0.97%	0.98%	0.41%		7%
(0.86)	(0.93)	$34.87	14.45%	$1,073,671	0.99%	0.99%	0.32%		15%
(0.41)	(0.61)	$31.28	(3.47)%	$882,350	1.02%	1.02%	0.16%		17%

(1.83)	(2.31)	$31.80	21.88%	$105,030	0.86%	0.86%	0.62%		22%
(2.83)	(2.95)	$28.01	(14.79)%	$147,363	0.84%	0.85%	0.74%		23%
(2.25)	(2.54)	$36.17	11.06%	$207,770	0.87%	0.88%	0.53%		7%
(0.86)	(0.96)	$34.89	14.57%	$221,827	0.89%	0.89%	0.40%		15%
(0.41)	(0.65)	$31.29	(3.36)%	$221,624	0.90%	0.90%	0.37%		17%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Amount is less than 0.005%.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 129

Small-Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$18.59	0.04	5.02	5.06	(0.14)
For the year ended December 31, 2018	$22.24	0.05	(2.86)	(2.81)	(0.04)
For the year ended December 31, 2017	$21.18	0.03	1.73	1.76	(0.03)
For the year ended December 31, 2016	$18.29	0.01	3.25	3.26	(0.01)
For the year ended December 31, 2015	$18.33	0.01	0.17	0.18	(0.03)

Class C
For the year ended December 31, 2019	$16.88	(0.12)	4.56	4.44	—
For the year ended December 31, 2018	$20.39	(0.10)	(2.61)	(2.71)	—
For the year ended December 31, 2017	$19.60	(0.13)	1.59	1.46	—
For the year ended December 31, 2016	$17.06	(0.12)	3.02	2.90	—
For the year ended December 31, 2015	$17.21	(0.12)	0.16	0.04	—

Class I
For the year ended December 31, 2019	$18.76	0.11	5.08	5.19	(0.21)
For the year ended December 31, 2018	$22.45	0.12	(2.91)	(2.79)	(0.10)
For the year ended December 31, 2017	$21.39	0.10	1.74	1.84	(0.11)
For the year ended December 31, 2016	$18.46	0.07	3.29	3.36	(0.07)
For the year ended December 31, 2015	$18.47	0.07	0.17	0.24	(0.06)

Class Y
For the year ended December 31, 2019	$18.80	0.13	5.08	5.21	(0.23)
For the year ended December 31, 2018	$22.49	0.15	(2.91)	(2.76)	(0.13)
For the year ended December 31, 2017	$21.42	0.12	1.75	1.87	(0.13)
For the year ended December 31, 2016	$18.48	0.09	3.29	3.38	(0.08)
For the year ended December 31, 2015	$18.49	0.09	0.17	0.26	(0.08)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

130 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.94)	(1.08)	$22.57	27.33%	$183,914	1.21%	1.22%	0.21%	14%
(0.80)	(0.84)	$18.59	(12.80)%	$164,037	1.20%	1.21%	0.21%	26%
(0.67)	(0.70)	$22.24	8.35%	$229,411	1.22%	1.23%	0.09%	15%
(0.36)	(0.37)	$21.18	17.81%	$288,634	1.24%	1.24%	0.12%	17%
(0.19)	(0.22)	$18.29	0.98%	$156,122	1.24%	1.24%	0.06%	21%

(0.94)	(0.94)	$20.38	26.40%	$23,472	1.96%	1.97%	(0.58)%	14%
(0.80)	(0.80)	$16.88	(13.46)%	$25,821	1.95%	1.96%	(0.55)%	26%
(0.67)	(0.67)	$20.39	7.49%	$37,472	1.97%	1.98%	(0.66)%	15%
(0.36)	(0.36)	$19.60	16.98%	$42,875	1.99%	1.99%	(0.65)%	17%
(0.19)	(0.19)	$17.06	0.24%	$32,963	1.99%	1.99%	(0.69)%	21%

(0.94)	(1.15)	$22.80	27.74%	$1,081,619	0.92%	0.93%	0.50%	14%
(0.80)	(0.90)	$18.76	(12.56)%	$889,471	0.91%	0.92%	0.52%	26%
(0.67)	(0.78)	$22.45	8.63%	$1,114,337	0.92%	0.93%	0.41%	15%
(0.36)	(0.43)	$21.39	18.18%	$1,015,403	0.94%	0.94%	0.41%	17%
(0.19)	(0.25)	$18.46	1.32%	$506,730	0.97%	0.97%	0.35%	21%

(0.94)	(1.17)	$22.84	27.82%	$1,147,458	0.80%	0.81%	0.62%	14%
(0.80)	(0.93)	$18.80	(12.42)%	$924,995	0.79%	0.80%	0.63%	26%
(0.67)	(0.80)	$22.49	8.77%	$1,131,583	0.82%	0.83%	0.51%	15%
(0.36)	(0.44)	$21.42	18.29%	$961,721	0.84%	0.84%	0.49%	17%
(0.19)	(0.27)	$18.48	1.41%	$602,951	0.85%	0.85%	0.48%	21%

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 131

Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund	Net asset value, beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$11.89	0.05	2.96	3.01	(0.05)
For the year ended December 31, 2018	$13.66	0.06	(1.49)	(1.43)	(0.06)
For the year ended December 31, 2017	$12.59	0.04	1.23	1.27	(0.03)
For the year ended December 31, 2016	$10.71	0.03	1.93	1.96	(0.02)
For the year ended December 31, 2015	$10.70	0.04	0.01	0.05	(0.04)

Class I
For the year ended December 31, 2019	$11.92	0.10	2.97	3.07	(0.09)
For the year ended December 31, 2018	$13.70	0.10	(1.50)	(1.40)	(0.10)
For the year ended December 31, 2017	$12.62	0.08	1.24	1.32	(0.07)
For the year ended December 31, 2016	$10.74	0.07	1.92	1.99	(0.05)
For the year ended December 31, 2015	$10.72	0.07	0.01	0.08	(0.06)

Class Y
For the year ended December 31, 2019	$11.95	0.11	2.98	3.09	(0.10)
For the year ended December 31, 2018	$13.73	0.12	(1.50)	(1.38)	(0.12)
For the year ended December 31, 2017	$12.65	0.09	1.24	1.33	(0.08)
For the year ended December 31, 2016	$10.75	0.08	1.94	2.02	(0.06)
For the year ended December 31, 2015	$10.73	0.08	0.01	0.09	(0.07)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

132 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.21)	(0.26)	$14.64	25.36%	$31,997	1.06%	1.07%	0.36%	31%
(0.28)	(0.34)	$11.89	(10.56)%	$21,085	1.05%	1.06%	0.43%	20%
(0.17)	(0.20)	$13.66	10.13%	$25,853	1.07%	1.08%	0.28%	11%
(0.06)	(0.08)	$12.59	18.29%	$7,403	1.14%	1.14%	0.31%	17%
—	(0.04)	$10.71	0.44%	$3,082	1.14%	1.14%	0.35%	29%

(0.21)	(0.30)	$14.69	25.82%	$177,536	0.77%	0.78%	0.68%	31%
(0.28)	(0.38)	$11.92	(10.31)%	$55,045	0.76%	0.77%	0.72%	20%
(0.17)	(0.24)	$13.70	10.47%	$63,298	0.77%	0.79%	0.57%	11%
(0.06)	(0.11)	$12.62	18.56%	$28,031	0.85%	0.85%	0.67%	17%
—	(0.06)	$10.74	0.74%	$3,337	0.87%	0.87%	0.61%	29%

(0.21)	(0.31)	$14.73	25.91%	$20,454	0.65%	0.66%	0.74%	31%
(0.28)	(0.40)	$11.95	(10.17)%	$27,761	0.64%	0.65%	0.83%	20%
(0.17)	(0.25)	$13.73	10.51%	$32,943	0.67%	0.68%	0.65%	11%
(0.06)	(0.12)	$12.65	18.76%	$23,383	0.75%	0.75%	0.71%	17%
—	(0.07)	$10.75	0.84%	$12,077	0.75%	0.75%	0.72%	29%

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 133

Large Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value, beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$22.89	0.28	6.99	7.27	(0.26)
For the year ended December 31, 2018	$26.45	0.25	(2.83)	(2.58)	(0.26)
For the year ended December 31, 2017	$23.06	0.24	4.35	4.59	(0.20)
For the year ended December 31, 2016	$21.44	0.25	2.82	3.07	(0.24)
For the year ended December 31, 2015	$22.71	0.19	(0.43)	(0.24)	(0.18)

Class C
For the year ended December 31, 2019	$21.67	0.07	6.61	6.68	(0.06)
For the year ended December 31, 2018	$25.07	0.05	(2.67)	(2.62)	(0.06)
For the year ended December 31, 2017	$21.94	0.05	4.12	4.17	(0.04)
For the year ended December 31, 2016	$20.49	0.08	2.68	2.76	(0.10)
For the year ended December 31, 2015	$21.77	0.02	(0.41)	(0.39)	(0.04)

Class I
For the year ended December 31, 2019	$23.03	0.36	7.04	7.40	(0.34)
For the year ended December 31, 2018	$26.62	0.33	(2.86)	(2.53)	(0.34)
For the year ended December 31, 2017	$23.20	0.32	4.38	4.70	(0.28)
For the year ended December 31, 2016	$21.55	0.31	2.86	3.17	(0.31)
For the year ended December 31, 2015	$22.83	0.25	(0.44)	(0.19)	(0.24)

Class Y
For the year ended December 31, 2019	$23.04	0.40	7.05	7.45	(0.38)
For the year ended December 31, 2018	$26.64	0.36	(2.87)	(2.51)	(0.37)
For the year ended December 31, 2017	$23.21	0.35	4.38	4.73	(0.30)
For the year ended December 31, 2016	$21.56	0.34	2.85	3.19	(0.33)
For the year ended December 31, 2015	$22.84	0.28	(0.44)	(0.16)	(0.27)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

134 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

(1.04)	(1.30)	$28.86	31.80%	$1,243,452	0.97%	1.03%	22	%(D)
(0.72)	(0.98)	$22.89	(9.88)%	$1,031,252	0.96%	0.95%	29	%(E)
(1.00)	(1.20)	$26.45	19.95%	$1,346,869	0.98%	0.96%	18%
(1.21)	(1.45)	$23.06	14.26%	$1,158,652	0.99%	1.12%	23%
(0.85)	(1.03)	$21.44	(1.10)%	$1,122,165	1.04%	0.85%	20%

(1.04)	(1.10)	$27.25	30.84%	$83,936	1.72%	0.28%	22	%(D)
(0.72)	(0.78)	$21.67	(10.57)%	$84,485	1.71%	0.20%	29	%(E)
(1.00)	(1.04)	$25.07	19.04%	$115,257	1.73%	0.21%	18%
(1.21)	(1.31)	$21.94	13.40%	$95,923	1.74%	0.37%	23%
(0.85)	(0.89)	$20.49	(1.83)%	$84,550	1.79%	0.10%	20%

(1.04)	(1.38)	$29.05	32.18%	$3,877,616	0.68%	1.32%	22	%(D)
(0.72)	(1.06)	$23.03	(9.63)%	$2,978,377	0.67%	1.23%	29	%(E)
(1.00)	(1.28)	$26.62	20.30%	$3,538,859	0.68%	1.25%	18%
(1.21)	(1.52)	$23.20	14.63%	$2,156,390	0.70%	1.41%	23%
(0.85)	(1.09)	$21.55	(0.85)%	$1,803,130	0.77%	1.11%	20%

(1.04)	(1.42)	$29.07	32.34%	$1,567,818	0.56%	1.44%	22	%(D)
(0.72)	(1.09)	$23.04	(9.53)%	$992,056	0.55%	1.35%	29	%(E)
(1.00)	(1.30)	$26.64	20.42%	$845,457	0.58%	1.36%	18%
(1.21)	(1.54)	$23.21	14.74%	$666,756	0.60%	1.49%	23%
(0.85)	(1.12)	$21.56	(0.74)%	$430,568	0.65%	1.23%	20%

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Portfolio turnover does not include in-kind subscriptions.

(E)	Portfolio turnover does not include redemptions in-kind.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 135

All Cap Select Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

All Cap Select Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$12.64	0.06	3.78	3.84	—
For the year ended December 31, 2018	$16.01	0.05	(1.96)	(1.91)	(0.06)
For the year ended December 31, 2017	$13.35	0.03	2.63	2.66	—
For the year ended December 31, 2016	$12.36	(0.01)	1.17	1.16	—
For the year ended December 31, 2015	$12.96	0.00	(E)	(0.19)	(0.19)	—

Class C
For the year ended December 31, 2019	$11.82	(0.05)	3.52	3.47	—
For the year ended December 31, 2018	$15.11	(0.07)	(1.82)	(1.89)	—
For the year ended December 31, 2017	$12.69	(0.07)	2.49	2.42	—
For the year ended December 31, 2016	$11.85	(0.09)	1.10	1.01	—
For the year ended December 31, 2015	$12.54	(0.10)	(0.18)	(0.28)	—

Class I
For the year ended December 31, 2019	$12.72	0.11	3.80	3.91	—
For the year ended December 31, 2018	$16.11	0.10	(1.97)	(1.87)	(0.12)
For the year ended December 31, 2017	$13.40	0.07	2.65	2.72	(0.01)
For the year ended December 31, 2016	$12.39	0.03	1.16	1.19	(0.01)
For the year ended December 31, 2015	$12.95	0.03	(0.18)	(0.15)	—

Class Y
For the year ended December 31, 2019	$12.74	0.13	3.81	3.94	—
For the year ended December 31, 2018	$16.14	0.12	(1.99)	(1.87)	(0.13)
For the year ended December 31, 2017	$13.42	0.09	2.65	2.74	(0.02)
For the year ended December 31, 2016	$12.41	0.04	1.17	1.21	(0.03)
For the year ended December 31, 2015	$12.96	0.05	(0.19)	(0.14)	—

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

136 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.31)	(0.31)	$16.17	30.41%	$11,049	1.17%	1.17%	0.46%	45%
(1.40)	(1.46)	$12.64	(12.31)%	$8,963	1.16%	1.16%	0.29%	84%
—	—	$16.01	19.93%	$13,480	1.17%	1.18%	0.21%	52%
(0.17)	(0.17)	$13.35	9.37%	$14,963	1.19%	1.19%	(0.09)%	70%
(0.41)	(0.41)	$12.36	(1.44)%	$43,638	1.19%	1.19%	(0.01)%	89%

(0.31)	(0.31)	$14.98	29.39%	$4,747	1.92%	1.92%	(0.32)%	45%
(1.40)	(1.40)	$11.82	(12.93)%	$6,950	1.91%	1.91%	(0.46)%	84%
—	—	$15.11	19.07%	$11,072	1.92%	1.93%	(0.54)%	52%
(0.17)	(0.17)	$12.69	8.51%	$12,269	1.94%	1.94%	(0.81)%	70%
(0.41)	(0.41)	$11.85	(2.21)%	$15,022	1.94%	1.94%	(0.78)%	89%

(0.31)	(0.31)	$16.32	30.77%	$152,591	0.88%	0.88%	0.75%	45%
(1.40)	(1.52)	$12.72	(12.02)%	$114,571	0.87%	0.87%	0.60%	84%
—	(0.01)	$16.11	20.33%	$136,233	0.87%	0.88%	0.52%	52%
(0.17)	(0.18)	$13.40	9.62%	$93,192	0.90%	0.90%	0.24%	70%
(0.41)	(0.41)	$12.39	(1.14)%	$81,408	0.92%	0.92%	0.25%	89%

(0.31)	(0.31)	$16.37	30.96%	$103,963	0.76%	0.76%	0.86%	45%
(1.40)	(1.53)	$12.74	(11.95)%	$65,218	0.75%	0.75%	0.73%	84%
—	(0.02)	$16.14	20.45%	$21,628	0.77%	0.78%	0.61%	52%
(0.17)	(0.20)	$13.42	9.72%	$18,456	0.80%	0.80%	0.36%	70%
(0.41)	(0.41)	$12.41	(1.06)%	$10,703	0.80%	0.80%	0.35%	89%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 137

Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$22.78	0.13	5.04	5.17	(0.17)
For the year ended December 31, 2018	$25.76	0.10	(1.96)	(1.86)	(0.07)
For the year ended December 31, 2017	$24.91	(0.05)	1.45	1.40	—
For the year ended December 31, 2016	$23.36	(0.09)	2.49	2.40	—
For the year ended December 31, 2015	$23.87	(0.11)	(0.29)	(0.40)	—

Class C
For the year ended December 31, 2019	$20.18	(0.04)	4.43	4.39	—
For the year ended December 31, 2018	$23.04	(0.08)	(1.73)	(1.81)	—
For the year ended December 31, 2017	$22.51	(0.22)	1.30	1.08	—
For the year ended December 31, 2016	$21.34	(0.24)	2.26	2.02	—
For the year ended December 31, 2015	$21.98	(0.27)	(0.26)	(0.53)	—

Class I
For the year ended December 31, 2019	$23.32	0.22	5.16	5.38	(0.23)
For the year ended December 31, 2018	$26.39	0.18	(2.01)	(1.83)	(0.19)
For the year ended December 31, 2017	$25.43	0.02	1.50	1.52	(0.01)
For the year ended December 31, 2016	$23.77	(0.02)	2.53	2.51	—
For the year ended December 31, 2015	$24.22	(0.05)	(0.29)	(0.34)	—

Class Y
For the year ended December 31, 2019	$23.42	0.25	5.18	5.43	(0.26)
For the year ended December 31, 2018	$26.49	0.21	(2.01)	(1.80)	(0.22)
For the year ended December 31, 2017	$25.53	0.05	1.49	1.54	(0.03)
For the year ended December 31, 2016	$23.83	0.01	2.54	2.55	—
For the year ended December 31, 2015	$24.25	(0.02)	(0.29)	(0.31)	—

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.36% for Class A, 2.11% for Class C, 1.07% for Class I and 0.95% for Class Y.

See accompanying Notes to Financial Statements.

138 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets(C)	Ratio of total gross expenses to average net assets(D)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(E)

(1.49)	(1.66)	$26.29	22.74%	$234,584	1.85%	1.86%	0.51%	54	%(F)
(1.05)	(1.12)	$22.78	(7.30)%	$188,932	1.72%	1.73%	0.38%	64	%(F)
(0.55)	(0.55)	$25.76	5.65%	$358,395	1.95%	1.96%	(0.22)%	43	%(F)
(0.85)	(0.85)	$24.91	10.26%	$460,104	2.06%	2.06%	(0.20)%	45%
(0.11)	(0.11)	$23.36	(1.67)%	$569,218	1.89%	1.89%	(0.47)%	81%

(1.49)	(1.49)	$23.08	21.80%	$41,747	2.60%	2.61%	(0.16)%	54	%(F)
(1.05)	(1.05)	$20.18	(7.96)%	$80,351	2.47%	2.48%	(0.37)%	64	%(F)
(0.55)	(0.55)	$23.04	4.83%	$115,009	2.70%	2.71%	(0.97)%	43	%(F)
(0.85)	(0.85)	$22.51	9.45%	$145,313	2.81%	2.81%	(1.13)%	45%
(0.11)	(0.11)	$21.34	(2.40)%	$169,861	2.64%	2.64%	(1.22)%	81%

(1.49)	(1.72)	$26.98	23.11%	$2,959,933	1.56%	1.57%	0.84%	54	%(F)
(1.05)	(1.24)	$23.32	(7.04)%	$3,110,940	1.43%	1.44%	0.68%	64	%(F)
(0.55)	(0.56)	$26.39	5.99%	$4,032,586	1.65%	1.66%	0.09%	43	%(F)
(0.85)	(0.85)	$25.43	10.55%	$3,589,749	1.76%	1.76%	(0.09)%	45%
(0.11)	(0.11)	$23.77	(1.40)%	$3,382,697	1.62%	1.62%	(0.21)%	81%

(1.49)	(1.75)	$27.10	23.23%	$291,753	1.44%	1.45%	0.93%	54	%(F)
(1.05)	(1.27)	$23.42	(6.89)%	$214,138	1.31%	1.32%	0.80%	64	%(F)
(0.55)	(0.58)	$26.49	6.07%	$260,735	1.55%	1.56%	0.19%	43	%(F)
(0.85)	(0.85)	$25.53	10.69%	$227,680	1.67%	1.67%	0.02%	45%
(0.11)	(0.11)	$23.83	(1.27)%	$290,928	1.50%	1.50%	(0.08)%	81%

(D)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(F)

The portfolio turnover rate for 2019, 2018 and 2017 would have been 42%, 51% and 32%, respectively, if the absolute value of securities sold short liability was included in the denominator of the calculation.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 139

Research Opportunities Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$19.67	(0.05)	4.98	4.93	(0.07)
For the year ended December 31, 2018	$23.56	(0.02)	(3.01)	(3.03)	—
For the year ended December 31, 2017	$21.44	(0.12)	2.89	2.77	—
For the year ended December 31, 2016	$19.70	(0.04)	1.94	1.90	—
For the year ended December 31, 2015	$22.52	(0.06)	(1.14)	(1.20)	—

Class C
For the year ended December 31, 2019	$18.51	(0.21)	4.69	4.48	—
For the year ended December 31, 2018	$22.40	(0.19)	(2.84)	(3.03)	—
For the year ended December 31, 2017	$20.57	(0.28)	2.76	2.48	—
For the year ended December 31, 2016	$19.06	(0.19)	1.86	1.67	—
For the year ended December 31, 2015	$22.00	(0.21)	(1.11)	(1.32)	—

Class I
For the year ended December 31, 2019	$19.94	0.04	5.03	5.07	(0.11)
For the year ended December 31, 2018	$23.83	0.05	(3.07)	(3.02)	(0.01)
For the year ended December 31, 2017	$21.61	(0.06)	2.93	2.87	—
For the year ended December 31, 2016	$19.81	0.02	1.94	1.96	—
For the year ended December 31, 2015	$22.61	(0.01)	(1.13)	(1.14)	(0.04)

Class Y
For the year ended December 31, 2019	$20.01	0.08	5.04	5.12	(0.14)
For the year ended December 31, 2018	$23.88	0.07	(3.06)	(2.99)	(0.02)
For the year ended December 31, 2017	$21.63	(0.03)	2.93	2.90	—
For the year ended December 31, 2016	$19.80	0.04	1.95	1.99	—
For the year ended December 31, 2015	$22.64	0.02	(1.14)	(1.12)	(0.10)

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.43% for Class A, 2.18% for Class C, 1.14% for Class I and 1.02% for Class Y.

See accompanying Notes to Financial Statements.

140 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(1.09)	(1.16)	$23.44	25.13%	$10,646	1.80%	(0.22)%	74	%(E)
(0.86)	(0.86)	$19.67	(13.06)%	$4,991	1.80%	(0.17)%	88	%(E)
(0.65)	(0.65)	$23.56	12.98%	$10,533	1.84%	(0.52)%	83	%(E)
(0.16)	(0.16)	$21.44	9.64%	$4,162	2.10%	(0.16)%	67%
(1.62)	(1.62)	$19.70	(5.29)%	$8,637	1.83%	(0.27)%	147%

(1.09)	(1.09)	$21.90	24.28%	$1,368	2.55%	(0.99)%	74	%(E)
(0.86)	(0.86)	$18.51	(13.74)%	$1,171	2.55%	(0.90)%	88	%(E)
(0.65)	(0.65)	$22.40	12.12%	$2,810	2.59%	(1.31)%	83	%(E)
(0.16)	(0.16)	$20.57	8.76%	$2,986	2.85%	(0.93)%	67%
(1.62)	(1.62)	$19.06	(5.96)%	$5,097	2.58%	(0.96)%	147%

(1.09)	(1.20)	$23.81	25.51%	$45,158	1.51%	0.16%	74	%(E)
(0.86)	(0.87)	$19.94	(12.86)%	$31,692	1.51%	0.17%	88	%(E)
(0.65)	(0.65)	$23.83	13.34%	$35,021	1.54%	(0.23)%	83	%(E)
(0.16)	(0.16)	$21.61	9.89%	$27,588	1.80%	0.05%	67%
(1.62)	(1.66)	$19.81	(5.00)%	$26,186	1.57%	(0.03)%	147%

(1.09)	(1.23)	$23.90	25.64%	$19,400	1.39%	0.36%	74	%(E)
(0.86)	(0.88)	$20.01	(12.73)%	$17,198	1.39%	0.29%	88	%(E)
(0.65)	(0.65)	$23.88	13.47%	$20,521	1.44%	(0.14)%	83	%(E)
(0.16)	(0.16)	$21.63	10.05%	$16,755	1.70%	0.19%	67%
(1.62)	(1.72)	$19.80	(4.91)%	$15,285	1.44%	0.10%	147%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)

The portfolio turnover rate for 2019, 2018 and 2017 would have been 62%, 70% and 68%, respectively, if the absolute value of securities sold short liability was included in the denominator of the calculation.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 141

Global Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Global Fund(A)	Net asset value, beginning of period	Net investment income (B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$11.67	0.16	3.34	3.50	(0.12)
For the year ended December 31, 2018	$14.42	0.11	(2.14)	(2.03)	(0.05)

Class I
For the year ended December 31, 2019	$11.69	0.15	3.40	3.55	(0.16)
For the year ended December 31, 2018	$14.42	0.15	(2.14)	(1.99)	(0.07)

Class Y
For the year ended December 31, 2019	$11.70	0.19	3.38	3.57	(0.17)
For the year ended December 31, 2018	$14.42	0.16	(2.14)	(1.98)	(0.07)

(A)	Inception date of the Fund is December 29, 2017. Fund commenced public offering on January 2, 2018.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

142 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(C)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

—	(0.12)	$15.05	29.96%	$111	1.15%	1.18%	29%
(0.67)	(0.72)	$11.67	(14.91)%	$66	1.18%	0.86%	84%

—	(0.16)	$15.08	30.34%	$6,216	0.86%	1.10%	29%
(0.67)	(0.74)	$11.69	(14.66)%	$4,440	0.89%	1.09%	84%

—	(0.17)	$15.10	30.54%	$15,528	0.74%	1.37%	29%
(0.67)	(0.74)	$11.70	(14.55)%	$10,214	0.77%	1.24%	84%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 143

International Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

International Fund(A)	Net asset value, beginning of period	Net investment income (B)	Net realized and unrealized gains on investments	Total from investment operations	Dividends from net investment income
Class A
For the six months ended December 31, 2019	$13.55	0.02	1.15	1.17	(0.04)

Class I
For the six months ended December 31, 2019	$13.55	0.04	1.15	1.19	(0.04)

Class Y
For the six months ended December 31, 2019	$13.55	0.05	1.15	1.20	(0.05)

(A)	Inception date of the Fund is June 28, 2019. The Fund commenced public offering and operations on July 1, 2019.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

144 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(C)(D)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(E)	Ratio of net investment income (loss) to average net assets(E)	Portfolio turnover rate(D)(F)

(0.01)	(0.05)	$14.67	8.64%	$45	1.21%	0.25%	8%

(0.01)	(0.05)	$14.69	8.80%	$3,828	0.92%	0.61%	8%

(0.01)	(0.06)	$14.69	8.85%	$9,616	0.80%	0.70%	8%

(D)	Not annualized.

(E)	Annualized.

(F)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 145

Short Duration Total Return Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Short Duration Total Return Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$10.05	0.38	0.06	0.44	(0.38)
For the year ended December 31, 2018	$10.11	0.33	(0.04)	0.29	(0.34)
For the year ended December 31, 2017	$10.04	0.30	0.09	0.39	(0.31)
For the period ended December 31, 2016	$10.00	0.09	0.03	0.12	(0.08)

Class I
For the year ended December 31, 2019	$10.05	0.41	0.07	0.48	(0.41)
For the year ended December 31, 2018	$10.11	0.36	(0.04)	0.32	(0.37)
For the year ended December 31, 2017	$10.03	0.33	0.10	0.43	(0.34)
For the period ended December 31, 2016	$10.00	0.10	0.03	0.13	(0.10)

Class Y
For the year ended December 31, 2019	$10.06	0.42	0.06	0.48	(0.42)
For the year ended December 31, 2018	$10.11	0.38	(0.04)	0.34	(0.38)
For the year ended December 31, 2017	$10.03	0.34	0.10	0.44	(0.35)
For the period ended December 31, 2016	$10.00	0.11	0.02	0.13	(0.10)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced public offering and operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

146 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains		Total distributions	Net asset value, end of period	Total return(C)		Net assets, end of period (000’s)	Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

(0.00	)(E)	(0.38)	$10.11	4.44%		$55,727	0.82%		3.72%		54%
(0.01)		(0.35)	$10.05	2.88%		$18,789	0.81%		3.30%		67%
(0.01)		(0.32)	$10.11	3.97%		$20,511	0.83%		3.30%		82%
—		(0.08)	$10.04	1.19	%(F)	$222	0.83	%(G)	1.12	%(G)	19	%(F)

(0.00	)(E)	(0.41)	$10.12	4.85%		$525,994	0.53%		4.00%		54%
(0.01)		(0.38)	$10.05	3.18%		$308,341	0.52%		3.62%		67%
(0.01)		(0.35)	$10.11	4.33%		$61,136	0.53%		3.29%		82%
—		(0.10)	$10.03	1.26	%(F)	$14,707	0.53	%(G)	1.32	%(G)	19	%(F)

(0.00	)(E)	(0.42)	$10.12	4.84%		$226,938	0.41%		4.09%		54%
(0.01)		(0.39)	$10.06	3.38%		$252,137	0.40%		3.72%		67%
(0.01)		(0.36)	$10.11	4.43%		$231,290	0.43%		3.33%		82%
—		(0.10)	$10.03	1.29	%(F)	$182,527	0.44	%(G)	1.25	%(G)	19	%(F)

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Not annualized.

(G)	Annualized.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 147

Core Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Core Bond Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$9.71	0.24	0.49	0.73	(0.25)
For the year ended December 31, 2018	$9.85	0.25	(0.13)	0.12	(0.26)
For the year ended December 31, 2017	$9.70	0.21	0.16	0.37	(0.22)
For the period ended December 31, 2016	$10.00	0.07	(0.28)	(0.21)	(0.09)

Class I
For the year ended December 31, 2019	$9.71	0.26	0.50	0.76	(0.28)
For the year ended December 31, 2018	$9.85	0.28	(0.13)	0.15	(0.29)
For the year ended December 31, 2017	$9.70	0.24	0.16	0.40	(0.25)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

Class Y
For the year ended December 31, 2019	$9.71	0.28	0.50	0.78	(0.29)
For the year ended December 31, 2018	$9.85	0.29	(0.13)	0.16	(0.30)
For the year ended December 31, 2017	$9.70	0.25	0.16	0.41	(0.26)
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)	(0.09)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced public offering and operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

148 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(C)		Net assets, end of period (000’s)	Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

—	(0.25)	$10.19	7.63%		$3,599	0.77%		2.43%		29%
—	(0.26)	$9.71	1.28%		$2,976	0.76%		2.60%		25%
—	(0.22)	$9.85	3.85%		$3,480	0.78%		2.10%		35%
—	(0.09)	$9.70	(2.28	)%(E)	$2,183	0.78	%(F)	0.87	%(F)	8	%(E)

—	(0.28)	$10.19	7.93%		$66,174	0.48%		2.61%		29%
—	(0.29)	$9.71	1.59%		$14,574	0.47%		2.92%		25%
—	(0.25)	$9.85	4.17%		$9,604	0.48%		2.40%		35%
—	(0.09)	$9.70	(2.14	)%(E)	$8,033	0.49	%(F)	1.02	%(F)	8	%(E)

—	(0.29)	$10.20	8.15%		$52,275	0.36%		2.83%		29%
—	(0.30)	$9.71	1.69%		$37,713	0.35%		3.03%		25%
—	(0.26)	$9.85	4.22%		$30,740	0.38%		2.49%		35%
—	(0.09)	$9.70	(2.11	)%(E)	$29,468	0.39	%(F)	1.00	%(F)	8	%(E)

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Not annualized.

(F)	Annualized.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 149

Corporate Credit Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Corporate Credit Fund	Net asset value, beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$10.77	0.58	0.78	1.36	(0.57)
For the year ended December 31, 2018	$11.32	0.59	(0.56)	0.03	(0.58)
For the year ended December 31, 2017	$11.13	0.58	0.24	0.82	(0.58)
For the year ended December 31, 2016	$10.53	0.63	0.60	1.23	(0.62)
For the year ended December 31, 2015	$10.94	0.58	(0.44)	0.14	(0.55)

Class C
For the year ended December 31, 2019	$10.73	0.49	0.79	1.28	(0.49)
For the year ended December 31, 2018	$11.28	0.51	(0.56)	(0.05)	(0.50)
For the year ended December 31, 2017	$11.09	0.49	0.25	0.74	(0.50)
For the year ended December 31, 2016	$10.51	0.54	0.60	1.14	(0.55)
For the year ended December 31, 2015	$10.92	0.49	(0.43)	0.06	(0.47)

Class I
For the year ended December 31, 2019	$10.74	0.61	0.79	1.40	(0.61)
For the year ended December 31, 2018	$11.28	0.62	(0.54)	0.08	(0.62)
For the year ended December 31, 2017	$11.09	0.61	0.24	0.85	(0.61)
For the year ended December 31, 2016	$10.50	0.66	0.59	1.25	(0.65)
For the year ended December 31, 2015	$10.91	0.60	(0.43)	0.17	(0.58)

Class Y
For the year ended December 31, 2019	$10.73	0.62	0.79	1.41	(0.62)
For the year ended December 31, 2018	$11.27	0.64	(0.55)	0.09	(0.63)
For the year ended December 31, 2017	$11.09	0.62	0.24	0.86	(0.63)
For the year ended December 31, 2016	$10.50	0.67	0.59	1.26	(0.66)
For the year ended December 31, 2015	$10.91	0.62	(0.44)	0.18	(0.59)

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

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Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total net expenses to average net assets	Ratio of total gross expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.09)	(0.66)	$11.47	12.85%	$120,014	0.90%	0.92%	5.05%	132%
—	(0.58)	$10.77	0.25%	$69,363	0.90%	0.91%	5.30%	112%
(0.05)	(0.63)	$11.32	7.56%	$64,204	0.92%	0.93%	5.07%	83%
(0.01)	(0.63)	$11.13	11.94%	$71,075	0.93%	0.93%	5.72%	119%
—	(0.55)	$10.53	1.19%	$44,354	0.95%	0.95%	5.24%	48%

(0.09)	(0.58)	$11.43	12.06%	$26,683	1.65%	1.67%	4.34%	132%
—	(0.50)	$10.73	(0.51)%	$24,968	1.65%	1.66%	4.56%	112%
(0.05)	(0.55)	$11.28	6.77%	$26,656	1.67%	1.68%	4.33%	83%
(0.01)	(0.56)	$11.09	11.06%	$29,607	1.68%	1.68%	4.98%	119%
—	(0.47)	$10.51	0.44%	$23,649	1.70%	1.70%	4.47%	48%

(0.09)	(0.70)	$11.44	13.20%	$911,514	0.61%	0.63%	5.36%	132%
—	(0.62)	$10.74	0.64%	$622,887	0.61%	0.62%	5.59%	112%
(0.05)	(0.66)	$11.28	7.87%	$536,203	0.62%	0.63%	5.39%	83%
(0.01)	(0.66)	$11.09	12.21%	$411,465	0.64%	0.64%	6.00%	119%
—	(0.58)	$10.50	1.49%	$247,522	0.75%	0.75%	5.51%	48%

(0.09)	(0.71)	$11.43	13.35%	$82,516	0.49%	0.51%	5.43%	132%
—	(0.63)	$10.73	0.75%	$26,221	0.49%	0.50%	5.71%	112%
(0.05)	(0.68)	$11.27	7.89%	$25,309	0.52%	0.53%	5.49%	83%
(0.01)	(0.67)	$11.09	12.34%	$21,310	0.54%	0.54%	6.33%	119%
—	(0.59)	$10.50	1.60%	$18,013	0.56%	0.56%	5.62%	48%

(C)

The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been as indicated.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 151

High Yield Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

High Yield Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income
Class A
For the year ended December 31, 2019	$10.22	0.60	0.91	1.51	(0.60)
For the year ended December 31, 2018	$10.77	0.62	(0.51)	0.11	(0.61)
For the year ended December 31, 2017	$10.65	0.65	0.38	1.03	(0.65)
For the year ended December 31, 2016	$10.14	0.70	0.71	1.41	(0.66)

Class I
For the year ended December 31, 2019	$10.22	0.63	0.91	1.54	(0.62)
For the year ended December 31, 2018	$10.78	0.65	(0.52)	0.13	(0.64)
For the year ended December 31, 2017	$10.65	0.68	0.39	1.07	(0.68)
For the year ended December 31, 2016	$10.14	0.73	0.71	1.44	(0.69)

Class Y
For the year ended December 31, 2019	$10.22	0.65	0.91	1.56	(0.64)
For the year ended December 31, 2018	$10.78	0.67	(0.53)	0.14	(0.65)
For the year ended December 31, 2017	$10.65	0.69	0.40	1.09	(0.70)
For the year ended December 31, 2016	$10.14	0.74	0.71	1.45	(0.70)

(A)	Inception date of the Fund is December 31, 2015. Fund commenced public offering on January 4, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Distributions from net realized capital gains	Total distributions	Net asset value, end of period	Total return(C)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.11)	(0.71)	$11.02	15.04%	$18,004	0.97%	5.49%	164%
(0.05)	(0.66)	$10.22	0.97%	$1,674	0.96%	5.81%	145%
(0.26)	(0.91)	$10.77	9.96%	$296	0.99%	5.89%	137%
(0.24)	(0.90)	$10.65	14.29%	$185	0.99%	6.51%	123%

(0.11)	(0.73)	$11.03	15.44%	$96,563	0.68%	5.79%	164%
(0.05)	(0.69)	$10.22	1.16%	$23,499	0.67%	6.10%	145%
(0.26)	(0.94)	$10.78	10.36%	$14,185	0.69%	6.23%	137%
(0.24)	(0.93)	$10.65	14.62%	$23,989	0.70%	6.80%	123%

(0.11)	(0.75)	$11.03	15.56%	$20,190	0.56%	5.99%	164%
(0.05)	(0.70)	$10.22	1.27%	$29,274	0.55%	6.23%	145%
(0.26)	(0.96)	$10.78	10.48%	$16,623	0.59%	6.28%	137%
(0.24)	(0.94)	$10.65	14.73%	$7,752	0.60%	7.07%	123%

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 153

Diamond Hill Funds
Notes to Financial Statements
December 31, 2019

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill All Cap Select Fund (“All Cap Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Global Fund (“Global Fund”), Diamond Hill International Fund (“International Fund”), Diamond Hill Short Duration Total Return Fund (“Short Duration Fund”), Diamond Hill Core Bond Fund (“Core Bond Fund”), Diamond Hill Corporate Credit Fund (“Corporate Credit Fund”) and Diamond Hill High Yield Fund (“High Yield Fund”) are each a diversified series, except for the All Cap Select Fund which is non-diversified, of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In June 2019, the partners of the Diamond Hill International Fund, L.P. (the “International Partnership”) approved the conversion of the International Partnership into the International Fund effective July 1, 2019. The International Fund is a successor to the International Partnership and has substantially the same investment objectives and strategies as did the International Partnership. The net assets contributed resulting from these tax-free transactions was $3,996,233, including net unrealized appreciation of $227,053. In addition, limited partners of the International Partnership were issued shares in the International Fund based on the July 1, 2019 opening net asset value (“NAV”) per share of the International Fund. A total of 295,000 shares were issued at a NAV per share of $13.55. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The shareholders of the Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Financial Long-Short Fund to the Research Opportunities Fund. The tax-free reorganization took place on June 7, 2019.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

The following is a summary of shares outstanding, net assets, NAV per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Financial Long-Short Fund	Research Opportunities Fund	Research Opportunities Fund
Class A
Shares	230,759	231,602	471,011
Net Assets	$5,169,992	$5,001,391	$10,171,383
Net Asset Value	$22.40	$21.59	$21.59

Class C
Shares	67,429	42,440	110,085
Net Assets	$1,370,862	$860,074	$2,230,936
Net Asset Value	$20.33	$20.27	$20.27

Class I
Shares	721,321	1,473,970	2,212,540
Net Assets	$16,194,234	$32,318,945	$48,513,179
Net Asset Value	$22.45	$21.93	$21.93

Class Y
Shares	N/A	816,821	816,821
Net Assets	N/A	$17,980,227	$17,980,227
Net Asset Value	N/A	$22.01	$22.01

Fund Total
Shares	1,019,509	2,564,833	3,610,457
Net Assets	$22,735,088	$56,160,637	$78,895,725
Unrealized Appreciation	$1,140,469	$2,966,361	$4,106,830

Assuming the reorganization had been completed on January 1, 2019, the beginning of the annual reporting period of the Research Opportunities Fund, the Research Opportunities Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows:

Net Investment Income	Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation) on Investments	Change in Net Assets from Operations
$358,858	$18,374,542	$18,733,400

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Financial Long-Short Fund that have been included in the Research Opportunities Fund’s Statement of Operations since June 7, 2019.

For financial reporting purposes, assets received and shares issued by the Research Opportunities Fund were recorded at fair value; however, the cost basis of the investments received from the Financial Long-Short Fund was carried forward to align ongoing reporting of the Research Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

With the exception of the Mid Cap Fund, Global Fund, International Fund, Short Duration Fund, Core Bond Fund and High Yield Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Mid Cap Fund, Global Fund, International Fund, Short Duration Fund, Core Bond Fund and High Yield Fund offer three classes of shares: Class A, Class I and Class Y. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. With the exception of the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund, Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price. The Short Duration Fund has a maximum sales charge on purchases of 2.25% and the Core Bond Fund, Corporate Credit Fund and High Yield Fund have a maximum sales charge on purchases of 3.50% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within one year of the purchase date.

New Accounting Pronouncement

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to be accreted to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds are complying with ASU 2017-08 and the impact is not deemed to be material to the Funds.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid (long positions) or ask (short positions) price in the principal market where such securities are normally traded. Investments in other open-end investment companies are valued at their reported NAV per share. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity (i.e., market transactions for normal, institutional-size trading units of similar securities), readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, if amortized cost is determined to approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price becomes stale, or an event occurs that materially affects the furnished price) are valued by the Valuation & Liquidity Committee. In these cases, the Valuation & Liquidity Committee, established and appointed by the Board of Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive)

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Trust’s Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign equity securities occur between the time the exchange on which they are traded closes and the time the Funds’ NAVs are calculated. The Funds use a systematic valuation model, provided daily by an independent third party, to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities (Assets)
Small Cap Fund
Common Stocks*	$732,044,571	$—	$—	$732,044,571
Registered Investment Companies	72,517,169	—	—	72,517,169
Total	$804,561,740	$—	$—	$804,561,740
Small-Mid Cap Fund
Common Stocks*	$2,260,335,257	$—	$—	$2,260,335,257
Registered Investment Companies	288,933,514	—	—	288,933,514
Total	$2,549,268,771	$—	$—	$2,549,268,771
Mid Cap Fund
Common Stocks*	$210,856,401	$—	$—	$210,856,401
Registered Investment Companies	23,512,140	—	—	23,512,140
Total	$234,368,541	$—	$—	$234,368,541
Large Cap Fund
Common Stocks*	$6,591,908,843	$—	$—	$6,591,908,843
Registered Investment Companies	173,631,666	—	—	173,631,666
Total	$6,765,540,509	$—	$—	$6,765,540,509

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
All Cap Select Fund
Common Stocks*	$258,311,483	$—	$—	$258,311,483
Registered Investment Companies	21,767,404	—	—	21,767,404
Total	$280,078,887	$—	$—	$280,078,887
Long-Short Fund
Common Stocks*	$3,052,629,147	$—	$—	$3,052,629,147
Registered Investment Companies	965,081,369	—	—	965,081,369
Total	$4,017,710,516	$—	$—	$4,017,710,516
Research Opportunities Fund
Common Stocks*	$68,509,775	$5,484,654	$—	$73,994,429
Corporate Bonds*	—	891,000	—	891,000
Registered Investment Companies	18,334,563	—	—	18,334,563
Total	$86,844,338	$6,375,654	$—	$93,219,992
Global Fund
Common Stocks*	$13,707,483	$7,592,065	$—	$21,299,548
Registered Investment Companies	1,094,440	—	—	1,094,440
Total	$14,801,923	$7,592,065	$—	$22,393,988
International Fund
Common Stocks*	$3,820,132	$9,418,096	$—	$13,238,228
Registered Investment Companies	616,617	—	—	616,617
Total	$4,436,749	$9,418,096	$—	$13,854,845
Short Duration Fund
Corporate Credit*	$—	$39,562,345	$—	$39,562,345
Securitized*	—	681,008,815	—	681,008,815
Treasury	—	53,033,520	—	53,033,520
Registered Investment Companies	75,538,331	—	—	75,538,331
Total	$75,538,331	$773,604,680	$—	$849,143,011
Core Bond Fund
Corporate Credit*	$—	$20,061,303	$—	$20,061,303
Government Related	—	662,299	—	662,299
Securitized*	—	70,779,526	—	70,779,526
Treasury	—	26,063,894	—	26,063,894
Registered Investment Companies	7,624,154	—	—	7,624,154
Total	$7,624,154	$117,567,022	$—	$125,191,176
Corporate Credit Fund
Collateralized Debt Obligations	$—	$1,229,909	$—	$1,229,909
Corporate Bonds*	—	922,587,280	—	922,587,280
Registered Investment Companies	204,219,073	—	—	204,219,073
Total	$204,219,073	$923,817,189	$—	$1,128,036,262

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
High Yield Fund
Corporate Bonds*	$—	$122,099,014	$—	$122,099,014
Securitized*	—	5,020,114	—	5,020,114
Registered Investment Companies	5,782,885	—	—	5,782,885
Total	$5,782,885	$127,119,128	$—	$132,902,013
Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	$(1,056,982,316)	$—	$—	$(1,056,982,316)
Total	$(1,056,982,316)	$—	$—	$(1,056,982,316)
Research Opportunities Fund
Common Stocks*	$(14,354,983)	$—	$—	$(14,354,983)
Total	$(14,354,983)	$—	$—	$(14,354,983)

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

The following table presents the Small Cap Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2019.

Common Stocks
Value, December 31, 2018	$1,797,682
Purchases	—
Sales*	(632,152)
Net realized gains	632,152
Net Change in unrealized appreciation (depreciation)	(1,797,682)
Value, December 31, 2019	$—

*	Includes return of capital distributions.

There were no transfers into or out of Level 3 for the year ended December 31, 2019.

Short sales — The Long-Short Fund, Research Opportunities Fund, Global Fund, International Fund, Corporate Credit Fund and High Yield Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline and involves the sale of a security that the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales and other liquid securities are maintained by the custodian and are used as collateral. Cash collateral is shown as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments. Liquid securities pledged as collateral are noted on the Schedules of Investments.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (specifically dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment adviser, Diamond Hill Capital Management, Inc. (“DHCM”), to accurately anticipate the future value of a security.

A Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.

Securities lending — Under the terms of the securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions is on an overnight and continuous basis. In exchange, the Funds receive cash and/or U.S. Treasury and government agency securities as collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay State Street the remaining portion. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into a master netting agreement and collateral agreement with State Street that provide the Funds, in the event of default (such as bankruptcy or borrower’s failure to pay or perform), the right to net rights and obligations under such agreements and liquidate and set off collateral against the net amount owed to the Funds.

As of December 31, 2019, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities	Fair Value of Collateral
	Loaned	Cash	Non-Cash*	Total
Small Cap Fund	$162,695,070	$53,910,257	$112,117,573	$166,027,830
Small-Mid Cap Fund	190,937,589	109,189,881	85,991,351	195,181,232
Mid Cap Fund	5,712,625	4,102,191	1,737,150	5,839,341
Large Cap Fund	31,194,489	9,680,151	22,354,594	32,034,745

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

	Fair Value of Securities	Fair Value of Collateral
	Loaned	Cash	Non-Cash*	Total
All Cap Select Fund	$7,554,023	$7,741,480	$—	$7,741,480
Long-Short Fund	518,894,516	528,811,125	—	528,811,125
Research Opportunities Fund	16,911,205	17,217,746	—	17,217,746
Global Fund	544,148	559,056	—	559,056
International Fund	572,453	372,210	215,398	587,608
Short Duration Fund	38,613,433	38,637,375	959,045	39,596,420
Core Bond Fund	5,076,017	2,838,375	2,379,000	5,217,375
Corporate Credit Fund	1,074,785	1,106,825	—	1,106,825
High Yield Fund	133,536	136,500	—	136,500

*

These securities are held for the benefit of the Funds at the Funds’ custodian. The Funds cannot repledge or resell this collateral. As such, collateral is excluded from the Statements of Assets & Liabilities.

Security transactions — Throughout the reporting period, investment transactions are generally recorded on trade date but no later than the first business day following trade date. For financial reporting purposes, investments are recorded on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income and expense are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Taxes on foreign dividends and/or capital gains have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized using the daily effective yield method and included in interest income. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions. Interest only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

162 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable), and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Global Fund and International Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 163

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains (losses) on investments on the Statements of Operations. Net realized and unrealized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2019, purchases and sales (including maturities) of investment securities (excluding short-term securities, U.S. government obligations and in-kind transactions) were as follows:

	Purchases	Sales
Small Cap Fund	$185,773,584	$611,180,245
Small-Mid Cap Fund	313,275,156	488,559,329
Mid Cap Fund	129,448,025	51,717,831
Large Cap Fund	1,260,650,745	1,266,906,397
All Cap Select Fund	111,055,902	100,067,538
Long-Short Fund	1,700,977,372	2,523,607,290
Research Opportunities Fund	53,578,283	77,295,820
Global Fund	8,682,352	5,074,193
International Fund	9,449,385	908,456
Short Duration Fund	546,703,429	328,772,619
Core Bond Fund	62,295,624	17,255,439
Corporate Credit Fund	1,305,555,536	1,092,711,454
High Yield Fund	214,089,860	145,898,649

164 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2019:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$539,707	0.06%
Small-Mid Cap Fund	351,377	0.02%
Mid Cap Fund	68,329	0.04%
Large Cap Fund	715,268	0.01%
All Cap Select Fund	101,419	0.04%
Long-Short Fund	1,334,852	0.04%
Research Opportunities Fund	78,141	0.11%
Global Fund	10,462	0.06%
International Fund	9,249	0.08%

Investment Advisory Fees and Other Transactions with Affiliates

As of December 31, 2019, the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Global Fund, International Fund, Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid monthly at an annual rate of 0.80%, 0.75%, 0.60%, 0.50%, 0.70%, 0.90%, 0.95%, 0.65%, 0.65%, 0.35%, 0.30%, 0.45% and 0.50%, respectively, of the Fund’s average daily net assets. Prior to February 28, 2019, the Global Fund paid fees at an annual rate of 0.70% of the Fund’s average daily net assets. The management agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM is paid a fee monthly at an annual rate of 0.21% for Class A Shares and Class C Shares, 0.17% for Class I Shares and 0.05% for Class Y shares of each class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee monthly at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees monthly at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 165

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

to any distribution or shareholder-servicing fees. The Trust has entered into a Distribution Agreement on behalf of the Funds with Foreside Financial Services, LLC (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

During the year ended December 31, 2019, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$1,805
Small-Mid Cap Fund	1,454
Mid Cap Fund	4,081
Large Cap Fund	37,896
All Cap Select Fund	309
Long-Short Fund	16,750
Research Opportunities Fund	407
International Fund	69
Short Duration Fund	2,406
Core Bond Fund	12
Corporate Credit Fund	8,771
High Yield Fund	4,059

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds during the year ended December 31, 2019 as follows:

Small Cap Fund	$165
Small-Mid Cap Fund	382
Large Cap Fund	717
Long-Short Fund	94
Research Opportunities Fund	150
Corporate Credit Fund	1,025

166 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

The Funds may invest in one or more Diamond Hill Funds. The Fund’s adviser has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Funds. This fee waiver is accrued daily and settled monthly. During the year ended December 31, 2019, the Funds reduced investment advisory fees as follows:

Small Cap Fund	$20,711
Small-Mid Cap Fund	139,722
Mid Cap Fund	8,042
Long-Short Fund	280,403
Corporate Credit Fund	151,035

The Small-Mid Cap Fund, Mid Cap Fund, Long-Short Fund and Corporate Credit Fund each own Class Y shares of the Short Duration Fund, thereby making the Short Duration Fund an affiliated company as defined by the 1940 Act.

Information regarding the Funds’ holdings in the Short Duration Fund during the year ended December 31, 2019 is as follows:

Affiliated Fund	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Long-Short Fund	Corporate Credit Fund
Diamond Hill Short Duration Total Return Fund
Value, December 31, 2018	$39,405,005	$38,869,026	$2,237,057	$91,442,964	$32,028,667
Purchases	213,534	1,652,813	95,126	3,230,799	18,820,369
Sales	(39,721,907)	—	—	(27,000,000)	—
Realized Gains	71,515	—	—	217,544	—
Change in Unrealized Appreciation/Depreciation	31,853	229,651	13,217	541,718	172,727
Value, December 31, 2019	$—	$40,751,490	$2,345,400	$68,433,025	$51,021,763
Income Distributions	$213,534	$1,652,814	$95,126	$3,230,799	$1,820,369

The Officers of the Trust are affiliated with DHCM. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Each Trustee receives an annual retainer of $60,000, an in-person meeting fee of $9,125 and a July telephonic meeting fee of $5,000 from DHCM. The Independent Chairperson of the Board also receives an additional $3,000 for each in person meeting. The Audit and Nominating Committee Chairpersons receive an additional $2,000 per Committee meeting. Collectively, the Independent Trustees were paid $564,625 in fees during the year ended December 31, 2019. In addition, DHCM reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 167

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2019 and 2018 were as follows:

	Small Cap Fund		Small-Mid Cap Fund		Mid Cap Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$9,777,452	$2,748,773	$22,520,202	$11,364,354	$1,309,016	$836,404
Long-term capital gains	41,924,707	101,045,861	96,840,200	85,762,400	3,308,543	2,432,843
Total distributions	$51,702,159	$103,794,634	$119,360,402	$97,126,754	$4,617,559	$3,269,247

	Large Cap Fund		All Cap Select Fund		Long-Short Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$76,750,034	$79,248,954	$378,966	$3,669,241	$29,241,845	$27,187,756
Long-term capital gains	232,666,505	146,758,591	4,355,643	17,028,959	188,106,126	161,714,915
Total distributions	$309,416,539	$226,007,545	$4,734,609	$20,698,200	$217,347,971	$188,902,671

	Research Opportunities Fund		Global Fund		International Fund
	2019	2018	2019	2018	2019
Distributions paid from:
Ordinary income	$353,668	$21,893	$240,628	$372,462	$48,725
Long-term capital gains	3,455,947	2,194,400	—	183,247	3,173
Total distributions	$3,809,615	$2,216,293	$240,628	$555,709	$51,898

	Short Duration Fund		Core Bond Fund		Corporate Credit Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$28,180,506	$16,643,635	$2,323,156	$1,575,062	$57,866,445	$38,890,760
Long-term capital gains	—	4,015	—	—	1,612,910	—
Total distributions	$28,180,506	$16,647,650	$2,323,156	$1,575,062	$59,479,355	$38,890,760

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

	High Yield Fund
	2019	2018
Distributions paid from:
Ordinary income	$7,005,691	$2,950,438
Long-term capital gains	—	199,225
Total distributions	$7,005,691	$3,149,663

The following information is computed on a tax basis for each item as of December 31, 2019:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Net unrealized appreciation on portfolio investments	$274,237,010	$463,978,701	$26,792,544	$2,030,699,844
Undistributed ordinary income	2,506,448	4,969,112	—	—
Undistributed capital gains	—	1,659,341	401,825	—
Qualified late-year losses	(2,887,341)	—	(4,733)	(13,803,061)
Distributable earnings	$273,856,117	$470,607,154	$27,189,636	$2,016,896,783

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Global Fund
Net unrealized appreciation on portfolio investments	$42,611,460	$868,047,927	$10,247,107	$2,128,810
Undistributed ordinary income	1,790,440	—	92,036	42,245
Undistributed capital gains	—	15,780,587	566,892	—
Accumulated capital and other losses	(4,194,625)	—	—	(474,794)
Distributable earnings	$40,207,275	$883,828,514	$10,906,035	$1,696,261

	International Fund	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund
Net unrealized appreciation on portfolio investments	$1,208,823	$1,555,043	$1,585,746	$13,329,740
Undistributed ordinary income	9,101	—	—	4,407,964
Undistributed capital gains	79,270	—	—	820,030
Qualified late-year losses	—	(16,256)	—	—
Accumulated capital and other losses	—	—	(193,179)	—
Distributable earnings	$1,297,194	$1,538,787	$1,392,567	$18,557,734

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 169

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

High Yield Fund
Net unrealized appreciation on portfolio investments	$2,014,737
Undistributed ordinary income	870,667
Undistributed capital gains	34,490
Distributable earnings	$2,919,894

Qualified late-year losses listed above incurred after October 31, 2019 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year.

As of December 31, 2019, the Funds’ federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments including short sales, where applicable, were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Tax cost of portfolio investments	$530,324,730	$2,085,290,070	$207,575,997	$4,734,840,665
Gross unrealized appreciation	286,671,927	557,569,076	33,635,734	2,167,574,938
Gross unrealized depreciation	(12,434,917)	(93,590,375)	(6,843,190)	(136,875,094)
Net unrealized appreciation on portfolio investments	$274,237,010	$463,978,701	$26,792,544	$2,030,699,844

	All Cap Select Fund	Long-Short Fund	Research Opportunities Fund	Global Fund
Tax cost of portfolio investments	$237,467,427	$2,092,680,273	$68,617,902	$20,265,178
Gross unrealized appreciation	45,788,076	881,317,626	12,375,820	2,829,522
Gross unrealized depreciation	(3,176,616)	(13,269,699)	(2,128,713)	(700,712)
Net unrealized appreciation on portfolio investments	$42,611,460	$868,047,927	$10,247,107	$2,128,810

	International Fund	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund
Tax cost of portfolio investments	$12,646,022	$847,587,968	$123,605,430	$1,114,706,522
Gross unrealized appreciation	1,522,962	9,541,394	2,956,016	25,353,103
Gross unrealized depreciation	(314,139)	(7,986,351)	(1,370,270)	(12,023,363)
Net unrealized appreciation on portfolio investments	$1,208,823	$1,555,043	$1,585,746	$13,329,740

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

High Yield Fund
Tax cost of portfolio investments	$130,887,276
Gross unrealized appreciation	3,339,608
Gross unrealized depreciation	(1,324,871)
Net unrealized appreciation on portfolio investments	$2,014,737

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and unreversed inclusions of Passive Foreign Investment Companies.

For the latest tax year ended December 31, 2019, the following Funds have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	All Cap Select Fund	Global Fund	Core Bond Fund
No expiration - short-term	$2,078,521	$71,958	$68,818
No expiration - long-term	2,116,104	402,836	124,361
	$4,194,625	$474,794	$193,179

As a result of the reorganization of the Financial Long-Short Fund into the Research Opportunities Fund, the Research Opportunities Fund acquired $1,890 of long-term CLCFs from the Financial Long-Short Fund. During the year ended December 31, 2019, Research Opportunities utilized the $1,890 of long-term CLCFs to offset current year realized gains and the Corporate Credit Fund utilized $2,412,492 of short-term CLCFs to offset current year realized gains.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 171

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

Reclassification of capital accounts — Reclassifications result primarily from utilization of earnings and profits on shareholder redemptions. The following reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present each Fund’s capital accounts on a tax basis:

	Paid-In Capital	Distributable Earnings
Small Cap Fund	$18,806,046	$(18,806,046)
Small-Mid Cap Fund	9,142,133	(9,142,133)
Mid Cap Fund	1,052,170	(1,052,170)
Large Cap Fund	37,633,104	(37,633,104)
All Cap Select Fund	—	—
Long-Short Fund	56,674,352	(56,674,352)
Research Opportunities Fund	435,782	(435,782)
Global Fund	—	—
International Fund	—	—
Short Duration Fund	(59,315)	59,315
Core Bond Fund	(4,631)	4,631
Corporate Credit Fund	961,978	(961,978)
High Yield Fund	256,738	(256,738)

Borrowings

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, All Cap Select Fund, Long-Short Fund, Research Opportunities Fund, Global Fund, International Fund, Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund each has an unsecured line of credit up to 20.0%, 20.0%, 20.0%, 33.3%, 25.0%, 15.0%, 15.0%, 20.0%, 20.0%, 20.0%, 20.0%, 15.0% and 15.0%, respectively, of its net assets, with a total maximum of $40,000,000.

Borrowings under the agreement bear interest at the higher of Federal Funds Rate or one month LIBOR plus 1.25%. The line of credit is available until June 3, 2020, unless extended, when any advances are to be repaid. During the year ended December 31, 2019, no amounts were drawn from the available lines.

In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. A lending fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10%

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2019

of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the year ended December 31, 2019, none of the Funds participated in the Interfund Lending Program.

In-Kind Subscriptions Transactions

During the year ended December 31, 2019, the Large Cap Fund, Class Y received securities in lieu of cash for two shareholder purchases. The purchases were as follows:

Fund	Date	Amount Purchased	Securities Received	Cash Received	Shares Issued
Large Cap Fund	04/05/19	$5,153,011	$4,881,551	$271,460	192,564
Large Cap Fund	04/05/19	1,736,514	1,640,808	95,706	64,892

Subsequent Events

The Funds evaluated events from December 31, 2019 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 173

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Diamond Hill Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and investments sold short, of Diamond Hill Funds comprising Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill All Cap Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Global Fund, Diamond Hill International Fund, Diamond Hill Short Duration Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund, and Diamond Hill High Yield Fund (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended for Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill All Cap Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Global Fund, Diamond Hill Short Duration Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Corporate Credit Fund, and Diamond Hill High Yield Fund, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 1, 2019 (commencement of operations) through December 31, 2019, for Diamond Hill International Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended December 31, 2017, and prior, were audited by other auditors whose report dated February 16, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

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Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Diamond Hill Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 14, 2020

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 175

Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve-month period ended June 30 are available without charge upon request by calling toll free number 1-888-226-5595, or through the Funds’ website, or on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Part F to Form N-PORT. The complete listing is available on the Commission’s website. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2019 qualify for the corporate dividends received deduction:

Small Cap Fund	59.57%
Small-Mid Cap Fund	68.25%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
All Cap Select Fund	67.56%
Long-Short Fund	100.00%
Research Opportunities Fund	86.67%
Global Fund	3.68%
International Fund	5.57%
Short Duration Fund	0.00%
Core Bond Fund	0.00%
Corporate Credit Fund	0.00%
High Yield Fund	0.00%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2019.

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Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2019, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$41,924,707
Small-Mid Cap Fund	96,840,200
Mid Cap Fund	3,308,543
Large Cap Fund	232,666,505
All Cap Select Fund	4,355,643
Long-Short Fund	188,106,126
Research Opportunities Fund	3,455,947
International Fund	3,173
Corporate Credit Fund	1,612,910

Trustee Approval of Investment Advisory Agreement

Renewal of Management Agreement for All Funds

The Board of Trustees of Diamond Hill Funds (the “Trust”) requested and the Adviser provided a broad range of information in connection with its consideration of the continuance of the Amended and Restated Investment Management Agreement (“Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). The Board reviewed the information at regularly scheduled meetings on July 17, 2019, and August 15, 2019, and by unanimous vote approved continuation of the Management Agreement. In concluding to renew the Management Agreement, the Board discussed the following factors, on a Fund-by-Fund basis:

a)

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement, including a review of the services provided thereunder and the Adviser’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns the Adviser’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of the Adviser and that the Adviser continues to invest significant resources in human capital to attract and retain top talent. The Trustees also reviewed the Adviser’s succession plan for key investment and management staff. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel. Finally, the Trustees noted that the Adviser provides administrative services to the Trust under an Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement (“Administration Agreement”).

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Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited) (Continued)

b)

Investment Performance of the Funds. In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, performance relative to its passive benchmark, performance relative to a custom peer group, and performance relative to the Fund’s Morningstar category, each as of June 30, 2019.

c)

Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rate for each Fund under the Management Agreement was at or below the average and median rates of the applicable Fund’s custom peer group.

d)

Reasonableness of Total Expenses. The Trustees noted that the total expenses for all Class I and Class Y shares, except for Short Duration Total Return Class I, were at or below both the average and median total expenses of comparable funds within the applicable Fund’s Morningstar category and custom peer group. As it relates to Class A and Class C, the total expenses are at or below both the average and median total expenses of comparable funds with the applicable Fund’s Morningstar category and custom peer group for all but four share classes.

e)

Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between serving as an adviser versus a sub-adviser. With limited exceptions, the Trustees observed that the investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges its other similarly managed accounts (i.e., private partnerships and separately managed accounts).

f)

Profitability. The Trustees considered each Fund’s profitability to the Adviser and the Adviser’s methodology for calculating its profitability. The Trustees concluded that the Adviser’s pre-tax profit margin under the Management Agreement represented a fair and entrepreneurial profit for managing the Funds. The Trustees noted that the Adviser is also the administrator to the Funds and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the profit margin under the Administration Agreement represented a fair and entrepreneurial profit for serving as administrator to the Funds.

g)

Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees noted that one of the Funds currently is closed to most new investors. The Trustees also noted that the Adviser has a

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Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited) (Continued)

history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale, with the most recent reduction having taken place on February 28, 2018.

h)

Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients and the ability to serve as sub-adviser to other mutual funds. The Trustees noted that as administrator to the Funds the Adviser is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of Class C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the Management Agreement for all of the Funds was in the best interests of each Fund and its shareholders.

Initial Approval of Management Agreement for the Diamond Hill International Fund

The Board of Trustees of Diamond Hill Funds (the “Trust”) requested and the Adviser provided a broad range of information in connection with its consideration of approval of the Amended and Restated Investment Management Agreement (“Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for the Diamond Hill International Fund (“International Fund”), a newly organized series of the Trust. The Board reviewed the information at a regularly scheduled meeting on February 14, 2019 and by a unanimous vote approved the Management Agreement. The Board had previously renewed the Management Agreement for all series of the Trust on August 16, 2018. In concluding to approve the Management Agreement for the International Fund, the Board discussed the following factors, on a Fund-by-Fund basis:

a)

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement, including a review of the services provided thereunder and the Adviser’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns the Adviser’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of the Adviser and that the Adviser continues to invest significant resources in human capital to attract and retain top talent. Finally, the Trustees noted that the Adviser provides administrative services to the Trust under an Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement (“Administration Agreement”).

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Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited) (Continued)

b)

Investment Performance of the Fund. In evaluating performance, the Trustees reviewed the Adviser’s absolute and relative return goals for the International Fund and performance information for the Diamond Hill International Fund, L.P. (“International LP”), noting that the International LP will be converted into the International Fund. The Trustees determined that because the International Fund has not commenced operations, the Trustees would review performance over time.

c)

Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rate under the Management Agreement was below both the average and median rates of the Morningstar Foreign Large Value Category.

d)

Reasonableness of Total Expenses. The Trustees noted that the estimated total expenses of each class of shares of the International Fund was below both the average and median total expenses of the Morningstar Foreign Large Value Category.

e)

Profitability. The Trustees considered the profitability of the Adviser’s future relationship with the International Fund. The Adviser discussed the level of assets the International Fund will need to reach before becoming profitable. As such, the Adviser represented that the International Fund will likely not generate a profit until a performance track-record has been established and asset growth begins to increase in line with expectations. After discussion, the Trustees determined that they would continue to evaluate the Adviser’s profitability in connection with the next annual renewal of the Management Agreement. The Trustees noted that the Adviser is also the administrator to the International Fund and the Trustees had previously reviewed a separate profitability analysis relating to the administrative services provided to all the funds of the Trust. The Trustees concluded that the profit margin under the Administration Agreement represented a fair and entrepreneurial profit for serving as administrator to the Funds.

f)

Economies of Scale. The Trustees had previously reviewed the potential extent to which economies of scale would be realized as each of the other funds in the Trust grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees noted that three of the other funds in the Trust are currently closed to most new investors. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale, with the most recent reduction taking place on February 28, 2018. The Adviser represented that the strategy for the International Fund will be the same as the other funds in the Trust.

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Diamond Hill Funds
Other Items
December 31, 2019 (Unaudited) (Continued)

g)

Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with all the funds in the Trust, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients, the ability to serve as sub-adviser to other mutual funds, and the ability to launch an exchange-traded fund.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with the International Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from the International Fund was fair and reasonable and the approval of the Management Agreement for the International Fund was in the best interests of the International Fund and its shareholders.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 181

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as sales charges and fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2019 and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,085.50	1,018.79	6.69	6.47	1.27%
Class C	1,000.00	1,000.00	1,081.70	1,014.99	10.63	10.29	2.03%
Class I	1,000.00	1,000.00	1,087.30	1,020.25	5.17	5.00	0.98%
Class Y	1,000.00	1,000.00	1,087.90	1,020.86	4.54	4.39	0.86%
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,082.30	1,019.08	6.38	6.18	1.21%
Class C	1,000.00	1,000.00	1,078.10	1,015.30	10.30	9.99	1.97%
Class I	1,000.00	1,000.00	1,083.90	1,020.54	4.86	4.71	0.92%
Class Y	1,000.00	1,000.00	1,084.40	1,021.15	4.23	4.10	0.80%

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Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund
Class A	1,000.00	1,000.00	1,064.60	1,019.83	5.55	5.43	1.07%
Class I	1,000.00	1,000.00	1,065.90	1,021.29	4.04	3.96	0.78%
Class Y	1,000.00	1,000.00	1,066.40	1,021.90	3.42	3.35	0.66%
Large Cap Fund
Class A	1,000.00	1,000.00	1,090.70	1,020.32	5.11	4.94	0.97%
Class C	1,000.00	1,000.00	1,086.80	1,016.53	9.05	8.74	1.72%
Class I	1,000.00	1,000.00	1,092.20	1,021.78	3.59	3.46	0.68%
Class Y	1,000.00	1,000.00	1,092.90	1,022.38	2.95	2.85	0.56%
All Cap Select Fund
Class A	1,000.00	1,000.00	1,119.10	1,019.31	6.25	5.95	1.17%
Class C	1,000.00	1,000.00	1,114.70	1,015.52	10.24	9.76	1.92%
Class I	1,000.00	1,000.00	1,120.90	1,020.77	4.70	4.48	0.88%
Class Y	1,000.00	1,000.00	1,122.00	1,021.38	4.06	3.87	0.76%
Long-Short Fund
Class A	1,000.00	1,000.00	1,055.90	1,015.50	9.98	9.78	1.93%
Class C	1,000.00	1,000.00	1,052.20	1,011.70	13.86	13.59	2.68%
Class I	1,000.00	1,000.00	1,057.40	1,016.96	8.48	8.32	1.64%
Class Y	1,000.00	1,000.00	1,058.30	1,017.56	7.86	7.71	1.52%
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,100.20	1,016.16	9.50	9.12	1.79%
Class C	1,000.00	1,000.00	1,096.50	1,012.36	13.47	12.93	2.55%
Class I	1,000.00	1,000.00	1,102.00	1,017.62	7.97	7.65	1.50%
Class Y	1,000.00	1,000.00	1,102.70	1,018.22	7.34	7.04	1.38%
Global Fund
Class A	1,000.00	1,000.00	1,107.80	1,019.41	6.10	5.85	1.15%
Class I	1,000.00	1,000.00	1,109.80	1,020.88	4.57	4.38	0.86%
Class Y	1,000.00	1,000.00	1,110.80	1,021.48	3.93	3.77	0.74%
International Fund
Class A	1,000.00	1,000.00	1,086.40	1,019.12	6.35	6.14	1.21%
Class I	1,000.00	1,000.00	1,088.00	1,020.60	4.81	4.66	0.91%
Class Y	1,000.00	1,000.00	1,088.50	1,021.20	4.18	4.04	0.79%
Short Duration Fund
Class A	1,000.00	1,000.00	1,013.80	1,021.08	4.16	4.17	0.82%
Class I	1,000.00	1,000.00	1,016.10	1,022.53	2.70	2.70	0.53%
Class Y	1,000.00	1,000.00	1,015.70	1,023.14	2.09	2.09	0.41%
Core Bond Fund
Class A	1,000.00	1,000.00	1,017.50	1,021.34	3.90	3.91	0.77%
Class I	1,000.00	1,000.00	1,018.90	1,022.80	2.43	2.43	0.48%
Class Y	1,000.00	1,000.00	1,020.40	1,023.40	1.82	1.82	0.36%

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Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Corporate Credit Fund
Class A	1,000.00	1,000.00	1,037.20	1,020.65	4.64	4.60	0.90%
Class C	1,000.00	1,000.00	1,033.40	1,016.86	8.48	8.41	1.65%
Class I	1,000.00	1,000.00	1,039.70	1,022.11	3.16	3.13	0.61%
Class Y	1,000.00	1,000.00	1,039.50	1,022.71	2.54	2.52	0.49%
High Yield Fund
Class A	1,000.00	1,000.00	1,042.80	1,020.32	4.99	4.93	0.97%
Class I	1,000.00	1,000.00	1,045.10	1,021.78	3.50	3.46	0.68%
Class Y	1,000.00	1,000.00	1,045.70	1,022.38	2.89	2.85	0.56%

*

Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

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Diamond Hill Funds
Management of the Trust
(Unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	13	Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, December 2017 to present; AIM ETF Products Trust, February 2020 to present
John T. Kelly-Jones Year of Birth: 1960	Trustee	Since May 2019	Retired, December 2017 to present; Partner, COO and CCO, Independent Franchise Partners, LLP June 2009 to November 2017.	13	None
Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present.	13	None
Nancy M. Morris Year of Birth: 1952	Trustee	Since May 2019	Retired, August 2018 to present; Chief Compliance Officer, Wellington Management Company LLP April 2012 to July 2018.	13	The Arbitrage Funds, December 2018 to present, AltShares Trust January 2020 to present
D’Ray Moore Rice Year of Birth: 1959	Chairperson Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present.	13	Advisors Investment Trust, July 2011 to present
Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired, 2012 to present.	13	Artisan Partners Funds, Inc., January 2020 to present

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 185

Diamond Hill Funds
Management of the Trust
(Unaudited) (Continued)

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least The Last 5 Years
Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014

Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015.

Gary R. Young Year of Birth: 1969	President	Since November 2014

Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Managing Director — Administration of Diamond Hill Capital Management, Inc., January 2015 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.
Maureen K. Goldenberg Year of Birth: 1968	Chief Compliance Officer	Since October 2017

Director-Compliance, Diamond Hill Capital Management, Inc., September 2017 to present; Chief Compliance Officer, Rockbridge Capital LLC, 2016 to 2017; Partner/Chief Compliance Officer North America Investments & Canada, Mercer Investments, Inc., 2015 to 2016; Vice President and Chief Compliance Officer, Fund Evaluation Group, LLC, 2011 to 2015.

Julie A. Roach Year of Birth: 1971	Treasurer	Since October 2017	Director-Fund Administration, Diamond Hill Capital Management, Inc., September 2017 to present; Assistant Treasurer - Head of Valuation Oversight, J.P. Morgan Asset Management, August 2012 to 2017.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

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DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2019 | DIAMOND-HILL.COM 189

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: FORESIDE FINANCIAL SERVICES, LLC (MEMBER FINRA)

DIAMOND-HILL.COM | 855.255.8955 | 325 JOHN H. MCCONNELL BLVD | SUITE 200 | COLUMBUS, OHIO | 43215

DH-AR123119

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $201,000 and $201,000 in fiscal 2019 and 2018, respectively. 2019 and 2018 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2019 and 2018.

(c) Tax Fees. Fees for tax compliance services totaled $58,500 and $58,500 in fiscal 2019 and 2018, respectively.

(d) All Other Fees. All other fees totaled $8,494 and $0 in fiscal 2019 and 2018, respectively.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CEN and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employee.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $37,000 and $71,000 in 2019 and 2018, respectively.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) (a)(4)	Not applicable. Change in the registrant’s independent public accountants: Not applicable

(b)	Certification required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date:	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date:	February 20, 2020

By (Signature and Title)	/s/ Julie A. Roach
Julie A. Roach, Principal Financial Officer

Date:	February 20, 2020